Use these links to rapidly review the document

APPENDIX A
APPENDIX B

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Edwards Lifesciences Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Edwards Lifesciences Corporation

2017 Proxy Statement
Annual Meeting of Stockholders

Edwards

March 30, 2017

To our Stockholders:

The Board of Directors joins me in inviting you to attend our 2017 Annual Meeting of Stockholders. The meeting will be held at our corporate headquarters located at One Edwards Way, Irvine, California, on Thursday, May 11, 2017, at 10:00 a.m., Pacific Daylight Time. Registration will begin at 9:00 a.m.

Details of the business to be conducted at the Annual Meeting are included in the attached Notice of 2017 Annual Meeting of Stockholders and Proxy Statement. Stockholders also may access the Notice of 2017 Annual Meeting of Stockholders and the Proxy Statement via the Internet at www.edwards.com.

At the meeting, in addition to discussing matters described in the Proxy Statement, I will report on our 2016 achievements and discuss our plans for continued growth and success.

We look forward to seeing you at the Annual Meeting.

Sincerely,

Michael A. Mussallem
 Chairman of the Board and
Chief Executive Officer

Edwards Lifesciences Corporation
One Edwards Way
Irvine, California USA 92614
Phone: 949.250.2500 www.edwards.com

Edwards Lifesciences Corporation
One Edwards Way
Irvine, California USA 92614
949.250.2500

NOTICE OF 2017 ANNUAL MEETING OF STOCKHOLDERS To be held on Thursday, May 11, 2017

To the Stockholders of

EDWARDS LIFESCIENCES CORPORATION

The 2017 Annual Meeting of Stockholders (the "Annual Meeting") of Edwards Lifesciences Corporation, a Delaware corporation ("Edwards," the "Company," "we" or "us"), will be held at the corporate headquarters of the Company, located at One Edwards Way, Irvine, California 92614, on Thursday, May 11, 2017, at 10:00 a.m., Pacific Daylight Time, for the following purposes:

  1.
  To elect the eight nominees identified in the attached proxy statement (the "Proxy Statement") as directors to serve until the 2018 annual meeting of stockholders and until their respective successors are elected and qualified;
  2.
  To approve, on an advisory basis, the frequency of named executive officer compensation votes;
  3.
  To approve, on an advisory basis, named executive officer compensation;
  4.
  To approve an amendment and restatement of the Company's Long-Term Stock Incentive Compensation Program (the "Long-Term Stock Program") to increase the total number of shares of common stock available for issuance under the Long-Term Stock Program by 1,400,000 shares;
  5.
  To approve an amendment and restatement of the Company's 2001 Employee Stock Purchase Plan for United States Employees (the "U.S. ESPP") to increase the total number of shares of common stock available for issuance under the U.S. ESPP by 1,500,000 shares;
  6.
  To ratify the appointment of PricewaterhouseCoopers LLP ("PwC") as the Company's independent registered public accounting firm for the year ending December 31, 2017; and
  7.
  To transact such other business as may properly come before the Annual Meeting.

The Proxy Statement accompanying this notice describes each of the items of business in more detail.

If you were a holder of record of the Company's common stock at the close of business on March 17, 2017, you are entitled to notice of, and to vote at, the Annual Meeting.

Whether or not you expect to attend the Annual Meeting, please submit your proxy or voting instructions as soon as possible to ensure that your shares will be represented at the Annual Meeting. You may vote in person or by proxy at the Annual Meeting, or you may submit your proxy or voting instructions via the Internet, by telephone or by mail. Please follow the instructions in the Notice of Internet Availability of Proxy Materials (the "Notice") or on the proxy card or voting instruction form you received to vote your shares. If you only received the Notice, you may request a paper copy of the proxy materials (the "Proxy Materials"), which includes this Notice of Annual Meeting, the Proxy Statement, our Annual Report on Form 10-K for the fiscal year ended 2016 ("2016 Annual Report"), and a proxy card or voting instruction form, by following the instructions in the Notice.

By Order of the Board of Directors,

Denise E. Botticelli Vice President, Associate General Counsel, and Secretary

March 30, 2017

PROXY SUMMARY

This summary contains highlights about Edwards and the upcoming Annual Meeting. This summary does not contain all of the information that you should consider. Please read the entire Proxy Statement prior to voting.

VOTING MATTERS (Page 1)

Proposal		Board Vote Recommendation
1.	Election of Directors	FOR
2.	Advisory Vote on Frequency of Named Executive Officer Compensation Votes	ONE YEAR
3.	Advisory Vote to approve Named Executive Officer Compensation	FOR
4.	Amendment and Restatement of the Long-Term Stock Program	FOR
5.	Amendment and Restatement of the U.S. ESPP	FOR
6.	Ratification of Appointment of Independent Registered Public Accounting Firm	FOR

BOARD OF DIRECTORS (Page 5)

This year, eight of our current directors are standing for election for a one-year term at the Annual Meeting. The following chart provides key information on each of our current directors:

Name	Age	Director Since	Primary Occupation	Board Roles(1)	Other Public Company Boards
Director Nominees

Kieran T. Gallahue*	53	2015	Former Chairman and CEO CareFusion Corporation	AC	1
Leslie S. Heisz*	56	2016	Former Managing Director Lazard Frères & Co.	AC	1
William J. Link, Ph.D.*	70	2009	Managing Director and Co-Founder Versant Ventures	CGC (Chair)	2
Steven R. Loranger*	65	2016	Former Chairman, President and CEO ITT Corporation	CGC	1
Martha H. Marsh*	68	2015	Retired President and CEO Stanford Hospital & Clinics	CGC	2
Michael A. Mussallem	64	2000	Chief Executive Officer and Chairman Edwards Lifesciences Corporation	Chairman	0
Wesley W. von Schack*	72	2010	Former Chairman, President and CEO Energy East Corporation	Presiding Director AC	1
Nicholas J. Valeriani*	60	2014	Former CEO, West Health Institute Former EVP, Johnson & Johnson	CGC	2
Average	64	5 years

Retiring Director (Not Nominated for Re-Election Under Edwards' Director Retirement Policy)

John T. Cardis*	75	2004	Retired National Managing Partner Deloitte & Touche	AC (Chair)	0

(1)
CGC = Compensation and Governance Committee; AC = Audit Committee, each member is an audit committee financial expert

* Independent Director

Edwards Lifesciences Corporation | PROXY STATEMENT i

PROXY SUMMARY

CORPORATE GOVERNANCE HIGHLIGHTS (Page 10)

Our commitment to good governance practices and accountability to stockholders is described in the following chart.

WHAT WE DO

✓ Annual election of directors
✓ Majority vote standard in uncontested elections, with director resignation policy
✓ Special stockholders meetings can be called by stockholders owning at least 15% of our outstanding shares

✓

Proxy access right to permit a stockholder, or a group of up to 30 stockholders, owning at least 3% of our outstanding shares continuously for at least 3 years, to nominate up to the greater of 2 directors or 20% of our Board for inclusion in our proxy statement

✓ Independent Board, all but our Chief Executive Officer
✓ Executive session of independent directors held at each Board and committee meeting
✓ Independent Presiding Director provides strong independent leadership of our Board
✓ Retirement policy for directors
✓ Annual Board and committee self-evaluations, and peer reviews
✓ Nonemployee directors expected to hold net shares upon vesting or exercise of equity awarded after 2011 until Board service ends
✓ Senior management succession planning considered at each regularly scheduled Board meeting
✓ Active stockholder engagement
✓ Robust code of ethics in our Global Business Practice Standards
✓ Corporate sustainability report
✓ "Clawback" policy for performance-based compensation
WHAT WE DON'T DO

✗ No pledging or hedging of Edwards' securities by directors, executives, employees with a title of "vice president" or above and "insiders" under our insider trading policy
✗ No stockholder rights plan ("poison pill")
✗ No supermajority voting provisions in the Company's organizational documents

ACTIVE STOCKHOLDER ENGAGEMENT (Page 10)

Edwards' Board of Directors (the "Board") and management are committed to engaging with Edwards' stockholders and incorporating feedback into their decision-making processes. Our Corporate Secretary and Investor Relations teams, together with other members of management and, from time to time, our Presiding Director, engage stockholders to solicit their views and feedback on governance, compensation and other related matters and to discuss the issues that matter most to our stockholders. Stockholder feedback is shared with the Board and its committees, which enhances our governance practices, facilitates future dialogue between stockholders and the Board and provides additional transparency to our stockholders. In the winter of 2016-2017, our Corporate Secretary and Investor Relations teams contacted our top 10 stockholders representing approximately 38% of our outstanding shares, and conducted conversations with stockholders representing approximately 20% of outstanding shares. In this engagement, we received feedback from stockholders on a range of issues including governance, compensation and sustainability.

EXECUTIVE COMPENSATION (Page 24)

Executive Summary.    Edwards is the global leader in patient-focused medical innovations for structural heart disease, as well as critical care and surgical monitoring. Driven by a passion to help patients, we collaborate with the world's leading clinicians and researchers to address unmet healthcare needs, working to improve patient outcomes and enhance lives.

Pay-for-Performance Philosophy.    The Compensation and Governance Committee of the Board (the "Compensation Committee") strives to create a pay-for-performance culture and strongly believes that executive compensation should be tied not only to performance, but also directly to the successful implementation of our corporate strategy. As a direct result of our strategy, we have introduced new therapies such as transcatheter aortic valve replacement, rapid-deployment surgical heart valves and noninvasive advanced hemodynamic monitoring, all while achieving our stated financial and operating objectives. Managing our business well in a challenging, highly regulated, dynamic environment requires talented and energetic leaders who champion our strategy and deliver on our commitments.

ii Edwards Lifesciences Corporation | PROXY STATEMENT

PROXY SUMMARY

EXECUTIVE COMPENSATION (Page 25)

EDWARDS' CORPORATE STRATEGY INFORMS PAY DESIGN

2016 Financial and Operating Performance.    Overall, we achieved outstanding financial results and operating performance in 2016, including revenue growth of 18.5% on a non-GAAP basis. We made important progress on future advancements for patients:

•
Based on impressive clinical results in patients at intermediate risk for surgery, we secured U.S. Food and Drug Administration ("FDA") approval to treat a broader group of patients with our SAPIEN 3 transcatheter aortic heart valve replacement technology
•
We continued to dedicate research and development to enhancing our surgical heart valve options for patients, achieving FDA approval of our INTUITY Elite rapid-deployment valve
•
We made key advancements in critical care, receiving CE Mark for a breakthrough hypotension indicator and a new advanced monitoring platform

Stock Performance.    As a general indicator of our pay-for-performance culture, the Compensation Committee considers how Edwards' cumulative total return to stockholders compares to both the S&P 500 and our 12-company medical products peer group, the S&P 500 Health Care Equipment Index (the "SPHEI"). As the table below illustrates, Edwards has outperformed these indices over the five-, three- and one-year periods ended December 31, 2016 (reflecting reinvestment of dividends).

	Last 5 Years	Last 3 Years	Last Year

EDWARDS	165%	185%	19%
S&P 500	98%	29%	12%
SPHEI	107%	38%	7%

2016 Annual Incentive Plan Outcomes and Long Term Incentives.    Our financial results in 2016 surpassed the cash incentive plan target achievement percentages for all three financial measures by significant margins, surpassing the maximum for one measure, and resulted in financial performance at 159% of target under the cash incentive plan. In addition, our overall achievement of KODs for 2016 was 100%. Accordingly, our cash incentive plan for corporate employees funded at 159% of target. The PBRSUs that vested in 2016 were based on Edwards' total stockholder return ("TSR") compared to that of companies in the Morgan Stanley Healthcare Product Companies Index ("RXP"). The payout of these PBRSUs tracked the strong performance of our stock after the three-year period and paid out 175% of target.

Edwards Lifesciences Corporation | PROXY STATEMENT iii

PROXY SUMMARY

COMPENSATION PROGRAM HIGHLIGHTS (Page 26)

        Compensation Program Highlights.     The Compensation Committee believes that its executive compensation and benefits philosophy and objectives have resulted in programs that align executives with stockholder interests.

WHAT WE DO

✓ Pay for Performance. Approximately 88% of the total direct compensation of our CEO, and an average of 78% of the total direct compensation of our other NEOs, is performance-based.
We align executive compensation with the interests of our stockholders

Executive compensation programs are designed to avoid excessive risk and foster sustainable growth

We adhere to strong executive compensation and governance practices

✓

Linkage Between Performance Measures and Strategic Imperatives. Performance measures for incentive compensation are linked to our Strategic Imperatives through achievement of KODs and are designed to create long-term stockholder value and hold executives accountable for their individual and Edwards' performance.

✓ Performance-Based Equity. Our PBRSUs vest based on our relative TSR over a three-year period.
✓ Minimum Three-Year Vesting. Equity compensation is structured to vest over a minimum period of three years, subject to limited exceptions.

✓

Robust Executive Stock Ownership Guidelines with Holding Period Requirements. Executives are required to hold Edwards' stock with a value not less than six times salary for our CEO and three times salary for each other NEO. Fifty percent of net shares received as equity compensation must be retained until the guideline has been met.

✓ CEO Stock Ownership. Our CEO far exceeds his six-times salary ownership guideline and continues to increase his ownership of Edwards' stock each year.
✓ Modest Perquisites. We provide modest perquisites and have a business rationale for the perquisites that we do provide.

✓

"Double Trigger" in the Event of a Change in Control. Severance benefits are paid, and equity compensation awarded starting in May 2015 vests, only upon a "double trigger" in connection with a change in control (meaning a termination of the executive's employment is required, in addition to the occurrence of a change in control, in order for the benefits to be triggered).

✓

Annual Stockholder Approval of Long-Term Stock Program Shares. We provide stockholders an annual opportunity to vote on proposed increases to the number of shares available for grant under the Long-Term Stock Program.

✓ Use Tally Sheets. The Compensation Committee annually reviews "tally sheets" reflecting all compensation elements for our NEOs.
✓ "Clawback" Policy. We maintain a recoupment policy for performance-based compensation.
✓ Independent Compensation Consultant. The Compensation Committee engages an independent compensation consulting firm that provides us with no other services.
WHAT WE DON'T DO

✗ No excise tax gross-ups for executive officers.
✗ No repricing or buyout of underwater stock options.
✗ No pledging of Edwards' securities by directors, executives, employees with a title of "vice president" or above, and "insiders" under our insider trading policy.
✗ No hedging of Edwards' securities by directors, executives, employees with a title of "vice president" or above, and "insiders" under our insider trading policy.

iv Edwards Lifesciences Corporation

EDWARDS LIFESCIENCES CORPORATION

PROXY STATEMENT FOR THE
2017 ANNUAL MEETING OF STOCKHOLDERS

GENERAL MEETING AND VOTING INFORMATION

Our Board of Directors is soliciting your proxy for use at the Annual Meeting to be held at 10:00 a.m., Pacific Daylight Time, on Thursday, May 11, 2017, at our corporate headquarters, located at One Edwards Way, Irvine, California 92614.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDERS MEETING TO BE HELD ON MAY 11, 2017

We are pleased to take advantage of Securities and Exchange Commission (the "SEC") rules that allows us to furnish the Proxy Materials over the Internet. As a result, we are mailing to most of our stockholders the Notice instead of a paper copy of the Proxy Materials. The Notice contains instructions on how to access those documents over the Internet and how to submit your proxy via the Internet. The Notice also contains instructions on how to request a paper copy of the Proxy Materials. All stockholders who do not receive a Notice will receive a paper copy of the Proxy Materials by mail. This process allows us to provide our stockholders with the information they need in a more timely manner, while reducing the environmental impact and lowering the costs of printing and distributing the Proxy Materials. This Proxy Statement and our 2016 Annual Report are available at our website at http://ir.edwards.com/annuals-proxies.cfm, which does not have "cookies" that identify visitors to the site.

The Notice and the Proxy Materials are first being sent to stockholders on or about March 30, 2017.

VOTING MATTERS AND THE RECOMMENDATIONS OF THE BOARD

The items of business scheduled to be voted on at the Annual Meeting and our Board's recommendation on each item are as follows:

Proposal		Board Vote Recommendation
1.	Election of Directors	FOR
2.	Advisory Vote on Frequency of Named Executive Officer Compensation Votes	ONE YEAR
3.	Advisory Vote to Approve Named Executive Officer Compensation	FOR
4.	Amendment and Restatement of the Long-Term Stock Program	FOR
5.	Amendment and Restatement of the U.S. ESPP	FOR
6.	Ratification of Appointment of Independent Registered Public Accounting Firm	FOR

Stockholders will also be asked to consider and transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof. Pursuant to our Bylaws, the chairman of the Annual Meeting will determine whether any business proposed to be brought before the

Annual Meeting has been properly presented. If the chairman determines that the business was not properly brought before the Annual Meeting, the chairman will declare to the Annual Meeting that such business was not properly brought and such business will not be transacted.

Edwards Lifesciences Corporation | PROXY STATEMENT 1

GENERAL MEETING AND VOTING INFORMATION

RECORD DATE AND STOCKHOLDERS LIST

The Board has fixed the close of business on Friday, March 17, 2017 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting. A list of stockholders of record entitled to vote at the Annual Meeting will be available for inspection by any stockholder, for any purpose germane to the meeting, during normal business hours, for a period of ten days prior to and including the date of the meeting, at our corporate headquarters located at One Edwards Way, Irvine, California 92614.

WHO CAN VOTE

You are entitled to vote your shares at the Annual Meeting if our records show that you held your shares as of the record date, March 17, 2017. At the close of business on that date, 211,185,958 shares of our common stock were outstanding and entitled to vote at the Annual Meeting. We have no other class of voting securities outstanding. Each stockholder is entitled to one vote per share on each proposal to be voted upon at the Annual Meeting.

HOW TO VOTE

You may hold Edwards' shares in multiple accounts and therefore receive more than one proxy card or voting instruction form and related materials. Please vote EACH proxy card and voting instruction form that you receive.

 Shares Held of Record.     If you hold your shares in your own name as a holder of record with our transfer agent, Computershare, you may authorize that your shares be voted at the Annual Meeting in one of the following ways.

By Internet or By Telephone	• If you received a Notice or a printed copy of the Proxy Materials, follow the instructions in the Notice or on the proxy card or voting instruction form
By Mail	• If you received a printed copy of the Proxy Materials, complete, sign, date, and mail your proxy card or voting instruction form in the enclosed, postage-prepaid envelope
In Person	• You may also vote in person if you attend the Annual Meeting

Shares Held in Street Name.     If you hold your shares through a broker, bank or other nominee (that is, in street name), you will receive instructions from your broker, bank or nominee that you must follow in order to have your shares voted at the Annual Meeting. If you want to vote in person at the Annual Meeting, you must obtain a legal proxy from your broker, bank or other nominee and bring it to the meeting.

Shares Held in Our 401(k) Plan.     If you participate in the Edwards Lifesciences Corporation 401(k) Savings and Investment Plan or the Edwards Lifesciences Corporation of Puerto Rico Savings and Investment Plan, you will receive a request for voting instructions with respect to the shares allocated to your plan account. You are entitled to direct the plan trustee how to vote your plan shares. If the plan trustee does not receive voting instructions for shares in your plan account, the shares attributable to your account will be voted in the same proportion as the allocated shares for which voting instructions have been received.

Even if you plan to attend the Annual Meeting, we recommend that you submit your proxy or voting instructions in advance of the Annual Meeting as described above so that your vote will be counted if you later decide not to attend or are unable to attend the Annual Meeting.

2 Edwards Lifesciences Corporation | PROXY STATEMENT

GENERAL MEETING AND VOTING INFORMATION

DEADLINE TO VOTE

If you are a stockholder of record, your proxy must be received by telephone or the Internet by 11:59 p.m. Eastern Time on May 10, 2017 in order for your shares to be voted at the Annual Meeting. If you are a stockholder of record and you received a printed copy of the Proxy Materials, you may instead mark, sign, date and return the enclosed proxy card or voting instruction form, which must be received before the polls close at the Annual Meeting.

If you hold your shares in street name through a broker, bank or other nominee, please follow the instructions provided by the broker, bank or other nominee who holds your shares. If you hold shares in one of our 401(k) plans, to allow sufficient time for voting by the plan trustees, your voting instructions must be received by telephone or the Internet by 11:59 p.m. Eastern Time on May 8, 2017.

APPOINTMENT OF PROXIES

The Board has appointed William J. Link, Michael A. Mussallem and Wesley W. von Schack to serve as proxy holders to vote your shares according to the instructions you submit. If you properly submit a proxy but do not indicate how you want your shares to be voted on one or more items, your shares will be voted in accordance with the recommendations of our Board as set forth above under "Voting Matters and the Recommendations of the Board." With respect to any other matter properly presented at the Annual Meeting, your proxy, if properly submitted, gives authority to the proxy holders to vote your shares on such matter in accordance with their best judgment.

REVOCATION OF YOUR PROXY

If you are a holder of record, you may revoke your proxy at any time before it is voted at the Annual Meeting by delivering written notice of revocation to the Secretary of the Company by submitting a subsequently dated proxy by mail, telephone or the Internet in the manner described above under "How to Vote," or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not itself revoke an earlier submitted proxy. If you hold your shares in street name, you must follow the instructions provided by your broker, bank or nominee to revoke your voting instructions, or, if you have obtained a legal proxy from your broker, bank or other nominee giving you the right to vote your shares at the Annual Meeting, by attending the Annual Meeting and voting in person.

Any change to your proxy or voting instructions that is provided by telephone or the Internet must be submitted by 11:59 p.m. Eastern Time on May 11, 2017, except that if you are voting shares held in one of our 401(k) plans, the deadline is 11:59 p.m. Eastern Time on May 8, 2017.

BROKER VOTING

Brokers holding shares of record for their customers are entitled to vote on certain routine matters, such as the ratification of the appointment of PwC, our independent registered public accounting firm (Proposal 6), without instructions from their customers. However, these brokers are generally not entitled to vote on certain non-routine matters, including the election of directors, matters relating to equity compensation plans or executive compensation, and certain corporate governance proposals, unless their customers submit voting instructions. If you hold your shares in street name through a broker and the broker does not receive your voting instructions, the broker will not be permitted to vote your shares in its discretion on any of the proposals at the Annual Meeting other than the proposal to ratify the appointment of PwC. If you do not submit voting instructions and your broker votes your shares on Proposal 6 in its discretion, your shares will constitute "broker non-votes" on each of the other proposals.

Edwards Lifesciences Corporation | PROXY STATEMENT 3

GENERAL MEETING AND VOTING INFORMATION

QUORUM

The presence at the Annual Meeting, in person or by proxy, of holders of at least a majority of the outstanding shares of common stock entitled to vote is necessary to constitute a quorum to transact business at the Annual Meeting. Shares represented at the

Annual Meeting are counted toward a quorum even if the holder of such shares abstains from voting. Shares held through brokers are not counted toward a quorum unless the broker has authority to vote upon at least one matter at the Annual Meeting.

VOTE REQUIRED ON PROPOSALS

The following summary describes the vote required to approve each of the proposals at the Annual Meeting.

Voting Item	Vote Standard	Treatment of Abstentions and Broker Non-Votes
Proposal 1 – Election of Directors	• Majority of votes cast	• Abstentions and broker non-votes not counted as votes cast

Proposal 2 – Frequency of Executive Compensation Votes (Advisory)

Proposal 3 – Executive Compensation (Advisory)

Proposal 4 – Long-Term Stock Program

Proposal 5 – U.S. ESPP

Proposal 6 – Ratification of Independent Registered
    Public Accounting Firm (Advisory)

	• Majority of shares represented at the Annual Meeting and entitled to vote on the proposal	• Abstentions will have the effect of votes "against" • Broker non-votes will not be counted as shares entitled to vote on the proposal

PROXY SOLICITATION COSTS

Your proxy for the Annual Meeting is being solicited on behalf of our Board and we will pay the cost of solicitation. At our expense, we will also request brokers and other custodians, nominees and fiduciaries to forward proxy soliciting materials to the beneficial owners of shares held of record by such persons. In addition, we have retained Georgeson Inc. ("Georgeson") to assist with the distribution and solicitation of proxies for a fee of $20,000, plus expenses for these services. We also agreed to indemnify Georgeson against liabilities and expenses arising in connection with the proxy solicitation unless caused by Georgeson's gross negligence or intentional misconduct. Georgeson and our officers, directors and regular employees may also solicit proxies by telephone, facsimile, e-mail and personal solicitation. We will not pay additional compensation to our officers, directors and regular employees for these activities.

4 Edwards Lifesciences Corporation | PROXY STATEMENT

BOARD OF DIRECTORS MATTERS

PROPOSAL 1 – ELECTION OF DIRECTORS

THE BOARD RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR

General.     Our Board currently consists of nine directors forming one single class of directors and at the Annual Meeting, all but one will be standing for election for a one-year term. In accordance with Edwards' director retirement policy, Mr. John T. Cardis has not been nominated for re-election and will retire from the Board on the date of the Annual Meeting. At that time, we expect the size of the Board will be reduced to eight directors.

Since our 2016 annual meeting, in July 2016, the Board appointed a new director, Leslie S. Heisz. Ms. Heisz has extensive investment banking and previous board experience, as described further in her biography below. The Compensation Committee authorized the retention of Spencer Stuart, an executive search consulting firm, to identify and assess appropriate candidates for director. Spencer Stuart facilitated background checks on Ms. Heisz as part of the director search process. The Compensation Committee and full Board then reviewed the results of Spencer Stuart's evaluations and screenings, conducted candidate interviews, discussed each potential nominee and appointed Ms. Heisz to the Board.

The Board has nominated the eight individuals identified below, including Ms. Heisz, for election to the Board, to serve until the next annual meeting of stockholders and until their successors are elected and qualified, or until their earlier resignation or removal.

Each of the nominees standing for election has consented to serve as a director if elected. However, if any nominee becomes unable or unwilling for good cause to serve before the election, the shares represented by proxy may be voted for a substitute nominee designated by the Board. No arrangement or understanding exists between any nominee and any other person or persons pursuant to which any nominee was or is to be selected as a director or nominee, and none of our directors has any family relationship with any other director or with any of our executive officers. More information regarding the Board, the committees of the Board, director independence, and related matters follows this Proposal 1.

Director Nominees.     The following biographical information for each of the Board's director nominees includes information about the director's age, background, and business experience and the specific experience, qualifications, attributes or skills that led the Board to conclude that the individual should serve as a director.

Edwards Lifesciences Corporation | PROXY STATEMENT 5

PROPOSAL 1 – ELECTION OF DIRECTORS

Michael A. Mussallem Age: 64 Director Since: 2000	Edwards Board Roles: • Chairman of the Board

Select Business Experience:

•

Edwards Lifesciences Corporation

–

Chairman and CEO, since 2000

•

Baxter International Inc.

–

Group Vice President, Cardiovascular businesses, from 1994 to 2000

–

Group Vice President, Biopharmaceutical business, from 1998 to 2000

–

Held a variety of positions with increasing responsibility in engineering and product development

•

Member of the board and executive committee of the Advanced Medical Technology Association (AdvaMed), former chairman of the boards of directors of both AdvaMed and California Healthcare Institute

•

Trustee of the University of California, Irvine Foundation

•

Received his Bachelor of Science in Chemical Engineering and an honorary doctoral degree from the Rose Hulman Institute of Technology

Select Skills and Qualifications:

Mr. Mussallem has an extensive knowledge of the medical technology industry in general, and of the people, operations, processes and products of the Company, in particular, built over a 35-year career with the Company and its predecessor. In addition, in his roles with AdvaMed and other healthcare-related organizations, he has become a recognized leader in the medical technology industry, making important contributions to healthcare policy discussions in California, the United States and the key global markets that the Company serves. These experiences have established relationships which are helpful in developing the Board's strategic perspective and enhanced his leadership of the Company and contributions to the Board.

Kieran T. Gallahue Age: 53 Director Since: 2015	Edwards Board Roles: • Audit Committee Member

Other Current Public Company Directorships:

•

intersect ENT, Inc., since 2015

–

Lead Independent Director

Other Public Company Directorships in Past Five Years:

•

CareFusion Corporation, until 2015

•

Volcano Corporation, until 2015

Select Business Experience:

•

CareFusion Corporation, a global medical technology company (acquired by Becton, Dickinson and Company in March 2015)

–

Chairman and Chief Executive Officer, from 2011 to 2015

•

ResMed, Inc.

–

Member of the Board of Directors, until 2011

–

Chief Executive Officer, from 2008 to 2011

–

President, from 2004 to 2011

–

President and COO, Americas, from 2003 to 2004

•

Nanogen, Inc.

–

Various positions, including President and Chief Financial Officer, from 1998 to 2002

•

Prior to 1998, various marketing, sales and financial positions within Instrumentation Laboratory, the Procter & Gamble Company and the General Electric Company

•

Served on the Board of Directors and Executive Committee of AdvaMed

•

Holds a bachelor's degree in economics from Rutgers University and an MBA from Harvard Business School

Select Skills and Qualifications:

Mr. Gallahue provides valuable insights and direction to the Board gained through extensive executive management experience at medical technology companies. His leadership roles on other public company boards and committees and prior experience as a public company chief financial officer also permits him to contribute valuable financial and accounting perspectives to the Board and Audit Committee.

6 Edwards Lifesciences Corporation | PROXY STATEMENT

PROPOSAL 1 – ELECTION OF DIRECTORS

Leslie S. Heisz Age: 56 Director Since: 2016	Edwards Board Roles: • Audit Committee Member

Other Current Public Company Directorships:

•

Public Storage, Independent Trustee, since 2017

Other Public Company Directorships in Past Five Years:

•

Ingram Micro Inc., until 2016

•

Towers Watson & Co., until 2016

•

HCC Insurance Holdings, Inc., until 2014

Select Business Experience:

•

Kaiser Foundation Hospitals and Kaiser Foundation Health Plan,  Inc., since 2015

–

Member, Audit, Governance, and Community Benefit Committees

•

Lazard Freres & Co., from 2003 to 2010

–

Managing Director

•

Dresdner Kleinwort Wasserstein (and its predecessor Wasserstein Perella & Co.), Mergers & Acquisitions and Corporate Finance, from 1995 to 2002

–

Managing Director, from 1996 to 2002

–

Director, from 1995 to 1996

•

Salomon Brothers Inc., from 1987 to 1995

–

Vice President, Corporate Finance

•

Pricewaterhouse, from 1982 to 1986

–

Senior Consultant

•

Holds a bachelor's degree in economics-systems science from the University of California and an MBA from the UCLA School of Management

Select Skills and Qualifications:

Ms. Heisz's career in the banking industry, in-depth knowledge of capital markets, and previous public company board experience enhances our Board's ability to effectively oversee financial reporting, enterprise and operational risk management, as well as corporate finance, tax and treasury matters. Ms. Heisz is also an experienced governance professional, having received the National Association of Corporate Directors' Directorship 100 award.

William J. Link, Ph.D. Age: 70 Director since: 2009	Edwards Board Roles: • Chair of the Compensation and Governance Committee

Other Current Public Company Directorships:

•

Second Sight Medical Products, Inc., since 2003

–

Member of Audit and Nominating and Corporate Governance Committees, and Chair of Compensation Committee

•

Glaukos Corporation, since 2001 (became a public company in July 2015)

–

Chairman, and Member of the Compensation, Nominating and Governance Committee

Select Business Experience:

•

Versant Ventures, a venture capital firm investing in early-stage healthcare companies

–

Managing Director and Co Founder, since 1999

•

Brentwood Venture Capital, since 1998

–

General Partner

•

Chiron Vision (acquired by Bausch & Lomb, Inc.), from 1986 to 1997

–

Founder, Chairman, and Chief Executive Officer

•

American Medical Optics,  Inc. (acquired by Allergan, Inc.), from 1978 to 1986

–

Founder and President

•

Before entering the healthcare industry, was an assistant professor in the Department of Surgery at the Indiana University School of Medicine

•

Earned his bachelor's, master's and doctoral degrees in mechanical engineering from Purdue University

Select Skills and Qualifications:

Dr. Link's corporate leadership and long history successfully commercializing products in the medical technology industry provide the Board with a valuable perspective in evaluating the prospects of, and risks associated with, existing business operations. In addition, his extensive experience in identifying new business opportunities and his strong technical and engineering background have proven beneficial in assessing the potential for future innovations.

Edwards Lifesciences Corporation | PROXY STATEMENT 7

PROPOSAL 1 – ELECTION OF DIRECTORS

Steven R. Loranger Age: 65 Director Since: 2016	Edwards Board Roles: • Compensation and Governance Committee Member

Other Current Public Company Directorships:

•

Xylem Inc., since 2011

–

Member of Audit and Nominating and Governance Committees

Other Public Company Directorships in Past Five Years:

•

FedEx Corporation, until 2014

•

Exelis Inc., until May 2013

Select Business Experience:

•

Xylem Inc., a global water technology provider

–

Interim CEO and President, from September 2013 until March 2014

•

ITT Corporation

–

Chairman, President, and CEO, from 2004 until October 2011

•

Textron, Inc.

–

Executive Vice President and Chief Operating Officer, from 2002 to 2004

•

From 1981 to 2002, held executive positions at Honeywell International Inc. and its predecessor company, AlliedSignal, Inc., including serving as President and Chief Executive Officer of its Engines, Systems and Services businesses

•

Senior Advisor to the CEO of FlightSafety International and serves on the Boards of the National Air and Space Museum and the Congressional Medal of Honor Foundation

•

Holds a bachelor's and master's degree in science from the University of Colorado

Select Skills and Qualifications:

Mr. Loranger is a seasoned executive with global manufacturing and operational experience in highly regulated, high-tech industries. His decades of experience leading large, global innovation-focused corporations with intensive data privacy components is particularly valuable to the Board.

Martha H. Marsh Age: 68 Director Since: 2015	Edwards Board Roles: • Compensation and Governance Committee Member

Other Current Public Company Directorships:

•

AMN Healthcare Services, Inc., since 2010

–

Chair, Compensation Committee and member of Corporate Governance Committee

•

Owens & Minor Inc., since 2012

–

Chair, Governance and Nominating Committee, member of Compensation Committee and Executive Committee

Other Public Company Directorships in Past Five Years:

•

Thoratec Corporation, until 2015

Select Business Experience:

•

Stanford Hospital & Clinics

–

President and Chief Executive Officer, from 2002 until her retirement in 2010

•

University of California Davis Medical Center

–

Chief Executive Officer, from 1999 until 2002

•

Received her Bachelor of Arts in History from the University of Rochester, an MBA in accounting and health administration and a master's degree in public health from Columbia University

Select Skills and Qualifications:

Ms. Marsh's experience of more than 30 years in an increasingly complex and evolving healthcare system as a president and chief executive officer, combined with years of Board experience that includes corporate governance chairmanships, provide a unique perspective as our board considers the execution of our patient-focused innovation strategy.

8 Edwards Lifesciences Corporation | PROXY STATEMENT

PROPOSAL 1 – ELECTION OF DIRECTORS

Wesley W. von Schack Age: 72 Director Since: 2010	Edwards Board Roles: • Presiding Director • Audit Committee Member

Other Current Public Company Directorships:

•

Teledyne Technologies, since 2006

Other Public Company Directorships in Past Five Years:

•

Bank of New York Mellon Corporation, until 2016

–

Former Lead Director and Chair of Executive Committee

Select Business Experience:

•

Energy East Corporation, an energy services company (acquired by Iberdrola S.A. in 2008)

–

Chairman, President, and Chief Executive Officer, from 1996 until his retirement in 2009

•

AEGIS Insurance Services, Inc.

–

Chairman, since 2006, Chair of Risk Managers Advisory Committee and Director, since 1997

•

AEGIS Managing Agency Limited, which manages Syndicate 1225 at Lloyd's of London

–

Non-executive Director and member of the Audit Committee, since 2006

•

Received his Bachelor of Economics from Fordham University, an MBA from St. John's University and a Ph.D. from Pace University

Select Skills and Qualifications:

Mr. von Schack's experience of more than 30 years in the highly regulated energy industry as both a chief executive officer and a chief financial officer, combined with many years of Board experience and audit and compensation committee chairmanships, enable him to make significant contributions in assessing and managing risks. In addition, the operational and leadership skills developed over his career have provided valuable insights and support to the Board as its Presiding Director.

Nicholas J. Valeriani Age: 60 Director Since: 2014	Edwards Board Roles: • Compensation and Governance Committee Member

Other Current Public Company Directorships:

•

Roka Bioscience, Inc., since 2015

–

Member of the Compensation Committee

•

RTI Surgical, Inc., since 2016

Select Business Experience:

•

Gary and Mary West Health Institute, an independent, nonprofit medical research organization that works to create new, more effective ways of delivering care at lower costs

–

Chief Executive Officer, from 2012 to 2015

•

Johnson & Johnson

–

Company Group Chairman, Ortho Clinical Diagnostics, from 2009 to 2012

–

Member of the Executive Committee

–

Vice President, Office of Strategy and Growth, from 2007 to 2009

–

Served 34 years in key positions, including Worldwide Chairman, Medical Devices and Diagnostics and Corporate Vice President, Human Resources

•

Member of the boards of directors of the Gary and Mary West Health Institute and the Gary and Mary West Health Policy Center

•

Member of the board of directors of AgNovos Healthcare, since 2016

•

Served on the boards of directors of the Robert Wood Johnson University Hospital, until 2016, and the Center for Medical Interoperability, until 2015

•

Received a bachelor's degree in industrial engineering and an MBA from Rutgers University

Select Skills and Qualifications:

Mr. Valeriani's 40 years of medical technology industry experience in a large and complex global company and experience directing strategy informs his contribution to the development of our innovation strategy and assessment of future business opportunities. In addition, his background in human resources enables him to contribute valuable insights to the Compensation and Governance Committee.

THE BOARD RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF
THE NOMINEES FOR DIRECTOR

Edwards Lifesciences Corporation | PROXY STATEMENT 9

BOARD OF DIRECTORS MATTERS

CORPORATE GOVERNANCE POLICIES AND PRACTICES

Corporate Governance Highlights.     The Company and the Board take seriously our commitment to good corporate governance. We believe the regular review of our governance practices with current issues and trends in mind, the discussions we hold with our stockholders and advisers and the practice enhancements we consider as a result, help us to compete more effectively, sustain our successes and build long-term value for our stockholders. Our commitment to good governance practices and accountability to stockholders is described in the following chart.

WHAT WE DO

✓	Annual election of directors
✓	Majority vote standard in uncontested elections, with director resignation policy
✓	Special stockholders meetings can be called by stockholders owning at least 15% of our outstanding shares
✓	Proxy access right to permit a stockholder, or a group of up to 30 stockholders, owning at least 3% of our outstanding shares continuously for at least 3 years, to nominate up to the greater of 2 directors or 20% of our Board for inclusion in our proxy statement
✓	Independent Board, all but our Chief Executive Officer
✓	Executive session of independent directors held at each Board and committee meeting
✓	Independent Presiding Director provides strong independent leadership of our Board
✓	Retirement policy for directors
✓	Annual Board and committee self-evaluations, and peer reviews
✓	Nonemployee directors expected to hold net shares upon vesting or exercise of equity awarded after 2011 until Board service ends
✓	Senior management succession planning considered at each regularly scheduled Board meeting
✓	Active stockholder engagement
✓	Robust code of ethics in our Global Business Practice Standards
✓	Corporate sustainability report
✓	"Clawback" policy for performance-based compensation
WHAT WE DON'T DO

✗ No pledging or hedging of Edwards' securities by directors, executives, employees with a title of "vice president" or above and "insiders" under our insider trading policy
✗ No stockholder rights plan ("poison pill")
✗ No supermajority voting provisions in the Company's organizational documents

Active Stockholder Engagement.     The Board and management are committed to engaging with Edwards' stockholders. Throughout the year our CEO, CFO and Vice President of Investor Relations meet, by phone and face-to-face, with current and prospective stockholders to discuss Edwards' strategy, business and financial results. Our Corporate Secretary and Investor Relations teams, together with other members of management and, from time to time, our Presiding

Director, engage stockholders to solicit their views and feedback on governance, compensation and other related matters and to discuss the issues that matter most to our stockholders. Stockholder feedback is shared with the Board and its committees, which enhances our governance practices, facilitates future dialogue between stockholders and the Board and provides additional transparency to our stockholders.

10 Edwards Lifesciences Corporation | PROXY STATEMENT

BOARD OF DIRECTORS MATTERS

Director Independence.     Under the corporate governance rules of the New York Stock Exchange ("NYSE"), a majority of the members of the Board must satisfy the NYSE criteria for independence. No director qualifies as independent unless the Board affirmatively determines that the director has no material relationship with the Company (either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company). The Board has determined that each of Mr. Cardis, Mr. Gallahue, Ms. Heisz, Dr. Link, Mr. Loranger, Ms. Marsh, Mr. Valeriani and Mr. von Schack is independent under the NYSE rules. Mr. Mussallem is not independent as a result of his position as our Chief Executive Officer. The Board has also determined that Dr. McNeil, who retired from the Board in 2016, was independent during her Board service.

Corporate Governance Guidelines.     Our Board has adopted a set of Corporate Governance Guidelines (the "Governance Guidelines") to assist the Board and its committees in performing their duties and serving the best interests of the Company and its stockholders. The Governance Guidelines cover topics including, but not limited to, director selection and qualification, director responsibilities and operation of the Board, director access to management and independent advisors, director compensation, director orientation and continuing education, succession planning, recoupment of performance-based compensation and the annual evaluations of the Board. The Governance Guidelines are available on our website at www.edwards.com under "Investors—Corporate Governance."

Board Leadership Structure.     Our Chief Executive Officer also serves as the Chairman of the Board. This leadership structure has been in place since we first became a public company in 2000. This approach is commonly used by other public companies in the United States, and our Board believes it has been effective for our Company as well. Under this model, the Company has experienced strong financial and operational growth over its 17 years as a public company, most recently providing a cumulative total return of 165% to stockholders from 2011 to 2016. We have a single leader, and our Chairman and Chief Executive Officer is seen by customers, business partners, investors and others as providing strong leadership for the Company in the communities we serve and in our industry. Our Board believes that combining the roles of Chairman and Chief Executive

Officer has fostered a more constructive and cooperative relationship between the Board and management, and that their communications are more open and effective than they would be under a different structure. Our Board also believes that, given its size and constructive working relationships, changing the existing structure would not improve the Board's performance. The directors bring a broad range of leadership experience to the boardroom and regularly contribute to the thoughtful discussion involved in overseeing the affairs of the Company. All directors are well-engaged in their responsibilities, express their views, and are open to the opinions expressed by other directors.

Our Board believes that it is important to have an active, engaged and independent Board. Our Governance Guidelines provide that a substantial majority of our Board and all of the members of our Audit Committee and Compensation Committee will be independent under the applicable rules of the NYSE. All members of our Board, other than the Chairman, are independent. In order to assure that the independent directors are not inappropriately influenced by management, the non-management members of the Board meet in executive session, without management, in conjunction with each regularly scheduled meeting of the Board and each committee, and otherwise as deemed necessary. These executive sessions allow directors to speak candidly on any matter of interest, without the CEO or other members of management present. Our Governance Guidelines provide that if our Chairman is not independent, our independent directors shall annually select an independent director to serve as Presiding Director. Mr. von Schack is currently designated as the Presiding Director and, as such, he presides at the executive sessions of the Board. In discharging his responsibilities under our Governance Guidelines, Mr. von Schack serves as a liaison between the independent members of the Board and the Chairman and other members of management, providing feedback to management from the Board's executive sessions, and coordinating the activities of the independent directors, including calling meetings of the independent directors as necessary and appropriate to address their responsibilities. He also provides advice and counsel to the Chairman, and consults and directly communicates with major stockholders, as appropriate, including participation in the Company's stockholder outreach efforts.

Edwards Lifesciences Corporation | PROXY STATEMENT 11

BOARD OF DIRECTORS MATTERS

Board Role in Risk Oversight.     Effective risk oversight is an important priority of the Board. Its role includes understanding the critical risks in the business, allocating the responsibilities for risk oversight among the full Board and its committees, evaluating the Company's risk management processes and facilitating open communication between management and the directors.

While the Board oversees risk management, the Company's management is charged with managing risk and bringing to the Board's attention the most material risks. We have robust internal processes that facilitate the identification and management of risks and assure regular communication with the Board and the Audit Committee.

The Board implements its risk oversight function both as a whole and through delegation to its committees. Both committees play significant roles in carrying out the risk oversight function.

The Audit Committee oversees risks related to the financial statements, the financial reporting process and accounting matters. It also regularly reviews Edwards' risk management processes and enterprise-wide risk management, focusing primarily on manufacturing processes and supplier quality, product development processes and systems, continuity of our operations and regulatory compliance issues. The Audit Committee also regularly reviews treasury risks (insurance, credit, debt, currency risk and hedging programs), legal and compliance risks, information technology infrastructure and cyber-security risk, and other risk management functions. In addition, the Audit Committee considers risks to the Company's reputation and related to the maintenance of a confidential anonymous reporting hotline for ethical and compliance issues. The Audit Committee periodically receives reports on, and discusses, the risk management process and reviews significant risks and exposures identified by management, the internal auditors or the independent public accountants.

The Compensation Committee considers risks related to succession planning, the attraction and retention of talent and risks relating to the design of compensation programs and arrangements. As part of its normal review of these risks, the Compensation Committee considers the Company's compensation policies and practices to determine if their structure or implementation provides incentives to employees to take unnecessary or inappropriate risks that could have a material adverse effect on the Company. The Compensation Committee also reviews compensation and benefits plans affecting employees, in addition to those applicable to executive officers. The Compensation Committee has determined that the implementation and structure of the compensation policies and practices do not encourage unnecessary and inappropriate risks that could have a material adverse effect on the Company. The Compensation Committee further determined that the Company's compensation programs and practices appropriately encourage employees to maintain a strong balance sheet, improve operating performance and create value for stockholders, without encouraging unreasonable or unrestricted risks. In making these determinations, the Compensation Committee considered the views of the Company's compensation staff, legal counsel and internal audit team, as well as its Compensation Consultant. In addition, the Compensation Committee oversees risks associated with the Company's political activities and expenditures, as well as its sustainability practices.

The full Board considers strategic risks and opportunities and regularly receives reports from the committees regarding risk oversight in their areas of responsibility. Our Board believes that the processes it has established for overseeing risk would be effective under a variety of leadership frameworks and therefore do not materially affect its choice of leadership structure as described under "Board Leadership Structure" above.

Meetings of the Board.     During the year ended December 31, 2016, the Board held seven meetings. Each director attended at least 75% of the total of all meetings of the Board and any applicable committee held during the period of his or her tenure in 2016.

The Company encourages, but does not require, its directors to attend annual meetings of stockholders. All of our then-current directors attended the 2016 annual meeting.

Board Composition.     Our Board currently has fixed the number of directors at nine, one of whom (Mr. Cardis) is scheduled to retire on the date of the Annual Meeting.

Excluding Mr. Cardis, the ages of our directors range from 53 to 72, with an average age of 63.5. Director lengths of service on our Board range from eight months to 17 years, with an average tenure of approximately 5 years. None of our directors serves on the boards of directors of more than two other public companies.

12 Edwards Lifesciences Corporation | PROXY STATEMENT

BOARD OF DIRECTORS MATTERS

Committees of the Board.     To facilitate independent director review, and to make the most effective use of the directors' time and capabilities, we have established the Audit Committee and the Compensation and Governance Committee. The Board is permitted to establish other committees from time to time as it deems appropriate.

  Audit Committee

Audit Committee Membership
John T. Cardis, Chair Kieran T. Gallahue Leslie S. Heisz Wesley W. von Schack

•
Ms. Heisz was appointed to the Audit Committee in July 2016.

•
Each member is "independent," "financially literate," and an "audit committee financial expert" under applicable rules of the NYSE and the SEC.

•
The Audit Committee held nine meetings in 2016.

•
The responsibilities of the Audit Committee are included in its written charter, which is posted on our website at www.edwards.com under "Investors—Corporate Governance."

As described more fully in the Audit Committee charter, the primary purpose of the Audit Committee is to assist the Board in fulfilling its oversight responsibilities relating to the integrity of the Company's financial statements; compliance with legal and regulatory requirements; adherence to policies regarding ethics and business practices; and monitoring the independent registered public accounting firm's qualifications, performance and independence; the performance of the Company's internal audit function; the Company's investment and hedging activities; and enterprise-wide risk management practices. Management is responsible for the preparation, presentation, and integrity of the Company's financial statements, as well as adoption of accounting and financial reporting principles and internal controls, and procedures designed to reasonably assure compliance with accounting standards, applicable laws and regulations. The Company has a full-time internal audit function that reports to the Audit Committee and to the CFO, and is responsible for, among other things, objectively reviewing and evaluating the adequacy, effectiveness and quality of the Company's system of internal controls. The Company also has a Chief Responsibility Officer who manages the Company's ethics and compliance programs and information security reporting to the Audit Committee and the CEO. The Chief Responsibility Officer also manages the Company's sustainability program, which is overseen by the Compensation Committee.

The Audit Committee appoints, retains, terminates, determines compensation for; and oversees the independent registered public accounting firm, reviews the scope of the audit by the independent registered public accounting firm and inquires into the effectiveness of the Company's accounting and internal control functions. The Audit Committee also assists the Board in establishing and monitoring ethics and compliance with the Global Business Practice Standards of the Company. The Company's Global Business Practice Standards are posted on our website at www.edwards.com under "About Us—Corporate Responsibility." The Audit Committee also reviews, with the Company's management and the independent registered public accounting firm, the Company's policies and procedures with respect to risk assessment and risk management and reviews and approves any related party transactions, as described under "Other Matters and Business—Related Party Transactions" below.

The Audit Committee organizes its activities at each meeting through the use of a periodic agenda, incorporating additional agenda items as suggested by Audit Committee members or to address current Company activities. At each regularly scheduled meeting, the Audit Committee receives reports from the senior members of the Company's financial management team and the Chief Responsibility Officer. Additionally, the Audit Committee meets in executive session at each of its regularly scheduled meetings with the Company's independent registered public accounting firm and, periodically, with the Vice President of Internal Audit, the Company's Chief Financial Officer, the Company's Chief Responsibility Officer, and the Company's General Counsel, in addition to executive sessions without any others present.

Edwards Lifesciences Corporation | PROXY STATEMENT 13

BOARD OF DIRECTORS MATTERS

  Compensation and Governance Committee

Compensation and Governance Committee Membership
William J. Link, Ph.D. Steven R. Loranger Martha H. Marsh Nicholas J. Valeriani

•
Mr. Loranger and Ms. Marsh were appointed to the Compensation Committee in May 2016.

•
Dr. McNeil retired in May 2016.

•
Each member is "independent" under the rules of the NYSE, a "nonemployee director" under Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and an "outside director" as defined in Treasury Regulation § 1.162-27(3).

•
The Compensation Committee held five meetings in 2016.

•
The responsibilities of the Compensation Committee are included in its written charter, which is posted on our website at www.edwards.com under "Investors—Corporate Governance."

The Compensation Committee determines the compensation of executive officers and recommends to the Board the compensation of outside directors, exercises the authority of the Board concerning employee benefit plans, advises the Board on other compensation and employee benefit matters and approves the compensation clawback policy applicable to our executive officers. The Compensation Committee may, and has, delegated authority to the CEO to grant rights in, or options to purchase, shares of the Company's common stock to eligible employees who are not executive officers, and oversees the evaluation of the Board and executive officers.

In 2016, the Compensation Committee retained the services of Semler Brossy Consulting Group as its independent compensation Consultant ("Compensation Consultant"). See "Compensation Discussion and Analysis—Independent Compensation Consultant" for additional information regarding the Compensation Committee's engagement of its Compensation Consultant.

The Compensation Committee also advises the Board on board committee structure and membership and corporate governance matters. It evaluates the governance environment, receives feedback from management interactions with stockholders, and reviews and recommends to the full Board governance enhancements that are in the best interest of the Company and its stockholders.

In addition, the Compensation Committee makes recommendations to the Board regarding candidates for election as directors of the Company and is otherwise responsible for matters relating to the nomination of directors. The Compensation Committee maintains formal criteria for selecting director nominees who will best serve the interests of the Company and its stockholders. These criteria are described in more detail below under "Board Criteria and Diversity Policy." In addition to these requirements, the Compensation Committee also evaluates whether the candidate's skills and experience are complementary to the existing Board members' skills and experience, as well as the need of the Board for operational, management, financial, international, technological or other expertise. Some or all of the members of the Compensation Committee interview candidates that meet the criteria and the Compensation Committee selects nominees that it believes best suit the needs of the Board.

Since 2014, the Board has embarked upon a thoughtful and deliberate process of Board refreshment, resulting in the election of five new directors. This process has involved participation of all directors to take advantage of their broad range of expertise and experience as part of the decision-making process.

From time to time, the Compensation Committee may engage the services of an executive search firm to assist in identifying and evaluating candidates for the Board. The Compensation Committee will consider qualified candidates for director nominees suggested by the Company's stockholders. Stockholders can suggest qualified candidates for director nominees by writing to the Secretary of the Company at One Edwards Way, Irvine, California 92614. Submissions received that meet the criteria described below are forwarded to the Compensation Committee for further review and consideration. The Compensation Committee does not intend to evaluate candidates proposed by stockholders any differently than other candidates.

14 Edwards Lifesciences Corporation | PROXY STATEMENT

BOARD OF DIRECTORS MATTERS

The Compensation Committee also oversees Edwards' political activities, including the periodic review of its policy on political expenditures and its payments that may be used for political purposes, and confirms that political expenditures from corporate funds are consistent with the policy. In addition, the Compensation Committee reviews and oversees Edwards' principles, programs and practices on sustainability topics, including environmental and social affairs. Reports concerning political activities and sustainability efforts and metrics are presented periodically to the Compensation Committee.

Board Criteria and Diversity Policy.     The Compensation Committee is responsible for identifying, evaluating and recommending to the Board individuals qualified to be directors of the Company. The Compensation Committee's charter sets forth the membership criteria against which potential director candidates are evaluated. These written membership criteria state that the Company "seeks a board with diversity of background among its members, including diversity of experience, gender, race, ethnic or national origin, and age." In performing this responsibility, the Compensation Committee considers women and minority candidates consistent with the membership criteria and the Company's non-discrimination policies. The Compensation Committee also considers fundamental qualities of intelligence, honesty, perceptiveness, good judgment, maturity, high ethics and standards, integrity, fairness and responsibility; a background that demonstrates an understanding of business and financial affairs and the complexities of a large, multifaceted, global business, governmental or educational organization; and the ability to hold independent opinions and express them in a constructive manner. Of equal importance, the Compensation Committee and the Board seek individuals who are compatible and able to work well with other directors and executives. The satisfaction of these criteria is implemented and assessed through ongoing consideration of directors and potential nominees by the Compensation Committee and the Board, with a discussion of Board succession planning held at regularly scheduled meetings of the Board and certain specially called meetings. These discussions have included reviews of current director skills against an established skills matrix and consideration of each director's retirement horizon, as well as the Board's self-evaluation and peer evaluation processes, as described below under "Board Evaluations." Based upon these activities and its review of the current composition of the Board, the Compensation Committee and the Board believe that the nominating criteria have been satisfied. As a result, the members of the Board represent diverse backgrounds and experience in many areas, including financial, industrial, entrepreneurial, and international.

Board Evaluations.     The Board conducts an annual self-evaluation every July or August, soliciting each director's views on, among other things, Board and committee performance and effectiveness, size, composition, agenda, processes and schedule. In addition, the directors conduct annual peer evaluations specifically to seek feedback on directors' personal interactions and skills. Our Board views the self- and peer-evaluation processes as an integral part of its commitment to cultivating excellence and best practices in its performance.

Board Retirement Policy.     As set forth in the Governance Guidelines, the Board has adopted a retirement policy that no director shall stand for election to the Board after reaching the age of 75.

Succession Planning.     Our Board is actively engaged and involved in talent management to identify and cultivate our future leaders. At every Board meeting, directors discuss the Company's leadership and talent development. Our directors also have an opportunity to meet with Company leaders, including executive officers, business group leaders and functional leaders through regular reports to the Board from senior management, technology showcases and meals with management. In addition, Board members have freedom of access to all employees, and have made site visits to meet local management.

We maintain a robust mid-year and annual performance review process for our employees, as well as a leadership development program that cultivates leadership principles in our future leaders. Management develops leadership at lower levels of the organization by identifying key talent and exposing them to the skills and capabilities that will allow these individuals to become future leaders.

Sustainability Report.     Edwards' Sustainability Report discusses programs and practices we have in place to promote ethical business practices, good governance and the well-being and health of our environment, employees and the communities in which we live and work. Recently, we completed and published online our 2015 Sustainability Report. We conducted a comprehensive materiality assessment through engagement with internal and external stakeholders that identified the sustainability topics that matter most for the Company. Sustainability targets were set that align with our five Corporate Aspirations. And, we published our Sustainability Metrics at-a-Glance to provide a snapshot of our environmental, social responsibility and governance data from 2015 and 2014. Our Sustainability Report is posted on our website at www.edwards.com under "About Us—Corporate Responsibility."

Edwards Lifesciences Corporation | PROXY STATEMENT 15

BOARD OF DIRECTORS MATTERS

Communications with the Board.     Any interested party who desires to contact any member of the Board, including the Presiding Director or the non-management members of the Board as a group, may write to any member or members of the Board at: Board of Directors, c/o Secretary, Edwards Lifesciences Corporation, One Edwards Way, Irvine,

California 92614. Communications will be received by the Secretary of the Company and, after initial review and determination of the nature and appropriateness of such communications, will be distributed to the appropriate members of the Board depending on the facts and circumstances described in the communication.

DIRECTOR COMPENSATION

Director Compensation Table – 2016

The following table presents the 2016 compensation paid or awarded to each individual who served as a nonemployee director at any time during 2016. The compensation paid to Mr. Mussallem is presented in the "Executive Compensation" disclosures beginning on page 40. Mr. Mussallem does not receive additional compensation for his service as a director.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Option Awards ($)(2)	Total ($)
Mr. Cardis	$90,000	$199,904	—	$289,904
Mr. Gallahue	10,000	259,947	—	269,947
Ms. Heisz(3)	50,000	—	$200,014	250,014
Dr. Link	23,000	259,947	—	282,947
Mr. Loranger(4)	66,668	199,904	200,002	466,574
Ms. Marsh	60,000	199,904	—	259,904
Dr. McNeil(5)	6,000	—	—	6,000
Mr. von Schack	34,000	259,947	—	293,947
Mr. Valeriani	65,000	199,904	—	264,904

(1)
Consists of annual retainer fees and meeting fees for service as a director and a member of Board committees. Please see the "Retainers and Fees" section below. Excludes retainer fees deferred into stock-based awards, as described in footnote 2 below.

(2)
Includes annual retainer fee converted into a stock award or option award, as the case may be, under the Nonemployee Directors Program (as defined below).

  Amounts disclosed in these columns reflect the aggregate grant-date fair value of the stock award or option award, as applicable, granted to our nonemployee directors during 2016 as determined under the principles used to calculate the grant-date fair value of equity awards for purposes of our financial statements in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718. For a discussion of the assumptions and methodologies used to value the awards reported in these columns, please see the discussion of stock awards and option awards contained in Note 13 of the "Notes to Consolidated Financial Statements" in the 2016 Annual Report.

  Please see the information under "Nonemployee Directors Stock Incentive Program" and "Outstanding Nonemployee Director Equity Awards" below for the grant-date fair value of each stock and option award granted to our nonemployee directors in 2016 as well as the stock and option awards held by each nonemployee director at the end of 2016.

(3)
Ms. Heisz joined the Board on July 5, 2016.

(4)
Mr. Loranger joined the Board on March 17, 2016.

(5)
Dr. McNeil retired from the Board on May 12, 2016 in accordance with the Company's director retirement policy.
16 Edwards Lifesciences Corporation | PROXY STATEMENT

BOARD OF DIRECTORS MATTERS

Retainers and Fees.     Nonemployee directors received the following retainers and fees in 2016.

Nonemployee Director Retainers and Fees
Annual Retainer
Nonemployee Director	$60,000
Presiding Director	$25,000
Audit Committee Chair	$20,000
Compensation Committee Chair	$18,000
Fees per Committee Meeting Attended	$1,000

In 2016, the annual retainer paid to each nonemployee director was increased from $40,000 to $60,000. A director may elect to receive stock options or restricted shares in lieu of the annual cash retainers as described in "Deferral Election Program" below. Retainers are paid in advance, and fees are paid in arrears. Directors beginning service during the year receive a prorated amount of the retainer.

Nonemployee Directors Stock Incentive Program.     In order to align the nonemployee directors' interests more closely with the interests of our stockholders, we have implemented our Nonemployee Directors Stock Incentive Program (the "Nonemployee Directors Program"), pursuant to which each nonemployee director receives an annual grant of options for up to 40,000 shares of our common stock, or restricted stock units ("RSUs") for up to 16,000 shares of our common stock, or a combination of options and RSUs with a maximum grant date value of approximately $200,000. The Compensation Committee recommends to the Board for its approval the actual amount and type of award for each year.

The annual equity award is granted on the day after our annual meeting. The option exercise price is the closing price of our common stock on the grant date. Options are valued as of the grant date using the Black-Scholes valuation model, and the RSUs are valued at the fair market value of the common stock on the grant date.

On May 13, 2016, each nonemployee director who was serving on that date received 1,941 RSUs as an annual grant (the grant-date fair value of such award was $199,904, determined as noted in footnote (2) to the table above).

These RSUs vest 100% upon the earlier of the completion of one year of service on the Board measured from the grant date, or the date of the next annual meeting, subject to earlier vesting in the event of the nonemployee director's death or disability. Once the RSUs vest, the shares must be held until the nonemployee director no longer serves on the Board.

In addition to the annual equity award described above, upon a nonemployee director's initial election to the Board, the director receives a grant of the number of RSUs or stock options determined by dividing $200,000 by the fair value of a share on the grant date for RSUs, or the fair value of an option on the grant date, estimated using the Black-Scholes valuation model, and in either case rounding up to the nearest whole share, provided that in no event shall such number exceed twenty thousand (20,000) shares. In 2016, initial equity awards were made in options that vest one-third each year over three years from the grant date, subject to the nonemployee director's continued service on the Board, and subject to earlier vesting in the event of the nonemployee director's death or disability. The exercise price of an option is the closing price of our common stock on the date of the award. With respect to initial stock option awards granted after May 14, 2013, the shares of our common stock issued upon exercise of the options must be held until the nonemployee director no longer serves on the Board. On May 12, 2016, Mr. Loranger received an initial equity award of 6,599 stock options and on July 14, 2016, Ms. Heisz received an initial equity award of 6,557 stock options (the grant-date fair values of such awards were $200,002 and $200,014, respectively, determined as noted in footnote (2) to the table above).

Deferral Election Program.     In lieu of all or part of a nonemployee director's annual cash retainer, the director may elect to receive either stock options or restricted shares under the Nonemployee Directors Program. If a director makes a timely election to receive stock options, such options are granted on the date the cash retainer would otherwise have been paid, and the number of shares subject to the option is equal to four times the number of shares that could have been purchased on the grant date with the amount of the director's cash retainer that was foregone to receive the award. The options are exercisable and vested in full on the grant date, and the exercise price per share is the fair market value of the common stock on the grant date. If a director makes a timely election to receive a restricted share award, the shares are granted on the date the cash retainer would otherwise have been paid, and the number of shares granted is equal to the portion of the cash retainer to be paid in the form of restricted shares divided by the fair market value per share of the common stock on the grant date. The restrictions on the restricted shares lapse upon the earlier of (1) the one-year anniversary of the grant date or (2) the date of the next regular annual meeting of

Edwards Lifesciences Corporation | PROXY STATEMENT 17

BOARD OF DIRECTORS MATTERS

stockholders at which members of the Board are to be elected.

On May 13, 2016, Messrs. Gallahue and von Schack and Dr. Link each received a grant of 583 restricted shares in lieu of his annual cash retainer (the grant-date fair value of each such award was $60,043, determined as noted in footnote (2) to the table above).

Directors' Stock Ownership Guidelines and Holding Requirement.     Under the stock ownership guidelines, each nonemployee director is expected to own shares of our common stock equal to $360,000. This amount equals six (6) times the annual cash retainer received by each nonemployee director. Stock that is counted toward meeting the guideline includes any shares owned outright, restricted stock, RSUs and

25% of the value of vested, in-the-money stock options. Upon vesting or exercise of equity awarded after 2011, each director is required to hold the underlying common stock (net of any shares sold to cover the exercise price and applicable taxes) until the director's Board service ends. The holding requirement does not apply to equity awards directors elect to receive in lieu of their cash retainers.

Expense Reimbursement Policy.     Directors are reimbursed for travel expenses related to their attendance at Board and committee meetings as well as for the costs of attending director continuing education programs.

The Board may change compensation arrangements for nonemployee directors from time to time.

18 Edwards Lifesciences Corporation | PROXY STATEMENT

BOARD OF DIRECTORS MATTERS

Outstanding Nonemployee Director Equity Awards

The following table sets forth, as of December 31, 2016, the stock options and unvested stock awards (RSUs and restricted shares) held by each nonemployee director who served on the Board in 2016.

		Option Awards				Stock Awards

Name	Grant Date	Exercise Price ($)	Unvested Option Awards (#)		Option Awards Vested and Outstanding (#)(2)	Stock Awards Not Vested (#)
Mr. Cardis	05/13/2016	—	—		—	1,941

Total		—	—		—	1,941

Mr. Gallahue	02/19/2015	$66.860	7,168	(1)	3,584	—
	05/13/2016	—	—		—	1,941
	05/13/2016	—	—		—	583	(2)

Total		—	—		3,584	2,524

Ms. Heisz	07/14/2016	$107.030	6,557	(1)	—	—

Total		—	—		—	—

Dr. Link	05/13/2016	—	—		—	1,941
	05/13/2016	—	—		—	583	(2)

Total		—	—		—	2,524

Mr. Loranger	05/12/2016	$105.590	6,599	(1)	—	—
	05/13/2016	—	—		—	1,941

Total		—	—		—	1,941

Ms. Marsh	11/19/2015	$77.965	6,384	(1)	3,190	—
	05/13/2016	—	—		—	1,941

Total		—	—		3,190	1,941

Dr. McNeil	05/13/2011	$44.125	—		3,628	—

Total					3,628	—

Mr. von Schack	05/13/2016	—	—		—	1,941
	05/13/2016	—	—		—	583	(2)

Total		—	—		—	2,524

Mr. Valeriani	11/13/2014	$62.275	3,846	(1)	7,690	—
	05/13/2016	—	—		—	1,941

Total		—	—		7,690	1,941

(1)
Initial stock option awards vest one-third annually on the anniversary of the grant date, subject to the nonemployee director's continued service on the Board.

(2)
Annual retainer fees deferred into restricted shares under the deferral election program vest on the earlier of (i) the one-year anniversary of the grant date or (ii) the date of the next regular annual meeting of stockholders at which members of the Board are to be elected.
Edwards Lifesciences Corporation | PROXY STATEMENT 19

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of the Company's common stock as of February 28, 2017 by each stockholder known by the Company to own beneficially more than 5% of the common stock. Percent of beneficial ownership is based upon 211,246,603 shares of the Company's common stock outstanding as of February 28, 2017.

Principal Stockholder Name and Address	Total Shares Beneficially Owned	Percentage of Class
The Vanguard Group(1)	19,835,943	9.27%
100 Vanguard Blvd. Malvern, PA 19355
BlackRock, Inc.(2)	13,913,553	6.5%
55 East 52nd Street New York, NY 10055

(1)
Based solely on information contained in the Schedule 13G/A filed with the SEC by The Vanguard Group, on its own behalf, on February 9, 2017. The Schedule 13G/A indicates The Vanguard Group has sole voting power for 331,913 shares, shared voting power for 37,628 shares, sole dispositive power for 19,469,694 shares and shared dispositive power for 366,249 shares.

(2)
Based solely on information contained in the Schedule 13G/A filed with the SEC by BlackRock, Inc. on its own behalf, on January 24, 2017. The Schedule 13G/A indicates BlackRock, Inc. has sole voting power for 11,931,618 shares and sole dispositive power for 13,913,553 shares.
20 Edwards Lifesciences Corporation | PROXY STATEMENT

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of the Company's common stock as of February 28, 2017 by (i) each of the NEOs (as defined below); (ii) each of our directors; and (iii) all of our directors and executive officers as a group. Percent of beneficial ownership is based upon 211,246,603 shares of the Company's common stock outstanding as of February 28, 2017.

The number of shares subject to options that each beneficial owner has the right to acquire on or before April 29, 2017, and RSUs with restrictions that will lapse prior to that date, are listed separately under the column "RSUs and Shares Underlying Options." These shares are not deemed exercisable for purposes of computing the beneficial ownership of any other person. Unless otherwise indicated, we believe that the stockholders listed have sole voting and investment power with respect to all shares, subject to applicable community property laws.

Named Executive Officers, Executive Officers and Directors:	Outstanding Shares Beneficially Owned	RSUs and Shares Underlying Options	Total Shares Beneficially Owned	Percentage of Class
Mr. Mussallem	800,232	1,872,435	2,672,667	1.27%
Mr. Ullem	42,312	182,626	224,938	*
Mr. Bobo	76,657	329,890	406,547	*
Ms. Szyman	17,903	8,764	26,667	*
Mr. Wood	92,689	201,450	294,139	*
Mr. Cardis	91,458	—	91,458	*
Mr. Gallahue	9,625	7,168	16,793	*
Ms. Heisz	—	—	—	*
Dr. Link	48,033	—	48,033	*
Mr. Loranger	5,000	—	5,000	*
Ms. Marsh	—	3,190	3,190	*
Mr. von Schack	38,365	—	38,365	*
Mr. Valeriani	3,042	7,690	10,732	*
All directors and executive officers as a group (16 persons)	1,420,540	3,085,713	4,506,253	2.13%

*
Less than 1%
Edwards Lifesciences Corporation | PROXY STATEMENT 21

EXECUTIVE COMPENSATION AND OTHER INFORMATION

EXECUTIVE OFFICERS

Set forth below is the biographical information regarding our current executive officers, other than Mr. Mussallem, whose biographical information is set forth under "Proposal 1—Election of Directors—Director Nominees" above. None of the executive officers has any family relationship with any other executive officer or any of our directors.

Donald E. Bobo, Jr., age 55. Mr. Bobo has been Corporate Vice President since 2007 and is currently responsible for Edwards' corporate strategy and corporate development functions. In addition, Mr. Bobo has executive responsibility for the transcatheter mitral and tricuspid therapies organization and heart failure initiatives, as well as the healthcare solutions and commercial services team. Mr. Bobo has more than 30 years of experience in the medical products and healthcare industry including various operating roles at Edwards such as vice president and general manager of the global heart valve therapy business and global valve manufacturing operations. Prior to joining Edwards in 1995, Mr. Bobo held a variety of roles with increasing levels of responsibility with American Hospital Supply and Baxter Healthcare Corporation, including research and development, business development, operations and general management. Currently, Mr. Bobo serves on the board of Innerspace Neuro Solutions Inc. and as Vice Chair of the board of the California Life Sciences Association. He received a bachelor's degree in mathematics from Bob Jones University, and a master's degree in engineering from the University of Southern California.

Catherine M. Szyman, age 50. Ms. Szyman has been Corporate Vice President, Critical Care since January 2015. Prior to 2015, she was employed for more than 20 years at Medtronic, Inc., where she served as its Senior Vice President and President of Medtronic's global diabetes business from 2009 to 2014, overseeing research, development, operations, sales and marketing for Medtronic's insulin infusion pumps and continuous glucose monitoring systems. Prior to that, she held a variety of leadership roles at Medtronic, including Senior Vice President of Global Channel Management and Corporate Strategy and Business Development, Vice President and General Manager of Endovascular Innovations and Vice President of Finance for the Vascular Business. Ms. Szyman previously served on the boards of Tornier, Inspire Medical Systems, and the California Healthcare Institute. She graduated from the University of St. Thomas, and earned her MBA from Harvard Business School.

Scott B. Ullem, age 50. Mr. Ullem became Corporate Vice President, Chief Financial Officer in January 2014. Prior to joining Edwards, he served from May 2010 to December 2013 as Chief Financial Officer of Bemis Company Inc., a publicly traded global supplier of packaging and pressure sensitive materials used in leading food, consumer and healthcare products. Mr. Ullem also had leadership responsibility for one of Bemis' three business segments and the company's information technology function. Before joining Bemis, Mr. Ullem spent 17 years in investment banking, serving as Managing Director at Goldman Sachs and later for Bank of America. He serves on the Board of Directors of Berry Plastics Group, Inc. and is a Henry Crown Fellow at the Aspen Institute. Mr. Ullem earned a bachelor's degree in political science from DePauw University and an MBA from Harvard Business School.

22 Edwards Lifesciences Corporation | PROXY STATEMENT

EXECUTIVE OFFICERS

Patrick B. Verguet, age 59. Mr. Verguet has been Corporate Vice President, Europe, Middle East and Africa since 2004, with responsibility for operations in Canada and Latin America since 2010 and 2012, respectively. Mr. Verguet has more than 30 years of medical device experience beginning with Travenol in France and continuing in various positions with Edwards (or Baxter Healthcare Corporation) including Vice President of Sales, Europe; Global Business Director for hemofiltration; Business Unit/Country Manager for Edwards' operations in Western Europe; General Manager of Edwards' Research Medical operations in Utah; and Vice President and General Manager of the Cardiac Surgery Systems business. Mr. Verguet holds a doctorate in Pharmacy from the University of Besançon.

Huimin Wang, M.D., age 60. Dr. Wang has been Corporate Vice President, Japan, Asia and Pacific since 2010. From 2004 to 2010, he served as Corporate Vice President, Japan and Intercontinental Regions and was Corporate Vice President, Japan from 2000 to 2004. Previously, he served in a number of roles with Baxter Healthcare Corporation, including Senior Manager of Strategy Development, Director of Product/Therapy for the Renal Division in Japan, President of Medical Systems and Devices in Japan, and was a representative director of Baxter Limited, a Japan corporation, through September 2002. Before joining Baxter, Dr. Wang was a senior associate with Booz, Allen & Hamilton in Chicago, Vice President of Integrated Strategies, a consulting and venture management firm he co-founded, and an associate with McKinsey & Company. Dr. Wang is a Visiting Associate Professor of anesthesiology at Keio University. Dr. Wang earned his Doctor of Medicine degree from Kagoshima University in Japan and was a Resident and Staff Physician in anesthesiology at Keio University Hospital in Tokyo. He earned his MBA from the University of Chicago.

Larry L. Wood, age 51. Mr. Wood has been Corporate Vice President, Transcatheter Heart Valves since 2007, and is responsible for Edwards' key initiatives in transcatheter heart valve replacement around the globe, including research and development, operations, marketing, commercial clinical and regulatory initiatives. Most recently prior to his current role, from March 2004 to February 2007, he served as Vice President and General Manager, Percutaneous Valve Interventions. Mr. Wood has more than 30 years of experience in the medical technology industry at both Edwards and Baxter Healthcare Corporation in positions including manufacturing management, regulatory affairs and strategic and clinical marketing, primarily for the surgical heart valve therapy business. Mr. Wood holds an MBA from Pepperdine University.

Bernard J. Zovighian, age 49. Mr. Zovighian has been Corporate Vice President, Surgical Heart Valve Therapy since January 2016. He joined Edwards in January 2015 as Vice President and General Manager for the surgical heart valve business. Prior to joining Edwards, Mr. Zovighian held a variety of roles with increasing levels of responsibility at Johnson & Johnson for nearly 20 years, including Worldwide President of Advanced Sterilization Products from 2011 to 2014, and President of JJMP, Johnson & Johnson's medical technology business in Canada, from 2006 to 2011. Mr. Zovighian has extensive senior leadership experience in the medical device industry in Europe and North America. He has held roles of increasing responsibility in sales, marketing, business development, general management and commercial introduction and adoption of disruptive technology that has elevated the standard of care. Mr. Zovighian holds a master's degree in biomedical engineering from University of Marseille and an executive MBA from Euromed Management.

Edwards Lifesciences Corporation | PROXY STATEMENT 23

EXECUTIVE COMPENSATION AND OTHER INFORMATION

COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis describes and provides disclosure about the objectives and policies underlying our executive compensation programs.

Executive Summary

Edwards is the global leader in patient-focused medical innovations for structural heart disease, as well as critical care and surgical monitoring. Driven by a passion to help patients, we collaborate with the world's leading clinicians and researchers to address unmet healthcare needs, working to improve patient outcomes and enhance lives.

      Pay for Performance Philosophy.     The Compensation Committee strives to create a pay-for-performance culture and strongly believes that executive compensation should be tied not only to performance but also directly to the successful implementation of our corporate strategy.

We embrace a corporate strategy that puts patients first and creates value with therapies that transform care. We execute our strategy by focusing on the right thing for patients, identifying unmet clinical needs and developing breakthrough therapies, doing so in a way that establishes trusted relationships with our stakeholders. As a direct result of our strategy, we have introduced new therapies such as transcatheter aortic valve replacement, rapid-deployment surgical heart valves and noninvasive advanced hemodynamic monitoring, all while achieving our stated financial and operating objectives, and strengthening our leadership positions. Managing our business well in a challenging, highly regulated, dynamic environment requires talented and energetic leaders who champion our strategy and deliver on our commitments.

Our executive compensation programs are designed to emphasize performance-based compensation, reward financial performance and the implementation of our corporate strategy, and align the financial interests of our executives with those of our stockholders.

EDWARDS' CORPORATE STRATEGY INFORMS PAY DESIGN

24 Edwards Lifesciences Corporation | PROXY STATEMENT

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Long-term incentive awards are designed to align the financial interests of our executives with those of stockholders. Awards granted to our NEOs in 2016 included stock options, PBRSUs and time-based RSUs. The value of stock options is dependent upon stock price appreciation after the date of grant of the award, reinforcing the performance-based nature of these awards. Edwards continues to believe the use of stock options is appropriate and essential to retain executive talent and reinforce our long-term growth strategy, as a company focused on exceptional revenue growth, strong profitability, and long-term stockholder returns. The payout of PBRSUs is based on relative TSR over a three-year period compared to a pre-selected peer group. Since RSUs are paid out in shares of Edwards' stock, their value is also directly linked to stock price.

Edwards' 2016 named executive officers ("NEOs") are as follows:

NEO NAMES AND POSITIONS

Michael A. Mussallem Chairman and Chief Executive Officer
Scott B. Ullem Chief Financial Officer
Donald E. Bobo Corporate Vice President, Strategy and Corporate Development
Catherine M. Szyman Corporate Vice President, Critical Care
Larry L. Wood Corporate Vice President, Transcatheter Heart Valves

      2016 Financial and Operating Performance.     Overall, we achieved outstanding financial results and operating performance in 2016, including revenue growth of 18.5% on a non-GAAP basis. We made important progress on future advancements for patients:

•
Based on impressive clinical results in patients at intermediate risk for surgery, we secured FDA approval to treat a broader group of patients with our SAPIEN 3 transcatheter aortic heart valve replacement technology;

•
We continued to dedicate research and development to enhancing our surgical heart valve options for patients, achieving the FDA approval of our INTUITY Elite rapid-deployment valve; and

•
We made key advancements in critical care, receiving authorization to market a breakthrough hypotension indicator and a new advanced monitoring platform in Europe.

      Stock Performance.     One indicator of our pay-for-performance culture is the relationship of our NEOs' total direct compensation to total stockholder return. Over the past five years, an average of 88% of the CEO's total direct compensation has been performance-based, and 73% has been tied to stock performance. As a general indicator, the Compensation Committee considers how Edwards' cumulative total return to stockholders compares to both the S&P 500 and our 12-company medical products peer group, the SPHEI. As the table below illustrates, Edwards has outperformed these indices over the five-, three- and one-year periods ending December 31, 2016.

Cumulative Total Return

	Last 5 Years	Last 3 Years	Last Year

EDWARDS	165%	185%	19%
S&P 500	98%	29%	12%
SPHEI	107%	38%	7%

      2016 Annual Incentive Plan Outcomes and Long-Term Incentives.     The three measures used to evaluate financial achievement under our annual cash incentive plan were revenue growth, net income and free cash flow, all computed on a non-GAAP basis. Our financial results in 2016 surpassed the cash incentive plan target percentages of achievement for all three of these measures by significant margins, surpassing the maximum for one measure, and resulted in financial performance at 159% of target under the cash incentive plan. In addition, our overall achievement of KODs for 2016 was 100%. Accordingly, our cash incentive plan for corporate employees funded at 159% of target. Final incentive amounts for the NEOs for 2016 also took into account each employee's individual performance, as more fully described below under "Elements of Compensation—Annual Cash Incentive Payment."

The PBRSUs awarded to NEOs in 2013 that vested in 2016 were based on Edwards' TSR over a three-year performance period relative to the TSR of companies in the RXP for that same period. The payout of these PBRSUs tracked the strong performance of our stock after the three-year period and paid out at 175% of target, as more fully described under "Elements of Compensation—Determination as to 2013 PBRSU Awards."

Edwards Lifesciences Corporation | PROXY STATEMENT 25

EXECUTIVE COMPENSATION AND OTHER INFORMATION

       Compensation Program Highlights.     The Compensation Committee believes that its executive compensation and benefits philosophy and objectives have resulted in programs that align executives with stockholder interests.

WHAT WE DO

✓ Pay for Performance. Approximately 88% of the total direct compensation of our CEO, and an average of 78% of the total direct compensation of our other NEOs, is performance-based.
We align executive compensation with the interests of our stockholders

Executive compensation programs are designed to avoid excessive risk and foster sustainable growth

We adhere to strong executive compensation and governance practices

✓

Linkage Between Performance Measures and Strategic Imperatives. Performance measures for incentive compensation are linked to our Strategic Imperatives through achievement of KODs, and are designed to create long-term stockholder value and hold executives accountable for their individual and Edwards' performance.

✓ Performance-Based Equity. Our PBRSUs vest based on our relative TSR over a three-year period.
✓ Minimum Three-Year Vesting. Equity compensation is structured to vest over a minimum period of three years, subject to limited exceptions.

✓

Robust Executive Stock Ownership Guidelines with Holding Period Requirements. Executives are required to hold Edwards' stock with a value not less than six times salary for our CEO and three times salary for each other NEO. Fifty percent of net shares received as equity compensation must be retained until the guideline has been met.

✓ CEO Stock Ownership. Our CEO far exceeds his six-times salary ownership guideline and continues to increase his ownership of Edwards' stock each year.
✓ Modest Perquisites. We provide modest perquisites, and have a business rationale for the perquisites that we do provide.

✓

"Double Trigger" in the Event of a Change in Control. Severance benefits are paid, and equity compensation awarded starting in May 2015 vests, only upon a "double trigger" in connection with a change in control (meaning a termination of the executive's employment is required, in addition to the occurrence of a change in control, in order for the benefits to be triggered).

✓

Annual Stockholder Approval of Long-Term Stock Program Shares. We provide stockholders an annual opportunity to vote on proposed increases to the number of shares available for grant under the Long-Term Stock Program.

✓ Use Tally Sheets. The Compensation Committee annually reviews "tally sheets" reflecting all compensation elements for our NEOs.
✓ "Clawback" Policy. We maintain a recoupment policy for performance-based compensation.
✓ Independent Compensation Consultant. The Compensation Committee engages an independent compensation consulting firm that provides us with no other services.
WHAT WE DON'T DO

✗ No excise tax gross-ups for executive officers.
✗ No repricing or buyout of underwater stock options.
✗ No pledging of Edwards' securities by directors, executives, employees with a title of "vice president" or above, and "insiders" under our insider trading policy.
✗ No hedging of Edwards' securities by directors, executives, employees with a title of "vice president" or above, and "insiders" under our insider trading policy.

26 Edwards Lifesciences Corporation | PROXY STATEMENT

EXECUTIVE COMPENSATION AND OTHER INFORMATION

      Consideration of Say-on-Pay Vote Results.     At our 2016 annual meeting, our stockholders cast an advisory vote on the compensation of our NEOs (a "say-on-pay" vote). Approximately 96% of the votes cast on this proposal voted in favor of our NEO compensation. We believe this vote reflects stockholders' continued strong support of compensation programs for our NEOs. The Compensation Committee will continue to consider the results of say-on-pay votes when making future compensation decisions for the NEOs.

Compensation Philosophy and Objectives for NEOs.     Our compensation programs are designed to attract, retain, motivate and engage executives with superior leadership and management capabilities to enhance stockholder value. Within this overall philosophy, our objectives are to:

•
offer programs that place a higher emphasis on performance-based compensation than fixed compensation;

•
align the financial interests of executives with those of our stockholders; and

•
provide compensation that is competitive.

We strongly believe that a significant amount of compensation for the NEOs should be composed of short- and long-term incentives, or at-risk pay, to focus the executives on near-term goals and strategic initiatives. The amount of such short- and long-term incentive compensation is dependent on achievement of our annual goals, individual performance, and long-term increases in the value of our stock. The target total direct compensation for each NEO consists of (i) base salary, (ii) Incentive Pay Objective (as defined under "Elements of Compensation—Annual Cash Incentive Payment" below), and (iii) long-term incentive awards (presented using their grant-date fair values).

The charts below illustrate the proportions of the 2016 target total direct compensation for the CEO and the average for the other NEOs.

Compensation Process.     The Compensation Committee is responsible for discussing, evaluating and approving the compensation of the CEO and the other NEOs, including the specific objectives and target performance levels to be included in our executive compensation plans. The CEO and other members of the executive leadership team develop our Strategic Imperatives, as well as the KODs that measure our achievement of these imperatives. The Board reviews and approves the Strategic Imperatives and KODs at the start of every year. The CEO provides input to the Compensation Committee after year-end regarding achievement of our Strategic Imperatives and KODs and the way results were achieved. In addition, the CEO and the Corporate Vice President of Human Resources provide recommendations to the Compensation Committee regarding compensation of the NEOs (other than the CEO). The Compensation Committee then determines the compensation of the CEO and reviews and approves the compensation of the other NEOs.

The CEO and the Corporate Vice President of Human Resources are invited to, and regularly attend, Compensation Committee meetings as non-voting guests. The Compensation Committee regularly meets in executive session without participation by the CEO or other management representatives. Meetings of the Compensation Committee may only be called by members of the Compensation Committee. In addition, our CEO and Corporate Vice President of Human Resources meet with the Compensation Consultant in preparation for Compensation Committee meetings, and the Compensation Consultant also regularly attends Compensation Committee meetings and executive sessions.

Edwards Lifesciences Corporation | PROXY STATEMENT 27

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Independent Compensation Consultant.     The Compensation Consultant, Semler Brossy Consulting Group, has been retained by and reports to the Compensation Committee and provides executive and director compensation consulting services to the Compensation Committee.

The Compensation Consultant does not provide any other services to the Board or the Company. The Compensation Committee has assessed the independence of the Compensation Consultant pursuant to the NYSE rules and determined that the Compensation Consultant is independent, and free of conflicts of interest with us or any of our directors or executive officers.

Use of Competitive Data.     We generally position each NEO's total direct compensation to approximate the median for comparable positions at competitive peer companies. However, in determining the appropriate positioning level of each NEO's total direct compensation and each component of compensation for an NEO, the Compensation Committee also takes into account its assessment of the Company's or business unit's general performance, as applicable for each executive, and the executive's tenure, experience, level of individual performance and potential to contribute to our future growth. Accordingly, an NEO's actual compensation may be higher or lower than the median for the position based on the Compensation Committee's assessment of these other factors. If the Compensation Committee determines that changes are appropriate, it has the flexibility to make adjustments for one or more executives.

Consistent with our philosophy of emphasizing pay for performance, annual cash incentive payments are designed to be above Incentive Pay Objectives when we exceed our goals and below the Incentive Pay Objectives when we do not achieve our goals. In the event threshold levels of performance are not attained, no annual incentive payment is earned.

For purposes of establishing the value of equity awards, stock options are valued as of the grant date using the Black-Scholes valuation model. RSUs and, commencing in 2015, PBRSUs, are valued at the fair market value of the underlying shares on the grant date. Except as otherwise noted above or described below, the Compensation Committee's executive compensation determinations are subjective and the result of the Compensation Committee's business judgment, which is informed by the experiences of the members of the Compensation Committee as well as the input from the Compensation Consultant and peer group data provided by the Compensation Consultant. In order to establish competitive compensation market data for the NEOs, the Compensation Consultant uses public proxy information from companies primarily in the medical technology industry. These peer companies are chosen based on the Compensation Committee's assessment of their market capitalization, revenue, business focus, complexity, geographic location and the extent to which the Compensation Committee believes they compete with us for executive talent (the "Comparator Group"). The composition of the Comparator Group is reviewed periodically to monitor the appropriateness of the profiles of the companies included so that the group continues to reflect our competitive market and provides statistical reliability. The review of the Comparator Group for pay decisions in 2016 was conducted in July 2015. For 2016, the Comparator Group consisted of the following companies:

Edwards' 2016 Comparator Group
Becton, Dickinson and Company	Intuitive Surgical, Inc.
Boston Scientific Corporation	PerkinElmer, Inc.
C. R. Bard, Inc.	ResMed Inc.
The Cooper Companies, Inc.	St. Jude Medical, Inc.
DENTSPLY International, Inc.	Stryker Corporation
Hologic, Inc.	Varian Medical Systems, Inc.
Illumina, Inc.	Zimmer Biomet Holdings, Inc.
Integra Lifesciences Holdings Corporation

28 Edwards Lifesciences Corporation | PROXY STATEMENT

EXECUTIVE COMPENSATION AND OTHER INFORMATION

The Compensation Committee made changes to the comparator group used to make 2016 executive compensation decisions, including (1) removing CareFusion Corporation due to its acquisition by Becton, Dickinson and Company, (2) removing Thoratec Corporation due to its acquisition by St. Jude Medical, Inc., (3) removing Hospira, Inc. due to its acquisition by Pfizer Inc., and (4) replacing them with The Cooper Companies, Inc. and DENTSPLY International Inc.

As of July 1, 2015, Edwards ranked at the 54th percentile of this group in terms of market capitalization. Compensation data are generally regressed for market capitalization to ensure that the data are not distorted by larger companies. Regression analysis is a commonly used technique to size-adjust data, which allows for more statistically valid comparisons. The key measure used in our regression model is market capitalization. Based on this measure, the regression formula correlates and adjusts the raw data for base salary, total cash compensation and total direct compensation to predict those items based on the market capitalization for each of the Comparator Group companies.

Although data from the Comparator Group are the primary data input for compensation decisions for the NEOs, consideration is given to compensation data for companies in the high technology, life sciences and medical technology industries reported in the following nationally recognized surveys: Aon Hewitt's U.S. Total Compensation Measurement Executive Survey and Radford Global Lifesciences Survey, Radford U.S. Executive Survey. The survey data are considered generally, without focusing on any one particular group or subset of companies included in the data (other than the Comparator Group identified above). The Compensation Committee believes it is appropriate to refer to these additional data because we compete with these types of companies for executive talent.

When compared to similar positions at our 2016 Comparator Group companies, total direct compensation and the elements of compensation (base salary, annual cash incentive, and long-term incentive award value) approximated or were below the median for all of the NEOs.

Elements of Compensation.     The compensation package for each NEO consists primarily of (a) base salary; (b) an annual cash incentive payment based on attainment of pre-established financial measures, operating goals and individual performance; and (c) long-term stock-based incentive awards. Each of these three components of compensation is intended to promote one or more of our objectives of designing executive compensation that is performance-based, is competitive and aligns the interests of the executives with our stockholders.

Edwards Lifesciences Corporation | PROXY STATEMENT 29

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Elements of Compensation Summary

Element of Compensation	Why We Pay this Element	Compensation Committee's Evaluation Criteria
Base Salary	• Provides fixed compensation component payable in cash • Provides a certain level of security and continuity from year to year • Helps attract and retain qualified executives	• In addition to competitive data, the executive's responsibilities, tenure, prior experience and expertise, individual performance, future potential and internal equity are considered
Annual Cash Incentive Payment (see "Annual Cash Incentive Payment" section below)

•

Provides variable compensation component payable in cash to motivate and reward executives for performance against annually established corporate financial measures, operating and strategic goals and individual objectives

•

Recognizes executives based on their individual contributions

•

Is performance-based and not guaranteed

•

Incentive plan funding is determined by multiplying:

Financial Measurement Achievement

(based on revenue growth, net income and free cash flow targets set at the beginning of the year)

X

KOD Achievement (based on strategic, corporate and business unit objectives determined at the beginning of the year)

X

Individual Performance Objective Achievement (determined at the beginning of the year)

Up to a maximum of 200% of pre-established Incentive Pay Objective

Long-Term Incentive Awards • 55% Stock Options • 20% RSUs • 25% PBRSUs

•

Enhances our stockholder value by aligning executives' interests directly with those of stockholders; provides executives with an incentive to manage the Company from the perspective of an owner

•

Stock options tie executive pay directly to stockholder value creation over the long term, promote executive retention, and are consistent with our focus on top-line growth, innovation and our longer-term investment horizon and product pipeline

•

RSUs promote stability and retention of our executives over the long term

•

PBRSUs are measured against relative TSR, which allows us to evaluate our performance over a three-year period against the performance of other companies

•

Since RSUs and PBRSUs are paid in shares of Edwards stock, these awards also further link executives' interests with those of our stockholders

•

Retains qualified employees

•

Is performance- or stock price-based and not guaranteed

•

The size and composition of long-term incentive awards are determined annually by the Compensation Committee taking into account competitive total direct compensation pay positioning guidelines using market reference data from the Comparator Group, along with the individual executive's level of responsibilities, ability to contribute to and influence our long-term results, and individual performance

30 Edwards Lifesciences Corporation | PROXY STATEMENT

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Element of Compensation	Why We Pay this Element	Compensation Committee's Evaluation Criteria
Benefits	• Provides a safety net to protect against financial catastrophes that can result from illness, disability or death	• Executives are eligible to participate in benefit programs on terms as are generally offered to other Company employees
• A benefit program that is competitive with companies with which we compete for executive talent supports recruitment and retention of executives
Perquisites

•

Assists in attracting and retaining executives by enhancing the competitiveness of the executive's compensation in a relatively inexpensive way

•

Enables executives to perform their responsibilities efficiently, maximize their working time and minimize distractions

• Modest perquisites consistent with market practices

      Base Salary.     The Compensation Committee generally reviews each NEO's base salary in February and any approved changes are effective with the first pay period in April. The base salary for the CEO is established in a similar manner and is described more fully under "Employment and Post-Termination Agreements" below. Base salaries paid to the NEOs increased between 3% and 4% in 2016 over the level in effect in 2015 to help maintain market competitiveness and based on the Compensation Committee's assessment of internal roles and contributions.

      Annual Cash Incentive Payment.     All of the NEOs and many other management and non-management-level salaried employees (approximately 3,115 employees) participated in the 2016 Edwards Incentive Plan (the "Incentive Plan").

The Incentive Plan for the NEOs is structured to preserve the tax deductibility of payments under Section 162(m) ("Section 162(m)") of the Internal Revenue Code (the "Code") See "Tax and Accounting Implications—Policy Regarding Section 162(m)" below. As such, cash incentives for all NEOs are established at the maximum amounts payable under the Incentive Plan. The Compensation Committee also establishes for each NEO the amount of incentive payment that will be earned for expected performance, referred to as the "Incentive Pay Objective."

The Compensation Committee utilizes the Incentive Pay Objective so that the total cash compensation (base salary plus incentive payment for expected performance) for the NEOs will be at approximately the median of the Comparator Group.

Cognizant of the maximum cash incentive limits and the Incentive Pay Objectives, the Compensation Committee then considers performance results to determine the actual cash incentive payments. In applying its discretion, the Compensation Committee may reduce, but may not increase, the cash incentive payment. Consequently, a reduction from the maximum amount is not necessarily a negative reflection on performance.

The accompanying "Grants of Plan-Based Awards in Fiscal Year 2016" table reports the maximum amounts payable and the Incentive Pay Objective (called the "Target" in the table) established for each NEO.

The Incentive Plan for NEOs in 2016 provided that achievement at the threshold of any one of three Company financial measures (revenue growth, net income and free cash flow) would result in initial funding for the Incentive Plan being set at the maximum level. Then, the Compensation Committee applied its discretion in a two-step process to determine the final annual cash incentive payments for the NEOs. Each of these two steps is discussed below:

Edwards Lifesciences Corporation | PROXY STATEMENT 31

EXECUTIVE COMPENSATION AND OTHER INFORMATION

(1)
Incentive Plan Funding

The Compensation Committee, after consultation with management, sets annual incentive performance goals each year for achievement of financial measures and KODs. Financial measures are non-GAAP calculations generally on the same basis as contained in our financial guidance, subject to further adjustment to account for material developments during the year. In February 2016, the Compensation Committee initially established the financial measures at the threshold, target and maximum levels set forth in the chart below, except that the maximum amounts were initially set at 15% revenue growth, $598 million of net income and $550 million of free cash flow. In May 2016, the Compensation Committee reassessed these goals to make them more difficult to attain by increasing the levels that would produce the maximum achievement to 20% revenue growth, $615 million of net income and $600 million of free cash flow. The Compensation Committee understood that this was an unusual step to take during the plan year, but felt that it was desirable to maintain the incentive character of the program in light of how well the Compensation Committee believed the Company was performing early in the year and the desire for the maximum level to remain a stretch goal throughout the year.

The "threshold" level of net income, and the "target" level of free cash flow, were set above the levels of net income and free cash flow, respectively, actually achieved in 2015. Incentive Plan funding is determined after results of achievement of the predetermined financial measures and KODs are known.

The following illustration shows how the Incentive Plan is funded.

Financial Measure Achievement (%)

X

Key Operating Driver Achievement (%)

=

Actual Incentive Plan Funding (%)

Initially, the Board assesses the percentage of achievement of pre-established Company financial measures. No funding is earned if actual performance associated with at least one of the financial goals does not exceed the pre-established minimum threshold. All three thresholds were exceeded in 2016. Achievement of the maximum level specified for each financial goal would result in funding for this measure at 175%.

For 2016, our financial goals, and the corresponding weightings, were as follows: revenue growth (50% weighting); net income (30% weighting); and free cash flow (20% weighting). The following table sets forth the target level for each goal as well as the level of achievement required to reach the various levels of financial measure achievement. Interpolation is applied for results between the levels shown in the chart.

Based on the performance levels in the chart below, our financial measures funded at 159%.

2016 Company Financial Performance Measures*

	Percentage of Financial Measure Achievement
	Minimum (25%)	Target (100%)	Maximum (175%)	Actual (159%)
Revenue Growth – 50% Weight	7%	11%	20%	18.5%
Net Income ($M) – 30% Weight	$533	$565	$615	$633
Free Cash Flow**($M) – 20% Weight	$450	$500	$600	$536

*
Performance measures used in setting and determining incentive compensation are not calculated in accordance with GAAP and reflect adjustments for items such as foreign exchange, transcatheter heart valve sales returns reserve and related expenses, intellectual property litigation expenses, intellectual property amortization expense, acquired in-process R&D charges and the tax impact on other special items. Professional fees of $3.2 million related to mergers and acquisitions activity were not excluded in determining incentive compensation. A reconciliation of non-GAAP financial measures to the most comparable GAAP measure can be found in Edwards' Q4 2016 earnings release on our investor website at http://ir.edwards.com/results.cfm.

**
Defined as cash flow from operations less capital expenditures, on a non-GAAP basis, excluding the impact of a $8 million payment related to a litigation settlement.
32 Edwards Lifesciences Corporation | PROXY STATEMENT

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Then, the financial measure achievement is multiplied by the level of achievement of pre-established Key Operating Drivers, or KODs. The Board establishes KODs each year to address specific business initiatives derived from our Strategic Imperatives and operating plans. The KODs address specific tangible and measurable progress toward our Strategic Imperatives, and focus the executive team on the areas and strategic initiatives most important to our future success. We have established a range of performance for each KOD with the expectation that the target range should be achievable with the expected level of performance. Performance within the expected range results in a multiplier of 100%. Performance below the range is considered sub-optimal and will result in a discount to the financial measure. Performance above the range is considered extraordinary and results in a multiplier above 100%. The aggregate KOD multiplier may not exceed 150%.

In 2016, there were four KODs:

•
Lead the global transformation of aortic valve disease treatment

•
Lead in next-generation structural heart therapies

•
Drive acute care monitoring to standard of care in appropriate patients

•
Business excellence

After evaluating actual achievement of 40 different metrics and milestones underlying these KODs, the Board determined in its judgment that overall KOD performance for 2016 was 100%.

Based on the formula above, combining financial performance of 159% with KOD performance of 100%, the Compensation Committee arrived at an actual calculated Incentive Plan funding of 159%.

(2)
Individual Performance

Individual performance objectives for the CEO are established collaboratively by the CEO and the

Compensation Committee, and the individual performance objectives for the other NEOs are established collaboratively by the CEO and each such executive. The Compensation Committee believes each executive has an appropriate number of meaningful individual performance objectives. The goal in choosing the individual performance objectives is to create goals, the attainment of which is designed to implement our strategic and operating plans, with a focus on the achievement of the financial measures and operational goals within each executive's individual area of responsibility.

These objectives are considered in the aggregate to determine an overall performance assessment for each NEO for the purposes of determining compensation. Although some of the individual performance objectives are expressed in qualitative terms that require subjective evaluation, objectives also include several quantitative measures. However, the assessment of the overall performance for each NEO involves a subjective process. The CEO reviews the performance of each NEO (other than the CEO) with the Compensation Committee and recommends a performance assessment for each executive. The Compensation Committee assesses the CEO's performance. The Compensation Committee then exercises subjective judgment, reviewing the individual performance objectives, the overall performance of the individual executive against all of his or her individual objectives, taken together, and the executive's performance relative to the environment and to other executives. There is no formal weighting of the individual performance objectives. Individual performance may impact an executive's cash incentive payment, subject to an overall cap on incentive payments of 200% of the Incentive Pay Objective.

The individual performance objectives for the CEO and the other NEOs and the factors considered by the Compensation Committee for 2016 are described below.

Edwards Lifesciences Corporation | PROXY STATEMENT 33

EXECUTIVE COMPENSATION AND OTHER INFORMATION

NEO	2016 Performance Objectives and Factors Considered by the Compensation Committee
Mr. Mussallem

•

Develop and execute corporate strategy; achieve Company financial goals and KODs; increase stockholder value; drive innovation and product leadership; attract and retain talented employees; promote a culture of ethical business practices and social responsibility; and provide leadership as Board Chairman.

•

The Compensation Committee found that Mr. Mussallem broadly achieved all of his objectives, noting that Edwards' financial results demonstrated impressive growth, and that he had overseen important product-specific and infrastructure-related strategic initiatives. Mr. Mussallem led the delivery of above-expectation financial results while making significant investments in future initiatives to drive our longer-term success and growth.

Mr. Ullem

•

Ensure the Company's financial reporting maintains the highest integrity; drive to achieve 2016 KODs and financial goals; maintain a high standard of investor relations; optimize the Company's capital structure; enhance stockholder returns; execute company-wide Information Technology initiatives; and attract, develop and retain talented employees.

•

The Compensation Committee noted that Mr. Ullem demonstrated strong overall performance in the role of Chief Financial Officer. Specifically, he led the continued development of solid financial planning and issuance of timely and accurate financial reports, IT systems upgrades, continued to build investor confidence, and focused on global talent development.

Mr. Bobo

•

Develop and evolve Edwards' corporate strategy; establish and execute business development goals; provide leadership to the Transcatheter Mitral Valve Replacement initiative and Healthcare Solutions; attract, develop and retain talented employees; and promote a culture of patient focus, innovation, operational excellence and quality compliance.

•

The Compensation Committee noted Mr. Bobo's leadership in the evolution of our innovation-driven strategy, the successful execution of several business development initiatives, including significant portfolio additions, and leadership of Transcatheter Mitral Valve Replacement.

Ms. Szyman

•

Develop, evolve and execute the strategy for the Critical Care and Vascular businesses to strengthen the core capability; consistently deliver sales growth and achieve the financial goals for the Critical Care and Vascular businesses; drive innovation and 2016 product development KODs; attract, develop and retain talented employees; and promote a culture of patient focus, innovation, operational excellence and quality compliance.

•

The Compensation Committee noted that Ms. Szyman delivered strong near-term results while continuing to focus on ensuring investment to execute the longer-term Critical Care strategy of strengthening the core, driving enhanced surgical recovery and exploring new complementary technologies. She also introduced product enhancements and technology to augment patient access to therapy.

Mr. Wood

•

Develop, evolve and execute the strategy for the Transcatheter Heart Valve business to strengthen our leadership position; consistently deliver sales growth and achieve the financial goals for the Transcatheter Heart Valve business; drive innovation and 2016 product development KODs; attract, develop and retain talented employees; and promote a culture of patient focus, innovation, operational excellence and quality compliance.

•

The Compensation Committee noted that under Mr. Wood's leadership, impressive Transcatheter Heart Valve financial results were delivered, the SAPIEN 3 valve received intermediate-risk approval, and there was strong therapy adoption across all geographies, with notable strength in the U.S. and Japan.

34 Edwards Lifesciences Corporation | PROXY STATEMENT

EXECUTIVE COMPENSATION AND OTHER INFORMATION

      Committee Review Process.     The Compensation Committee generally meets each February to review and approve annual incentive payments for the prior year and to set incentive performance targets for the current year. The Compensation Committee may adjust the incentive payment levels based on financial measure achievement, KOD achievement, individual performance, and TSR. In February 2017, after reviewing the Company's 2016 performance versus financial and operational goals, TSR performance, and business unit performance, the Compensation Committee awarded incentive payments to the NEOs that ranged from 156% to 191% of the Incentive Pay Objectives for the NEOs. The amount awarded to each NEO for 2016 is reported in the accompanying "Summary Compensation" table. The incentive payments were paid in March 2017.

      Long-Term Incentive Awards.     The mix of long-term incentive awards granted to our NEOs in 2016 included stock options, PBRSUs and RSUs. The Compensation Committee views stock options as performance-based equity compensation, tying our executives' pay directly to stockholder value creation over the long term because the value of our common stock must increase after the date of grant of the options in order for the options to have any value. Having a seven-year time horizon, stock options also promote the retention of our executives and are consistent with our focus on top-line growth, innovation and our longer-term investment horizon and product pipeline. PBRSU awards measure relative TSR, which the Compensation Committee believes is a straightforward and objective metric for our stockholders to evaluate our performance against the performance of other companies and to align with stockholder interests. As the RSU awards have value regardless of stock price performance, they help promote the stability and retention of a strong executive team over the longer term (vesting schedules generally require continuous service over multiple years, as described below).

Of the total 2016 long-term incentive award granted to each of our NEOs, the values of stock options were weighted 55%, PBRSUs were weighted 25%, and time-based RSUs were weighted 20% (based on the grant-date fair value of the awards). We believe measuring a combination of absolute TSR (through stock options), relative TSR (through PBRSUs), and providing stock-denominated time-based vesting RSUs, results in a balance between these incentives that appropriately aligns our executives' pay with stockholder value and promotes the stability and retention of the executive team. Given the different risk and reward characteristics of these three types of awards and our executive compensation philosophy, the Compensation Committee believes that the equity awards granted to executives should comprise a greater proportion of stock options and PBRSUs relative to RSUs.

Stock options granted to Mr. Bobo, Mr. Ullem, Ms. Szyman and Mr. Wood vest annually over four years and have a seven-year term. Stock options granted to Mr. Mussallem vest monthly over 36 months, consistent with the vesting standards established by the Company for its stock option grants to executives who are retirement-eligible, and have a seven-year term. Stock options granted during 2016 have an exercise price equal to the closing price on the day of the regular Board meeting held on the next day following Compensation Committee approval.

PBRSUs awarded in 2016 are based on relative TSR performance as measured for the performance period beginning April 30, 2016 and ending April 30, 2019. The percentage of the target PBRSU awards that will vest at the end of the three-year performance period depends on the percentage by which our TSR exceeds or falls short of the median TSR (calculated assuming dividend reinvestment) of the S&PHEI Companies (as defined below). The chart below illustrates the maximum, target and threshold performance levels and the PBRSU payout at each level.

2016 PBRSU Performance Levels	TSR vs Median of S&PHEI Companies	Payout as a Percentage of Target Award
Maximum	+7.5% points from median	175%
Target	Median	100%
Threshold	–7.5% points from median	25%
No Payout	More than –7.5% points from median	0%

The maximum and threshold performance levels applicable to the awards were set at levels that the Compensation Committee believed were consistent with the historical 75th and 25th percentile levels, respectively, for the TSRs of the S&PHEI Companies. The "S&PHEI Companies" are a subset of 23 companies in the S&P Healthcare Equipment Index that are also on the S&P 500 and S&P 400 Midcap Index.

Edwards Lifesciences Corporation | PROXY STATEMENT 35

EXECUTIVE COMPENSATION AND OTHER INFORMATION

RSUs granted to the NEOs become vested as to 50% of the total number of units subject to the award on each of the third and fourth anniversaries of the award date, subject to continued employment of the award recipient through the applicable vesting date.

At the Compensation Committee meeting immediately preceding the stockholder meeting in May of each year, the Compensation Committee generally determines the size of the long-term incentive award for each NEO. In keeping with our commitment to provide a total compensation package that emphasizes at-risk components of pay, long-term incentives for 2016 comprised, on average, 67% of the value of the NEO's total direct compensation package.

For 2016, the CEO evaluated each NEO's performance (other than his own), as discussed previously (see "Compensation Process" above), and established specific recommendations for the Compensation Committee's consideration. Accordingly, the Compensation Committee established awards for the NEOs (other than the CEO) based on these recommendations and the Committee's assessment of the factors noted above for each executive. The Compensation Committee evaluated the CEO's performance using the same criteria as discussed above in "Compensation Process" to establish the appropriate award for the CEO. Awards are granted under the Long-Term Stock Program, which was last approved by the stockholders in May 2016. The awards made to the NEOs for 2016 are set forth in the accompanying "Grants of Plan Based Awards in Fiscal Year 2016" table below.

      Value of Equity Awarded in 2016.     Under applicable accounting rules, the grant-date fair value of the PBRSUs awarded to our NEOs (at the "target" level of performance) is calculated using a Monte Carlo simulation pricing model. The PBRSUs are included as compensation for our NEOs in the "Summary Compensation Table" based on this valuation methodology. For information on the assumptions used in this fair value computation, refer to Note 13 of the "Notes to Consolidated Financial Statements" in the 2016 Annual Report.

The value of the PBRSUs awarded to our NEOs using this model in each of 2013 and 2014 differed from the Company's stock price on the grant date, either positively or negatively, by approximately 30% as a result of applying the Monte Carlo simulation. As a result, the number of PBRSUs awarded to our executives has varied significantly year over year. Beginning in 2015, the Compensation Committee decided to calculate the number of PBRSUs to be awarded to executives using the stock price on the grant date, rather than by applying the Monte Carlo simulation model, in order to simplify the process and to provide more consistent award sizing (based on the number of shares subject to the awards) from year to year. The Monte Carlo simulation model will continue to be applied, as required under applicable accounting rules, for purposes of valuing these awards in our financial disclosures and in presenting the grant-date fair value of these awards in the "Summary Compensation Table."

The following chart shows the values of the PBRSU awards approved by the Compensation Committee in 2016 that were used to determine the number of shares subject to the awards (based on the $105.59 closing price per share of our common stock on the grant date for PBRSUs, calculated at the "target" level of performance and without taking the Monte Carlo simulation model into account), as well as the accounting grant-date fair value of the PBRSUs we are required to use under applicable SEC rules to report in the "Summary Compensation Table" (calculated as noted in the footnotes to the "Summary Compensation Table," and including the impact of the Monte Carlo simulation model).

	2016 PBRSU Awards

Name	Value Based on May 12, 2016 Stock Price	Value Required to be Included in Summary Compensation Table
Mr. Mussallem	$1,549,533	$1,703,181
Mr. Ullem	388,043	426,521
Mr. Bobo	388,043	426,521
Ms. Szyman	361,646	397,506
Mr. Wood	374,845	412,013

The grant-date fair value of all the long-term incentive awards granted by the Company to the NEOs in 2016 is included in the "Grants of Plan-Based Awards in Fiscal Year 2016" table below.

      Determination as to 2013 PBRSU Awards.     In May 2013, the Compensation Committee granted awards of PBRSUs to certain of our executives. For these awards to vest, Edwards' TSR had to reach the 25th percentile relative to that of the other companies that were listed

36 Edwards Lifesciences Corporation | PROXY STATEMENT

EXECUTIVE COMPENSATION AND OTHER INFORMATION

in the Morgan Stanley Healthcare Product Companies Index ("RXP") on the grant date and were still publicly traded on March 31, 2016, the last day of the three-year performance period. Edwards' percentile ranking compared to the threshold, target and maximum percentile ranks of the RXP companies as of March 31, 2016, as well as the 3-year TSRs relative to each level are as follows:

2013 PBRSU Performance Levels	Rank of RXP Companies	TSR Over Three-Year Period	Payout as a Percentage of Target Award
Maximum	75th Percentile	77%	175%
Target	50th Percentile	63%	100%
Threshold	25th Percentile	37%	25%

Edwards	86th Percentile	88%	175%

The Compensation Committee determined that as of March 31, 2016 our relative TSR was at the 86th percentile, higher than the maximum level and, accordingly, 175% of the target award for each executive vested. Amounts realized by our NEOs attributable to these awards can be found in the "Option Exercises and Stock Vested in Fiscal Year 2016" table below.

Stock Ownership Guidelines and Holding Requirement.     Under our guidelines, executives are expected to own shares of Edwards' stock as follows:

CEO	Other NEOs
6 times base salary	3 times base salary

All of the NEOs are in compliance with the ownership guidelines.

Stock ownership guidelines were established to create additional owner commitment and to emphasize stockholder value creation. Expected ownership levels are adjusted as the executives' annual base salaries change. Executives who have not met the guidelines must hold 50% of the net shares of our common stock acquired in connection with the exercise of stock options and the vesting of restricted stock and RSU awards (after satisfaction of applicable taxes and, in the case of options, payment of the exercise price) until the guidelines are met. In the event an executive achieved the guideline but was unable to maintain the ownership level due to a decline in the price of our common stock, the 50% holding requirement is reinstated.

Prohibition on Pledging and Hedging.     We have adopted a policy prohibiting directors, the executive leadership team, employees with a title of "vice president" or above and employees designated as "insiders" under our insider trading policy from (1) holding the Company's securities in a margin account or otherwise pledging the Company's securities as collateral for a loan, and (2) hedging the Company's securities, including entering into short sales, options, puts, calls and sales against the box, as well as derivative transactions including swaps, forwards, futures, collars and exchange funds. To our knowledge, none of our NEOs has engaged in hedging or pledging with respect to our common stock.

Market Timing of Equity Awards.     We do not have any program, plan or practice to time equity grants in coordination with the release of material information. Annual equity awards for the NEOs are generally approved at the Compensation Committee meeting in May of each year and awarded on the date of the Board meeting immediately following that Committee Meeting. Any other equity awards to the NEOs, including grants to new hires, are generally made on the date of the next regularly scheduled Board meeting.

Benefits and Perquisites.     The NEOs are eligible to participate in employee benefit programs generally offered to other of our employees employed in the same jurisdiction as the NEO including, for all NEOs employed in the United States, the Edwards Lifesciences Corporation 401(k) Savings and Investment Plan ("401(k)"), which provides for a Company matching contribution. We match contributions dollar for dollar up to the first 3% of cash compensation, and 50% on the next 2%. In addition, we provide certain other perquisites to our NEOs that are not generally available to our employees.

The Compensation Committee conducts an annual review of the competitiveness of our perquisite program, including its individual components and levels, against the perquisite programs of companies in the Comparator Group. As a result of these reviews, the Compensation Committee may make adjustments from time to time in the benefits and perquisites provided as it determines to be appropriate.

We believe that providing perquisites enhances the competitiveness of the executive's compensation in a relatively inexpensive way. These perquisites are described below and reported in the "Summary Compensation Table."

Edwards Lifesciences Corporation | PROXY STATEMENT 37

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Our perquisite program for the NEOs includes the following:

      Car Allowance.     An annual car allowance is paid as follows: $13,200 for the CEO, and $10,800 for the other NEOs. It is intended to cover expenses related to the lease, purchase, insurance and maintenance of a vehicle, and mileage for business use. The car allowance is provided in recognition of the need to have executives visit customers, business partners and other stakeholders in order to fulfill their job responsibilities.

      Executive Physical Examination.     The Company paid up to $1,500 for each annual executive physical examination received by an NEO. This benefit encourages the proactive management of the executive's health, helping best position the executive team to be able to address the ongoing and day-to-day issues we face.

      Perquisite Allowance.     NEOs receive a fixed annual allowance for certain expenses. The CEO receives $40,000 (plus two club memberships that are being used for corporate business purposes, at a combined cost of $10,260 in 2016), and the other NEOs each receive $20,000. This benefit recognizes the diverse nature of expenses that have a business nexus that may be incurred by our executives. The allowance may also be used to cover certain personal financial, estate and tax planning costs, as we believe that it is appropriate for the executives to have professional assistance in managing their total compensation, permitting them to focus their full attention on growing and managing our business.

Deferred Compensation.     We have adopted a deferred compensation plan for the NEOs and certain other management employees to enable them to save for retirement by deferring their income and the associated tax to a future date or termination of employment. Under the Executive Deferred Compensation Plan (the "EDCP"), return on compensation deferred by participants is based on investment alternatives selected by the participant. We believe that the EDCP is comparable to similar plans offered by companies in the Comparator Group.

The amounts deferred and accrued under the EDCP for the NEOs are reported below in the "Summary Compensation Table" and the "Nonqualified Deferred Compensation Plans" table.

Employment and Post-Termination Agreements.     We have entered into an employment agreement with the CEO, as well as change-in-control severance agreements (the "change-in-control severance agreements") with the CEO and our other NEOs as discussed below. Mr. Bobo, Mr. Ullem, Ms. Szyman and Mr. Wood are eligible to participate in a general severance plan for eligible employees to receive severance benefits upon an involuntary termination of employment due to the elimination of their position or a reduction in workforce.

      Chief Executive Officer Employment Agreement.     We entered into an amended and restated employment agreement with Mr. Mussallem on March 9, 2009, which was approved by the Compensation Committee and provides for, among other things, his appointment as Chief Executive Officer, an annual base salary, bonus and long-term incentive awards as determined by the Board, and, in certain circumstances, severance payments upon termination of employment.

Mr. Mussallem's base salary is reviewed and may be adjusted annually based on the Compensation Committee's review of the Comparator Group data in consultation with the Compensation Consultant, and Mr. Mussallem's performance. The Compensation Committee followed the same philosophy and programs described above for executives in determining 2016 compensation for Mr. Mussallem. In addition, the Compensation Committee reviewed a tally sheet, which affixed a dollar amount to all components of Mr. Mussallem's compensation, including current compensation, equity awards and benefits.

The Compensation Committee believes, after reviewing Mr. Mussallem's total direct compensation, individual performance and contribution to our financial results during 2016, that Mr. Mussallem's total compensation and each component thereof were in line with our compensation philosophy and objectives.

If Mr. Mussallem's employment is involuntarily terminated by us without "cause," as defined in the employment agreement, we are required to pay certain severance benefits, provided he is not receiving the severance benefits under his change-in-control severance agreement. The material terms of the severance arrangement are described in the section "Potential Payments upon Termination or Change in Control" below.

38 Edwards Lifesciences Corporation | PROXY STATEMENT

EXECUTIVE COMPENSATION AND OTHER INFORMATION

      Change-in-Control Severance Agreements.     We have entered into agreements with the NEOs pursuant to which such individuals will be provided certain payments and benefits in the event of termination of employment following a change in control of the Company. We believe that these agreements enhance the likelihood of retaining the services of the executives in the event we were to become an acquisition target and allow the NEOs to continue to focus their attention on our business operations, stockholder value and the attainment of long-term and short-term objectives without undue concern over their employment or financial situations. The material terms of the agreements are described in the section "Potential Payments upon Termination or Change in Control," below.

We believe that the level of severance payments is fair and reasonable based on the value we would derive from the services provided by the executives with change-in-control severance agreements prior to, and following, a change in control.

Tax and Accounting Implications – Policy Regarding Section 162(m).     Section 162(m) generally limits the corporate deduction for annual compensation deemed paid to the NEOs, excluding the CFO, to $1,000,000 per individual, unless that compensation qualifies as performance-based under Section 162(m). The Compensation Committee considers the impact of Section 162(m) in designing our executive compensation program. We believe that our stock option and PBRSU awards will qualify as performance-based compensation not subject to the $1,000,000 limitation under Section 162(m). In addition, the awards to the NEOs under the Incentive Plan are currently intended to qualify as performance-based compensation not subject to the $1,000,000 limitation under Section 162(m). The rules and regulations promulgated under Section 162(m) are complicated, however, and subject to change from time to time, sometimes with retroactive effect. In addition, a number of requirements must be met in order for particular compensation to qualify under Section 162(m). There can be no assurance that the compensation intended to qualify for deductibility under Section 162(m) awarded or paid by the Company will be fully deductible.

The Compensation Committee recognizes the importance of preserving our ability to design compensation programs to attract and retain skilled and qualified individuals in a highly competitive market. The Compensation Committee will continue to design salary, annual incentive bonuses and long-term incentive compensation in a manner that the Compensation Committee believes prudent or necessary to hire and retain our NEOs, and may approve compensation arrangements for our executive officers from time to time that do not satisfy the requirements of Section 162(m) (such as base salaries and our time-based vesting RSUs) when it believes that these other considerations outweigh the benefit of the tax deductibility of the compensation.

2017 Compensation Decisions.     At its February 2017 meeting, the Compensation Committee approved average base salary increases of approximately 3.3% for the NEOs to maintain market competitiveness. The Compensation Committee also approved other base salary increases to recognize performance for other executives. In addition, the Compensation Committee established the Incentive Pay Objectives and the maximum bonus for each NEO, and established the Company's 2017 financial measures and operational goals under the Incentive Plan.

Edwards Lifesciences Corporation | PROXY STATEMENT 39

EXECUTIVE COMPENSATION AND OTHER INFORMATION

COMPENSATION AND GOVERNANCE COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the "Compensation Discussion and Analysis" disclosure with management. Based on this review and discussion, the Compensation Committee recommended to the Board that the "Compensation Discussion and Analysis" be included in the Proxy Statement distributed in connection with the Annual Meeting.

The Compensation and Governance Committee:
William J. Link, Ph.D. (Chair)
Steven R. Loranger
Martha H. Marsh
Nicholas J. Valeriani

This report shall not be deemed soliciting material or to be filed with the SEC, or incorporated by reference in any document so filed, whether made before or after the date hereof, except to the extent we specifically request that it be treated as soliciting material or it is specifically incorporated by reference therein.

EXECUTIVE COMPENSATION

The "Summary Compensation Table" quantifies the value of the different forms of compensation earned by or awarded to our NEOs for 2016. The primary elements of each NEO's total compensation reported in the table are base salary, annual bonus and long-term equity incentives consisting of stock options, PBRSUs and RSUs. NEOs also received the other benefits listed in the "All Other Compensation" column of the "Summary Compensation Table," as further described in the footnotes to the table.

The "Summary Compensation Table" should be read in conjunction with the tables and narrative descriptions that follow. A description of the material terms of each NEO's base salary and annual bonus is provided immediately following the "Summary Compensation Table." The "Grants of Plan-Based Awards in Fiscal Year 2016" table, and the accompanying description of the material terms of the stock options and stock unit awards granted in 2016, provides information regarding the long-term equity incentives awarded to NEOs in 2016. The "Outstanding Equity Awards at 2016 Fiscal Year-End" and "Option Exercises and Stock Vested in Fiscal Year 2016" tables provide further information on the NEOs' potential realizable value and actual value realized with respect to their equity awards.

40 Edwards Lifesciences Corporation | PROXY STATEMENT

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Summary Compensation Table

The following table sets forth a summary, for the years indicated, of the compensation of the principal executive officer, the principal financial officer and our three other most highly compensated executive officers whose total compensation for 2016 was in excess of $100,000 and who were serving as executive officers at the end of 2016. No other executive officers that would have otherwise been includable in the table on the basis of total compensation for 2016 have been excluded by reason of their termination of employment or change in executive status during that year.

Name and Principal Position	Year	Salary $(1)(2)	Bonus $	Stock Awards $(3)	Option Awards $(3)	Non-Equity Incentive Plan Compensation $(4)	All Other Compensation $(5)	Total $
Mr. Mussallem	2016	$976,731	—	$2,943,863	$3,409,180	$2,228,226	$176,099	$9,734,099
Chairman of the Board and	2015	941,731	—	2,674,188	3,161,339	2,074,800	178,142	9,030,200
Chief Executive Officer	2014	903,462	—	1,375,688	4,126,298	2,123,820	90,764	8,620,032
Mr. Ullem	2016	555,309	—	735,371	851,213	706,040	57,821	2,905,754
Corporate Vice President,	2015	539,074	—	675,278	796,272	721,000	70,593	2,802,217
Chief Financial Officer	2014	525,000	250,000	3,876,387	2,724,810	682,290	160,529	8,219,016
Mr. Bobo	2016	557,668	—	735,371	851,213	654,444	55,017	2,853,713
Corporate Vice President	2015	526,296	—	675,278	796,272	689,325	61,130	2,748,301
	2014	472,300	—	337,125	1,013,511	658,350	56,363	2,537,649
Ms. Szyman(6)	2016	513,461	—	687,878	797,419	667,244	176,615	2,842,617
Corporate Vice President	2015	501,923	300,000	2,667,945	1,438,048	608,825	220,966	5,737,707
	2014	—	—	—	—	—	—	—
Mr. Wood	2016	526,002	—	712,945	825,898	753,660	83,869	2,902,374
Corporate Vice President	2015	517,787	—	651,620	771,051	750,000	81,920	2,772,378
	2014	468,874	—	426,300	1,024,819	688,275	58,594	2,666,862

(1)
Amounts shown for 2016 include amounts that were deferred into the EDCP as follows: Mr. Mussallem – $195,351; Mr. Ullem – $0; Mr. Bobo – $268,155; Ms. Szyman – $261,197; and Mr. Wood – $60,542. The EDCP is more fully described in the section following the "Nonqualified Deferred Compensation Plans" table below.

(2)
The base salaries for 2015 for the NEOs are slightly lower than previously reported, and the base salaries for 2014 for the NEOs are slightly higher than previously reported, to account for year ends that occur in the middle of a payroll period. The presentation in the table above reports the base salary actually earned by each NEO for the corresponding fiscal year, including salary earned during the final pay period of a particular fiscal year but not actually paid until the following fiscal year.

(3)
The amounts reported in these columns reflect the aggregate grant-date fair value of the stock awards and option awards during the applicable year. These values have been determined under the principles used to calculate the grant-date fair value of equity awards for purposes of our financial statements in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718. For a discussion of the assumptions and methodologies used to value the awards reported in these columns, please see the discussion of stock awards and option awards contained in Note 13 of the "Notes to Consolidated Financial Statements" in the 2016 Annual Report.

  The table below sets forth the grant-date fair value determined in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 for the PBRSUs awarded in fiscal 2016, 2015, and 2014 based upon the probable outcome of the performance-related vesting conditions as of the grant date (we judged the "target" level of performance to be the probable outcome as of the grant date of the awards), and the grant-date fair value of these awards determined on that basis but assuming that the maximum level of performance was achieved.

Name	Year	Probable Outcome of Performance Conditions Grant Date Fair Value ($)	Maximum Outcome of Performance Conditions Grant Date Fair Value ($)
Mr. Mussallem	2016	$1,703,181	$2,980,566
	2015	1,525,260	2,669,205
	2014	1,375,688	2,407,453
Mr. Ullem	2016	426,521	746,411
	2015	384,782	673,368
	2014	326,250	570,938
Mr. Bobo	2016	426,521	746,411
	2015	384,782	673,368
	2014	337,125	589,969
Ms. Szyman	2016	397,506	695,635
	2015	370,916	649,102
	2014	—	—
Mr. Wood	2016	412,013	721,023
	2015	370,916	649,102
	2014	326,250	570,938

Edwards Lifesciences Corporation | PROXY STATEMENT 41

EXECUTIVE COMPENSATION AND OTHER INFORMATION

(4)
Amounts shown in this column for 2016 were earned under the Incentive Plan based on achievement of performance criteria for 2016, as described in the "Compensation Discussion and Analysis" above. Amounts shown for Mr. Bobo include $163,611 and Ms. Szyman include $667,244 deferred into the EDCP. Amounts earned but not deferred were paid to the executives for 2016 performance.

(5)
The "All Other Compensation" column includes the following amounts paid to the NEOs for the year ended December 31, 2016. The amounts disclosed are the actual costs to us of providing these benefits.

Type of Compensation	Mr. Mussallem	Mr. Ullem	Mr. Bobo	Ms. Szyman	Mr. Wood
401(k) Company Match	$10,600	$10,600	$10,600	$10,600	$10,600
EDCP Company Contribution	111,315	—	12,961	34,215	40,362
Car Allowance or Company Car Lease Payments	13,200	10,800	10,800	10,800	10,800
Officer Perquisites Flexible Allowance (includes, among other things, financial planning expenses, airline club dues, club membership dues, home office supplies, personal travel expenses)	40,000	20,000	20,000	$20,000	20,000
Reimbursement for Annual Physical Examination Expenses	—	1,500	94	—	1,500
Life Insurance Premiums	984	560	562	518	607
Relocation Benefits	—	14,361	—	100,482	—

Totals	$176,099	$57,821	$55,017	$176,615	$83,869

(6)
Ms. Szyman was appointed Corporate Vice President effective January 5, 2015 and was not employed by us prior to that date.

      Employment Agreements.     We entered into an amended and restated employment agreement with Mr. Mussallem on March 9, 2009 as described in the "Compensation Discussion and Analysis" section above. We do not have employment agreements with the other NEOs. Post-termination benefits are discussed in the "Potential Payments Upon Termination or Change in Control" section below.

42 Edwards Lifesciences Corporation | PROXY STATEMENT

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Grants of Plan-Based Awards in Fiscal Year 2016

The following table provides certain summary information concerning each grant of an incentive award made to NEOs in 2016 under a compensation plan.

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards(2)				Estimated Future Payouts Under Equity Incentive Plan Awards(4)

Name	Grant Date(1)	Approval Date	Threshold ($)	Target ($)		Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	All Other Stock Awards: Number of Shares of Stock/Units (#)		All Other Option Awards; Number of Securities Underlying Options (#)		Exercise or Base Price of Option Awards ($/Share)	Closing Price on Grant Date ($)	Grant Date Fair Value of Stock and Option Awards ($)(8)
Mr. Mussallem	05/12/2016	05/11/2016		$1,274,000	(3)	$2,548,000						117,500	(6)	$105.59	$105.59	$3,409,180
	05/12/2016	05/11/2016								11,750	(5)					1,240,683
	05/12/2016	05/11/2016						14,675	25,681							1,703,181
Mr. Ullem	05/12/2016	05/11/2016		415,000	(3)	830,000						26,900	(7)	105.59	105.59	851,213
	05/12/2016	05/11/2016								2,925	(5)					308,851
	05/12/2016	05/11/2016						3,675	6,431							426,521
Mr. Bobo	05/12/2016	05/11/2016		420,000	(3)	840,000						26,900	(7)	105.59	105.59	851,213
	05/12/2016	05/11/2016								2,925	(5)					308,851
	05/12/2016	05/11/2016						3,675	6,431							426,521
Ms. Szyman	05/12/2016	05/11/2016		385,000	(3)	770,000						25,200	(7)	105.59	105.59	797,419
	05/12/2016	05/11/2016								2,750	(5)					290,373
	05/12/2016	05/11/2016						3,425	5,993							397,506
Mr. Wood	05/12/2016	05/11/2016		395,000	(3)	790,000						26,100	(7)	105.59	105.59	825,898
	05/12/2016	05/11/2016								2,850	(5)					300,932
	05/12/2016	05/11/2016						3,550	6,212							412,013

(1)
Our practice is to grant equity-based awards on the date of the Board meeting following the Compensation Committee's approval of the grants.

(2)
These are awards payable under the Incentive Plan for 2016. See the discussion on "Annual Cash Incentive Payment" at page 31 for additional information.

(3)
The awards to Mr. Mussallem, Mr. Bobo, Ms. Szyman and Mr. Wood under the Incentive Plan for 2016 were intended to qualify as performance-based compensation so as not to be subject to the $1,000,000 limitation under Section 162(m). See the discussions at page 31 on "Annual Cash Incentive Payment" and on "Incentive Pay Objective" for additional information. The amounts set forth above represent the Incentive Pay Objective anticipated to be paid for performance that meets pre-established objectives, after the exercise of negative discretion by the Compensation Committee.

(4)
These are PBRSUs granted under the Long-Term Stock Program that vest based on a combination of certain length of service and market conditions. The material terms of the PBRSUs are described in the section "Equity Incentive Plan Awards—Performance-Based Restricted Stock Units" below.

(5)
RSUs with respect to shares of common stock are granted under the Long-Term Stock Program. RSUs become vested as to 50% of the total number of units subject to the award on each of the third and fourth anniversaries of the award date and are subject to the executive's continued employment with the Company. The material terms of the RSUs are described in the section "Equity Incentive Plan Awards—Restricted Stock Units" below.

(6)
Options to acquire common stock are granted under the Long-Term Stock Program. Consistent with vesting standards established by the Company for its stock option grants to executives who are retirement-eligible, options vest and become exercisable in 36 equal monthly installments beginning one month after the award date, and are subject to the executive's continued employment with the Company. The material terms of the options are described in the section "Equity Incentive Plan Awards—Stock Options" below.

(7)
Options to acquire common stock are granted under the Long-Term Stock Program. The options vest and become exercisable in four equal annual installments beginning on the first anniversary of the grant date. The material terms of the options are described in the section "Equity Incentive Plan Awards—Stock Options" below.

(8)
The amounts reported in this column reflect the grant-date fair value of the stock award or option award determined under the principles used to calculate the grant-date fair value of equity awards for purposes of our financial statements. For the assumptions and methodologies used to value the awards, see footnote 3 to the "Summary Compensation Table" above.
Edwards Lifesciences Corporation | PROXY STATEMENT 43

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Non-Equity Incentive Plan Awards.     The material terms of the non-equity incentive plan awards reported in the table above are described in the "Compensation Discussion and Analysis" section under the heading, "Elements of Compensation—Annual Cash Incentive Payment."

Equity Incentive Plan Awards.     Each of the equity incentive awards reported in the table above was granted under, and is subject to, the terms of the Long-Term Stock Program. The Compensation Committee administers the Long-Term Stock Program and has authority to interpret the plan provisions and make all required determinations thereunder. Additional terms of the equity incentive awards reported in the table above are described in the "Compensation Discussion and Analysis" section under the heading, "Elements of Compensation—Long-Term Incentive Awards" and in the footnotes accompanying the table above. The terms of the accelerated vesting provisions for equity incentive awards are described in this section and in the section titled "Potential Payments Upon a Termination or Change in Control."

The table above reports awards of stock options granted to our NEOs in 2016. Each option represents a contractual right to receive one share of Company common stock if the option becomes vested and is exercised, subject to payment of the exercise price of the option by the award holder. The terms of each option are summarized in the chart below.

STOCK OPTIONS
Maximum Term (Expiration Date)	Seven years from grant date
Exercise Price Per Share	Fair market value of a share of common stock on the grant date
Vesting Schedule—Regular (all option grants in the chart above awarded to Mr. Bobo, Ms. Szyman, Mr. Ullem and Mr. Wood)	25% annually over four years following the grant date
Vesting Schedule—Retirement-Eligible (awards granted since May 2015 to all retirement-eligible executives, including Mr. Mussallem)	Monthly over 36 months following the grant date
Vesting Schedule—Retirement-Eligible (awards granted before May 2015 to certain retirement-eligible executives, including Mr. Mussallem)	Monthly over 24 months following the grant date
Effect of Change in Control (awards granted before May 2015)	Accelerated vesting upon a change in control of the Company
Effect of Change in Control (awards granted since May 2015)	No automatic acceleration upon a change in control of the Company; accelerated vesting upon a change in control with either (1) a specified termination of employment (a "double-trigger") under the NEO's change-in-control severance agreement, or (2) termination of the awards in connection with the change in control
Effect of Termination of Employment of Retirement-Eligible NEOs (Mr. Mussallem and Mr. Bobo)

•

Unvested options held by the NEO will immediately terminate and be forfeited

•

Vested options held by the NEO will remain exercisable and will terminate on the earlier of five years from termination date or the normal expiration date

Effect of Termination of Employment of Non-Retirement-Eligible NEOs (Ms. Szyman, Mr. Ullem and Mr. Wood)

•

Unvested options held by the NEO will immediately terminate and be forfeited

•

Vested options held by the NEO will remain exercisable and will terminate on the earlier of 90 days from termination date or the normal expiration date

Dividend Rights	No dividend rights

44 Edwards Lifesciences Corporation | PROXY STATEMENT

EXECUTIVE COMPENSATION AND OTHER INFORMATION

The "Grant of Plan-Based Awards in Fiscal Year 2016" table above reports awards of RSUs granted to our NEOs in 2016. Each RSU represents a contractual right to receive one share of our common stock if the time-based vesting requirements applicable to the award are satisfied, as summarized in the chart below.

RESTRICTED STOCK UNITS
Vesting Schedule

•

50% of the total number of units subject to the award on the third and fourth anniversaries of the award date

•

"Inducement" awards granted to Ms. Szyman and Mr. Ullem vest 25% annually over four years

Effect of Change in Control (awards granted before May 2015)	Accelerated vesting upon a change in control of Edwards
Effect of Change in Control (awards granted since May 2015)	No automatic acceleration upon a change in control of Edwards; accelerated vesting upon a change in control with either (1) a specified termination of employment (a "double-trigger") under the NEO's change-in-control severance agreement, or (2) termination of the awards in connection with the change in control
Effect of Termination of Employment of Retirement-Eligible NEOs (including Mr. Mussallem and Mr.Bobo)	• RSUs held by the NEO will vest 25% for each full year of employment from the grant date • Unvested RSUs held by the NEO will immediately terminate and be forfeited
Effect of Termination of Employment of Non-Retirement-Eligible NEOs (including Ms. Szyman, Mr. Ullem and Mr. Wood)	Unvested RSUs held by the NEO will immediately terminate and be forfeited
Dividend Rights	Dividend equivalent units may be paid or credited, either in cash or in actual or phantom shares of common stock, on outstanding RSUs; however, to date we have never paid a dividend on our common stock

The "Grant of Plan-Based Awards in Fiscal Year 2016" table above reports awards of PBRSUs granted to our NEOs in 2016. Each PBRSU represents a contractual right to receive one share of our common stock if the performance-based and time-based vesting requirements applicable to the award are satisfied, as summarized in the chart below.

PERFORMANCE-BASED RESTRICTED STOCK UNITS
Right and Vesting Schedule	Receive 0% to 175% of the target number of shares subject to the award based on TSR measured over a 3-year performance period compared to comparator companies, generally subject to continued employment through the applicable vesting date
TSR Definition	For awards granted in May 2014: the average of the closing price of a share for each trading day during the three months ending on the first day of the performance period compared to the average of the closing price of a share for each trading day during the three months ending on the last day of the performance period
For awards granted in May 2015 and May 2016: the average of the closing price of a share for each trading day during the one month ending on the first day of the performance period compared to the average of the closing price of a share for each trading day during the one month ending on the last day of the performance period
Effect of Change in Control (awards	Upon a change in control:
granted before May 2015)

•

during the performance period, the PBRSUs will accelerate and immediately vest at 100% of the target level, or

•

after the last day of the performance period and prior to the applicable scheduled time-based vesting date, subject to the executive's continued employment, will vest as to the number of units that otherwise would have become vested on the vesting date based on actual performance

Effect of Change in Control (awards granted since May 2015)	No automatic acceleration upon a change in control of Edwards; accelerated vesting upon a change in control with either (1) a specified termination of employment (a "double-trigger") under the NEO's change-in-control severance agreement, or (2) termination of the awards in connection with the change in control
Effect of Termination due to Death, Disability, Retirement or Termination Without "Cause" or for "Good Reason"	Any unvested PBRSUs will remain eligible to vest at the end of the performance period based on actual attainment of the performance goals, and the NEO will receive a pro-rata portion of the shares subject to the award (after giving effect to the performance conditions) based on the NEO's whole months of service during the performance period
Effect of any Other Termination of Employment	Any unvested PBRSUs held by the NEO will terminate and be forfeited
Compensation Committee Determination, Vesting Date	At the meeting of the Compensation Committee in May after the end of the performance period, the Compensation Committee will determine the exact number of shares issuable; payout will be interpolated on a linear basis between the points indicated in the vesting summaries below
Dividend Rights	Dividend equivalent units may be paid or credited, either in cash or in actual or phantom shares of common stock, on outstanding RSUs; however, to date we have never paid a dividend on our common stock

Edwards Lifesciences Corporation | PROXY STATEMENT 45

EXECUTIVE COMPENSATION AND OTHER INFORMATION

PERFORMANCE-BASED RESTRICTED STOCK UNITS
Performance Period	Begins April 30 of the grant year and ends on April 30 in the third year following the grant year
Comparator Companies	S&PHEI Companies on the grant date that are still publicly traded companies on the last day of the performance period

Performance Criteria	Performance Levels	TSR vs Median of S&PHEI Companies	Payout as a Percentage of Target Award
	Maximum	+7.5% points from median	175%
	Target	Median	100%
	Threshold	–7.5% points from median	25%
	No Payout	More than –7.5% points from median	0%

46 Edwards Lifesciences Corporation | PROXY STATEMENT

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Outstanding Equity Awards at 2016 Fiscal Year-End

The following table provides certain summary information concerning outstanding equity awards held by our NEOs as of December 31, 2016, including the vesting schedules for the portions of these awards that had not vested as of that date.

		Option Awards					Stock Awards

Name	Award Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
Mr. Mussallem	05/13/2010	245,300			$25.480	05/12/2017
	05/12/2011	381,400			44.615	05/11/2018
	05/09/2012	332,800			42.725	05/08/2019
	05/14/2013	468,600			35.785	05/13/2020
	05/08/2014	383,200			41.940	05/07/2021
	05/14/2015	100,908	90,292	(3)	65.280	05/13/2022
	05/12/2016	22,846	94,654	(3)	105.590	05/11/2023
	04/03/2013						1,282	(4)	$120,123
	05/08/2014									25,300	(5)	$2,370,610
	05/14/2015						17,600	(4)	1,649,120
	05/14/2015									22,000	(5)	2,061,400
	05/12/2016						11,750	(4)	1,100,975
	05/12/2016									14,675	(5)	1,375,048

Total		1,935,054	184,946				30,632			61,975

Mr. Ullem	02/20/2014	87,518	87,518	(6)	$34.050	02/19/2021
	05/08/2014	40,300	40,300	(6)	41.940	05/07/2021
	05/14/2015	11,050	33,150	(6)	65.280	05/13/2022
	05/12/2016		26,900	(6)	105.590	05/11/2023
	02/20/2014						51,396	(7)	$4,815,805
	05/08/2014									6,000	(5)	$562,200
	07/10/2014						1,136	(4)	106,443
	05/14/2015						4,450	(4)	416,965
	05/14/2015									5,550	(5)	520,035
	05/12/2016						2,925	(4)	274,073
	05/12/2016									3,675	(5)	344,348

Total		138,868	187,868				59,907			15,225

Mr. Bobo	05/13/2010	93,600			$25.480	05/12/2017
	05/12/2011	92,800			44.615	05/11/2018
	05/09/2012	75,600			42.725	05/08/2019
	05/14/2013	71,100	23,700	(6)	35.785	05/13/2020
	05/08/2014	41,900	41,900	(6)	41.940	05/07/2021
	05/14/2015	11,050	33,150	(6)	65.280	05/13/2022
	05/12/2016		26,900	(6)	105.590	05/11/2023
	05/08/2014									6,200	(5)	$580,940
	05/14/2015						4,450	(4)	$416,965
	05/14/2015									5,550	(5)	520,035
	05/12/2016						2,925	(4)	274,073
	05/12/2016									3,675	(5)	344,348

Total		386,050	125,650				7,375			15,425

Ms. Szyman	02/19/2015	7,142	21,428	(6)	$66.860	02/18/2022
	05/14/2015	1,622	4,872	(6)	65.280	05/13/2022
	05/14/2015	10,700	32,100	(6)	65.280	05/13/2022
	05/12/2016		25,200	(6)	105.590	05/11/2023
	02/19/2015						18,510	(7)	$1,734,387
	05/14/2015						4,208	(7)	394,290
	05/14/2015						4,300	(4)	402,910
	05/14/2015									5,350	(5)	$501,295
	05/12/2016						2,750	(4)	257,675
	05/12/2016									3,425	(5)	320,923

Total		19,464	83,600				29,768			8,775

Edwards Lifesciences Corporation | PROXY STATEMENT 47

EXECUTIVE COMPENSATION AND OTHER INFORMATION

		Option Awards					Stock Awards

Name	Award Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
Mr. Wood	05/09/2012	75,600			$42.725	05/08/2019
	05/14/2013	71,100	23,700	(6)	35.785	05/13/2020
	02/20/2014	2,500	2,502	(6)	34.050	02/19/2021
	05/08/2014	40,300	40,300	(6)	41.940	05/07/2021
	05/14/2015	10,700	32,100	(6)	65.280	05/13/2022
	05/12/2016		26,100	(6)	105.590	05/11/2023
	05/08/2014									6,000	(5)	$562,200
	07/10/2014						2,270	(4)	$212,699
	05/14/2015						4,300	(4)	402,910
	05/14/2015									5,350	(5)	501,295
	05/12/2016						2,850	(4)	267,045
	05/12/2016									3,550	(5)	332,635

Total		200,200	124,702				9,420			14,900

(1)
The dollar amounts shown in this column are determined by multiplying the number of shares or units reported in the "Number of Shares or Units of Stock That Have Not Vested" column by $93.70, the closing price of our common stock on the last trading day of 2016.

(2)
Options to acquire common stock granted under the Long-Term Stock Program. Consistent with vesting standards established for executives who were retirement eligible before May 12, 2011, including Mr. Mussallem, options granted prior to May 2015 vest and become exercisable in 24 equal monthly installments beginning one month after the award date, and are subject to the executive's continued employment.

(3)
Options to acquire common stock granted under the Long-Term Stock Program. Consistent with vesting standards established for executives who are retirement eligible, including Mr. Mussallem, options granted since May 2015 vest and become exercisable in 36 equal monthly installments beginning one month after the award date, and are subject to the executive's continued employment.

(4)
RSUs under the Long-Term Stock Program. RSUs become vested as to 50% of the total number of units subject to the award on each of the third and fourth anniversaries of the award date, and are subject to the executive's continued employment.

(5)
Target number of PBRSUs under the Long-Term Stock Program. PBRSUs vest on the third anniversary of the award date, and are subject to the executive's continued employment. The number of shares issuable upon vesting of these PBRSUs will range from 0% to 175% of the target number of shares subject to the award and depend on satisfaction of applicable performance requirements over a three-year performance period.

(6)
Options to acquire common stock granted under the Long-Term Stock Program. The options vest and become exercisable in four equal annual installments beginning on the first anniversary of the award date, and are subject to the executive's continued employment.

(7)
RSUs under the Long-Term Stock Program. "Buyout" RSUs granted in 2014 to Mr. Ullem and "inducement" RSUs granted in 2015 to Ms. Szyman become vested in four equal annual installments beginning on the first anniversary of the award date, and are subject to the executive's continued employment.
48 Edwards Lifesciences Corporation | PROXY STATEMENT

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Option Exercises and Stock Vested in Fiscal Year 2016

The following table sets forth for each of the NEOs the number of shares of our common stock acquired and the value realized on each exercise of stock options during the year ended December 31, 2016. No stock appreciation rights have been granted to the NEOs.

	Option Awards			Stock Awards

Name	Number of Shares Acquired on Exercise(#)		Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting(#)	Value Realized on Vesting ($)(2)
Mr. Mussallem	638,700	(3)	$48,806,448	99,449	$10,206,153
Mr. Ullem	—		—	25,698	2,215,425
Mr. Bobo	60,000	(4)	4,562,167	22,400	2,306,976
Ms. Szyman	—		—	7,572	653,009
Mr. Wood	92,800	(5)	5,458,713	22,400	2,306,976

(1)
The dollar amounts shown in the "Value Realized on Exercise" column are determined by multiplying (i) the number of shares of our common stock to which the exercise of the option related, by (ii) the difference between the per-share closing price of our common stock on the date of exercise and the exercise price of the options.

(2)
The dollar amounts shown in the "Value Realized on Vesting" column are determined by multiplying (i) the number of shares or units, as applicable, that vested, by (ii) the per-share closing market price of our common stock on the day prior to vesting.

(3)
All 638,700 options exercised by Mr. Mussallem were exercised pursuant to a pre-arranged stock trading plan established under Rule 10b5-1 of the Exchange Act (a "Rule 10b5-1 Plan").

(4)
All 60,000 options exercised by Mr. Bobo were exercised pursuant to a Rule 10b5-1 Plan.

(5)
All 92,800 options exercised by Mr. Wood were exercised pursuant to a Rule 10b5-1 Plan.

Nonqualified Deferred Compensation Plans

      Executive Deferred Compensation Plan.     The following table sets forth information relating to our nonqualified deferred compensation plan ("EDCP"), for 2016 for the NEOs.

Name	Executive Contributions in Last Fiscal Year ($)(1)	Registrant Contributions in Last Fiscal Year ($)(2)	Aggregate Earnings in Last Fiscal Year ($)(3)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year-End ($)
Mr. Mussallem	$195,351	$111,315	$28,074	—	$3,501,608
Mr. Ullem	—	—	—	—	—
Mr. Bobo	268,155	12,961	12,491	—	3,589,389
Ms. Szyman	261,197	34,215	26,078	—	616,734
Mr. Wood	60,542	40,362	11,798	—	428,788

(1)
Executive contributions for 2016 are included in the "Salary" column of the "Summary Compensation Table" above.

(2)
Company contributions for 2016 are included in the "All Other Compensation" column of the "Summary Compensation Table" above.

(3)
"Earnings" is defined to reflect the difference in the account balance between the beginning and end of the year, less any executive or Company contributions and any amounts withdrawn or distributed. Earnings include realized and unrealized gains and losses, capital gains and losses, and dividends paid.

The EDCP provides the NEOs and certain other employees with the opportunity to defer specified percentages (up to 25%) of their cash compensation and receive matching employer contributions that could not be deferred or contributed to the 401(k) because of the limitations under such plan imposed by the Code. The EDCP also permits the participants to defer up to 100% of their annual cash incentive bonus and an additional 55% of their base pay, but we do not match the employee contribution above 25%. Participants may elect deferred amounts to be paid in the form of either a lump sum or in up to 15 annual installments either upon separation from service, a specified date or death. Deferrals are credited with gains or losses based on the performance of one or more investment alternatives selected by the participant from among investment funds chosen by the Compensation Committee or its delegate. Investment elections made for each plan year may not be revoked, changed or modified except as permitted under the EDCP, and subject to applicable law. No actual investments will be held in the participants' accounts and participants will at all times remain general unsecured creditors of the Company with respect to their account balances.

Edwards Lifesciences Corporation | PROXY STATEMENT 49

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Potential Payments Upon Termination or Change in Control

Included below is a summary of the material terms and conditions of the only agreements we have entered into with our NEOs that provide for certain payments and benefits in connection with a termination of their employment, other than benefits that are part of employee benefit plans that apply on the same terms to all salaried employees. Also described below are the terms of the Long-Term Stock Program with respect to outstanding equity awards in the event of a change in control of the Company.

      Change-in-Control Severance Agreements.     We have entered into change-in-control severance agreements with each of the NEOs and certain other executives. The change-in-control severance agreements entered into with Messrs. Mussallem, Bobo and Wood were subject to an initial term ending December 31, 2013, and the change-in-control severance agreements entered into with Ms. Szyman and Mr. Ullem were subject to initial terms ending December 31, 2015 and December 31, 2014, respectively. The change-in-control severance agreements are subject to automatic one-year extensions each year unless we provide notice that the agreement will not be extended. Under the terms of the change-in-control severance agreement, each executive is entitled to receive certain severance payments if, at any time during the period commencing six months prior to and ending on the date that is 24 months following a change in control, the executive incurs a "qualifying termination" of employment. For these purposes, a "qualifying termination" means (i) the executive is involuntarily terminated by us without cause; or (ii) the executive voluntarily terminates employment for good reason.

For purposes of the change-in-control severance agreements, "cause" generally includes (1) certain willful and deliberate material breaches by the executive of the executive's duties and responsibilities that are not timely remedied; (2) the executive engaging in conduct that is willfully, demonstrably and materially injurious to the Company that is not timely remedied; or (3) the executive being convicted of, or pleading guilty or nolo contendere to, a felony that adversely affects the reputation of the executive or the Company.

For the NEOs other than Mr. Mussallem, "good reason" generally includes (1) a material change of the executive's responsibilities or status or the assignment of the executive to duties materially inconsistent with such responsibilities or status; (2) a relocation in excess of 50 miles of the executive's principal job location; (3) a reduction of the executive's base salary, incentive plans or benefits; (4) our failure to require any successor company to assume the obligations under the agreement; or (5) a material breach by the Company of the material terms of the agreement. For Mr. Mussallem, "good reason" generally has the same meaning described above, except that the definition also includes that following a change in control (1) Mr. Mussallem is no longer a member of the Board or fails to be nominated for reelection to the Board; or (2) Mr. Mussallem and the Company (or any successor company) have not mutually agreed (within five business days following a change in control) on the terms and conditions of his continued employment.

In the event of a qualifying termination, the executive would be entitled to receive a lump sum payment equal to the sum of (1) two times (three times in the case of Mr. Mussallem) the annual base salary as of the time of termination (or during the 12 months preceding the change in control, if higher); (2) two times (three times in the case of Mr. Mussallem) the Incentive Pay Objective for the year of termination (or the dollar amount of the actual bonus paid in the preceding year, if higher); (3) a pro-rated bonus for the year of termination; (4) all then-outstanding and unvested long-term incentive awards would generally be subject to accelerated vesting; and (5) continued participation in our medical and dental plans for three years following termination of employment. In addition, the executive would be entitled to reasonable outplacement services. If any such payments or benefits would constitute a parachute payment under Section 280G of the Code, then such payments and benefits would be reduced to the extent necessary to assure that the executive receives only the greater of (1) the amount of the payments which would not constitute a parachute payment, or (2) the amount which yields the greatest after-tax benefit after taking into account any excise taxes imposed under Section 4999 of the Code. The change-in-control severance agreements do not provide for tax gross-up payments. Receipt of these severance benefits is conditioned upon the executive executing and not revoking a general release of any claims in favor of the Company.

50 Edwards Lifesciences Corporation | PROXY STATEMENT

EXECUTIVE COMPENSATION AND OTHER INFORMATION

The change-in-control severance agreements for the NEOs other than Mr. Mussallem provide that, in the event the executive is entitled to benefits under our Severance Pay Plan (the "Severance Plan"), which is described below, and the executive also has a qualifying termination under the change-in-control severance agreement, the executive will be entitled to the benefits under the change-in-control severance agreement only, and installment payments under the Severance Plan will immediately terminate without offset or reduction for any benefits already received under the Severance Plan. In the event Mr. Mussallem becomes entitled to the benefits under his change-in-control severance agreement following the time at which he became entitled to certain severance benefits under the terms of his employment agreement (which is described below), any then-remaining severance benefits under his employment agreement will immediately terminate and he will only be entitled to benefits under his change-in-control severance agreement, and the amount of certain severance benefits payable under his change-in-control severance agreement will be reduced by the amount of the severance benefits previously paid under his employment agreement.

      Employment Agreement with CEO.     On March 9, 2009, the Company entered into an amended and restated employment agreement with Mr. Mussallem pursuant to which he is eligible to receive benefits in connection with certain termination circumstances. If Mr. Mussallem's employment is terminated without cause, we will pay him the sum of (1) two times his highest base salary in the preceding 12 months; (2) the higher of one times his maximum target bonus for the year of termination, or two times the actual bonus paid in the preceding year; (3) a pro-rated bonus for the year of termination; and (4) an amount equal to the cost of continued medical and dental coverage for up to 24 months. Mr. Mussallem will not be entitled to receive any such payments if he receives payments under his change-in-control severance agreement and, as described above, any severance benefits Mr. Mussallem may receive under his change-in-control severance agreement will be offset by any benefits he received under his employment agreement. For purposes of Mr. Mussallem's employment agreement, "cause" generally includes (1) the executive willfully engaging in conduct that is demonstrably and materially injurious to the Company; or (2) the executive's conviction of a felony.

If Mr. Mussallem's employment is terminated due to retirement, disability or death, he will receive his pro-rated bonus for the year of termination and additional benefits as determined in accordance with our benefit plans.

For a period of 24 months following his termination of employment, Mr. Mussallem may not employ or solicit for employment any of our employees or consultants.

      Severance Pay Plan.     We maintain the Severance Plan, under which the NEOs (other than Mr. Mussallem) and certain other employees are eligible to receive severance benefits in connection with a termination of the individual's employment due to elimination of his or her position or a reduction in the size of our workforce. Benefits paid to an NEO (other than Mr. Mussallem) under the Severance Plan consist of cash severance equal to one and one-half times the executive's "monthly compensation" (as defined in the Severance Plan), plus 4% of the monthly compensation multiplied by the number of whole months of service completed as of the date of termination. In no event will this cash severance exceed two times the annual compensation received in the preceding 12 months. See "Change-in-Control Severance Agreements" section above for a description of the treatment of Severance Plan benefits if an NEO is also entitled to severance benefits under the change-in-control severance agreement.

      Acceleration of Equity Awards.     Pursuant to the terms of the Long-Term Stock Program applicable to awards granted prior to May 2015, in the event of a change in control of the Company, all outstanding stock options, restricted stock, RSUs and PBRSUs held by all employees (including the NEOs) will vest in full. This provision was amended as to awards granted since May 2015 such that both a change in control and a specified termination of employment (a "double-trigger") are required, or the awards must be terminated in the change-in-control transaction, in order for vesting of the awards to accelerate in connection with the change-in-control transaction.

      Estimated Payments.     The following tables set forth the estimated payments and benefits that would have been payable to the NEOs under the terms of their agreements as described above had their employment been terminated on December 31, 2016 under the termination circumstances indicated below. Unless otherwise noted, all cash payments would be made in a lump sum and would be paid by us or our successor. The amounts set forth in these tables represent estimates and forward-looking information that is subject to substantial variation based on the timing of the applicable triggering event. We caution the reader to consider these limitations in reviewing the following tables.

Edwards Lifesciences Corporation | PROXY STATEMENT 51

EXECUTIVE COMPENSATION AND OTHER INFORMATION

For purposes of estimating the amount of payments and benefits payable as a result of a termination of the executive's employment following a change in control, we have made the following assumptions where applicable:

•
the change in control occurred on December 31, 2016;

•
the stock price was $93.70 per share, which was the closing price of our common stock on December 30, 2016;

•
all NEOs were terminated on the date of the change in control; and

•
the NEOs received continued participation in our medical and dental plans for three years following termination of employment.

We have also assumed that outstanding and unvested stock options and RSUs held by the executive accelerated and became vested (to the extent required in the circumstances) on the applicable event. If the awards were accelerated in connection with a change in control pursuant to which the awards were to be terminated, the value of the acceleration would be the same as the applicable value indicated below for "Qualifying Termination in Connection with a Change in Control" assuming that the change in control occurred on December 31, 2016. In these circumstances, there would be no additional value for the accelerated vesting of the awards in connection with a termination of employment if the awards had previously accelerated because of the change in control.

Executive Benefits and Payments upon Termination: Mr. Mussallem

	Qualifying Termination in Connection with a Change in Control(1)	Termination Due to Retirement(2)	Termination Due to Disability or Death(2)	Involuntary Termination by the Company Without Cause(2)
Salary Severance	$2,940,000	—	—	$1,960,000
Bonus Severance	6,224,400	—	—	4,149,600
Pro Rata Bonus – 2016	1,274,000	$1,274,000	$1,274,000	1,274,000
Stock Option Acceleration	2,566,010	—	2,566,010	—
Restricted Stock Unit Acceleration	2,397,877	472,341	2,397,877	—
Performance-Based Stock Unit Acceleration	5,807,058	3,557,997	3,557,997	3,557,997
Medical and Dental Coverage Continuation(2)	20,917	—	—	13,945
Outplacement	50,000	—	—	—

Total	$21,280,262	$5,304,338	$9,795,884	$10,955,542

(1)
Pursuant to the terms of Mr. Mussallem's change-in-control severance agreement. Mr. Mussallem's payments and benefits will be reduced to the extent necessary to ensure that he receives only the greater of (1) the amount of the payments which would not constitute a parachute payment, or (2) the amount which yields the executive the greatest after-tax amount of benefits after taking into account any excise taxes imposed on the executive under Section 4999 of the Code. The value of Mr. Mussallem's severance benefits presented in the table assumes that no such reduction in his benefits would be required.

(2)
Pursuant to the terms of Mr. Mussallem's amended and restated employment agreement, and assuming that the termination of employment is not in connection with a change in control.
52 Edwards Lifesciences Corporation | PROXY STATEMENT

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Executive Benefits and Payments upon Termination: Qualifying Termination in
Connection with a Change in Control(1)

	Mr. Ullem		Mr. Bobo	Ms. Szyman		Mr. Wood
Salary Severance	$1,113,946		$1,121,140	$1,030,000		$1,056,322
Bonus Severance	1,442,000		1,378,650	1,217,650		1,500,000
Pro Rata Bonus – 2016	415,000		420,000	385,000		395,000
Stock Option Acceleration	8,248,500		4,483,453	1,625,816		4,519,980
Restricted Stock Unit Acceleration	5,613,286		691,038	2,789,215		882,654
Performance-Based Stock Unit Acceleration	1,426,583		1,445,323	822,218		1,396,130
Medical and Dental Coverage Continuation	95,921		29,201	95,921		95,921
Outplacement	50,000		50,000	50,000		50,000
Value of Sign-on Bonus	—		—	12,500	(2)	—
Value of Taxable Relocation Costs	—		—	139,790	(3)	—
Cutback	(79,992	)(4)	—	—		—

Total	$18,325,244		$9,618,805	$8,168,110		$9,896,007

(1)
Under the change-in-control severance agreements, payments and benefits will be reduced to the extent necessary to ensure that the executive receives only the greater of (1) the amount of the payments which would not constitute a parachute payment or (2) the amount which yields the executive the greatest after-tax amount of benefits after taking into account any excise taxes imposed on the executive under Section 4999 of the Code.

(2)
A prorated portion of Ms. Szyman's $300,000 signing bonus paid in the form of a credit to her EDCP account is included because this portion will be removed by the Company from the EDCP. The prorated amount equals one month of her bonus because almost 24 months have elapsed since her hire date. If Ms. Szyman were to terminate employment under certain circumstances in her first two years of employment, she would be entitled to retain only a monthly pro-rated portion of the $300,000 signing bonus in her EDCP account. This two-year time period lapsed on January 5, 2017.

(3)
This amount is half of the cash value of Ms. Szyman's relocation benefit, because this amount was no longer subject to recoupment. If Ms. Szyman were to terminate employment under certain circumstances in the first two years of employment, she would be required to repay one-half or all of the relocation benefit (the proration is based on the number of full years of services performed during the two-year period).

(4)
Mr. Ullem's total payments considered "parachute payments" under Section 280G of the Code were, in this hypothetical termination scenario, estimated to have been greater than three times his "base amount" calculated under Section 280G of the Code. As described above, Mr. Ullem is subject to a best net after-tax provision under his change-in-control severance agreement under which such payments and benefits would be reduced to the extent necessary to assure that Mr. Ullem receives only the greater of (1) the amount of the payments which would not constitute a parachute payment, or (2) the amount which yields the greatest after tax benefit after taking into account any excise taxes imposed under Section 4999 of the Code. It is estimated that, in this scenario, Mr. Ullem's benefits would have been reduced by $79,992 to avoid the application of Section 4999 of the Code.

Executive Benefits and Payments upon Termination:
Not in Connection with a Change in Control

	Mr. Ullem	Mr. Bobo	Ms. Szyman	Mr. Wood
Cash Severance(1)	$134,602	$544,687	$103,858	$729,742

(1)
Pursuant to the terms of the Severance Plan, and assuming that the termination of employment is not in connection with a change in control of the Company. Ms. Szyman's obligation to repay any relocation benefit terminated on January 5, 2017.
Edwards Lifesciences Corporation | PROXY STATEMENT 53

PROPOSAL 2 – ADVISORY VOTE TO APPROVE FREQUENCY OF NAMED EXECUTIVE OFFICER COMPENSATION VOTES

As described in Proposal 3 below, our stockholders are being provided the opportunity to cast an advisory vote on the NEO compensation (referred to as a "say-on-pay" vote) every year.

In 2011, our stockholders had the opportunity to cast an advisory vote on how often we should include a say-on-pay vote in the Proxy Materials for our annual meetings of stockholders or special stockholder meetings for which we must include executive compensation information in the proxy statement for that meeting (referred to as a "say-on-pay frequency vote"). At our 2011 annual meeting, stockholders voted to have the say-on-pay vote every year. The Board accepted the stockholders' preference and implemented annual say-on-pay advisory votes.

Under SEC rules, we are required to hold a new say-on-pay frequency vote at least every six years. Accordingly, this Proposal 2 affords our stockholders the opportunity to cast an advisory vote on how often we should include a say-on-pay frequency vote in the proxy materials for future annual or special stockholders meetings, as applicable. Under this Proposal 2, our stockholders may vote to have future advisory votes on executive compensation every year, every two years, every three years, or abstain from voting.

We believe that advisory votes on executive compensation should be conducted every year so that our stockholders may annually express their views on our executive compensation program. Over the past six years, stockholders have come to expect, and are accustomed to having, the opportunity to review and vote on executive compensation every year. Also, if investors do have concerns about the Corporation's executive compensation program, it can be a benefit to allow them to express those concerns through the annual say-on-pay vote.

Like the say-on-pay vote, this say-on-pay frequency vote is advisory and will not be binding on the Company, the Compensation Committee or the Board. However, the Board and the Compensation Committee value the opinions expressed by our stockholders and will take the outcome of this vote into account when determining the frequency of future say-on-pay votes.

It is expected that the next vote on a say-on-pay frequency proposal will occur at the 2023 annual meeting of stockholders.

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE TO HOLD FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION EVERY ONE YEAR.

54 Edwards Lifesciences Corporation | PROXY STATEMENT

PROPOSAL 3 – ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

In accordance with Section 14A of the Exchange Act and the related rules of the SEC, we are providing our stockholders with the opportunity to vote, on an advisory, non-binding basis, on the executive compensation of our NEOs as disclosed in this Proxy Statement (including in the compensation tables and narratives accompanying those tables as well as in the "Compensation Discussion and Analysis").

As described more fully in the "Compensation Discussion and Analysis," our executive compensation programs are designed to attract, retain, motivate, and engage executives with superior leadership and management capabilities. High-caliber talent is critical to our success and we strive to provide compensation that is competitive. Our strong "pay for performance" culture is reflected in the following:

•
A significant portion of executive compensation is performance based;

•
Our performance goals consist of a mix of company-wide financial and operating and strategic measures as well as personal objectives designed to further the Company's annual and long-term business performance; and

•
We strive to align the interests of our executives with the interests of our stockholders, with a significant portion of executive compensation being in the form of equity awards with a value dependent upon our stock price.

The Compensation Committee periodically reviews our executive officer compensation programs to ensure that they achieve the desired goals.

We urge stockholders to read the "Compensation Discussion and Analysis" beginning on page 24 of the Proxy Statement, which describes in more detail how our executive compensation policies and procedures are designed and operate to achieve our compensation and strategic objectives, as well as the "Summary Compensation Table" and other related compensation tables and narrative appearing on pages 41 through 53. The Compensation Committee and the Board believe that the policies, procedures, and compensation programs described in these sections have contributed to the Company's long-term performance.

In the advisory vote at our 2016 annual meeting, approximately 96% of the votes cast by our stockholders supported our executive compensation policies and procedures.

Even though we have regularly received strong support for our executive pay practices, the Compensation Committee continues to engage in periodic reviews of our executive compensation and benefits programs and makes changes as appropriate to reflect our compensation philosophy and objectives, and to take into account stockholder feedback.

In 2016, our financial and operating performances were strong. We achieved significant growth and exceeded our financial goals, including non-GAAP revenue, net income and free cash flow, the three measures of achievement under our annual cash incentive plan. Reflecting our performance for the year, prior to taking into account individual performance, our annual incentive plan for corporate employees funded at 159% of target. After taking into account individual performance, payouts for the NEOs ranged from 156% to 191% of their Incentive Pay Objectives.

Another indicator of our pay for performance culture is the relationship of the CEO's total direct compensation to total stockholder return. Over the past five years, on average, 88% of the CEO's total direct compensation is performance based, and 73% has been tied to the performance of Edwards' stock. Our stock price has increased 165% over the past five years, 185% over the past three years, and 19% over the past year.

We are asking our stockholders to indicate their support for our NEO compensation programs as described in the Proxy Statement. This proposal, commonly known as a "say-on-pay" proposal, gives our stockholders the opportunity to express their views on our NEOs' compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and the philosophy, policies and practices described in the Proxy Statement.

Edwards Lifesciences Corporation | PROXY STATEMENT 55

PROPOSAL 3 – ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

Accordingly, we ask our stockholders to vote "FOR" the following resolution at the Annual Meeting:

  "RESOLVED, that the Company's stockholders approve, on an advisory basis, the compensation of the NEOs, as disclosed in the Company's Proxy Statement for the 2017 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the Summary Compensation Table and the other related tables and disclosure included in the Proxy Statement."

The say-on-pay vote is advisory, and therefore not binding on the Company, the Compensation Committee or the Board, and it will not be construed as overriding a decision by the Company, the Compensation Committee or the Board, or creating or implying any additional fiduciary duty. However, the Board and our Compensation Committee value the opinions of our stockholders and will consider the voting results when making future decisions regarding executive compensation.

Our current policy is to provide our stockholders with an opportunity to approve the compensation of the NEOs each year at the annual meeting. As described in Proposal 2, we are asking stockholders to cast an advisory vote on how often we should include a say-on-pay proposal in the Proxy Materials and our Board is recommending that we continue with the current policy of holding a say-on-pay vote every year. Accordingly, if stockholders approve every ONE YEAR as the preferred frequency option in Proposal 2, it is expected that the next vote on executive compensation will occur at the 2018 annual meeting.

THE BOARD RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE COMPENSATION OF OUR NEOS, AS DESCRIBED IN THE PROXY STATEMENT.

56 Edwards Lifesciences Corporation | PROXY STATEMENT

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth, for each of our four equity compensation plans, which include the Long-Term Stock Program, the Nonemployee Directors Program, the 2001 Employee Stock Purchase Plan for United States Employees (the "U.S. ESPP") and the 2001 Employee Stock Purchase Plan for International Employees (the "International ESPP"), the number of shares of our common stock subject to outstanding awards, the weighted average exercise price of outstanding options, and the number of shares remaining available for future award grants as of December 31, 2016. These plans have each been approved by our stockholders.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		Weighted Average Exercise Price of Outstanding Options, Warrants and Rights(1)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans(2)
Equity compensation plans approved by stockholders	11,385,052	(3)	$49.82	12,286,143	(4)
Equity compensation plans not approved by stockholders	—		—	—

(1)
The weighted average exercise price is calculated without taking into account 1,396,243 shares of common stock subject to outstanding RSUs that will become issuable as those units vest, without any cash consideration or other payment required for such shares.

(2)
The amounts indicated in this column exclude securities listed in the column titled "Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights."

(3)
This amount includes 1,167,959 shares of common stock subject to RSU awards that will entitle the holder to one share of our common stock for each such unit that vests over the holder's period of continued service, 185,600 shares subject to PBRSUs granted to executives (at the targeted level of performance; actual payout could range from 0% to 175% of the targeted level based on relative total stockholder return) and 42,684 PBRSUs granted to non-executive employees (at targeted level of performance; actual payout could be either 0% or 100% of the targeted level based on performance against applicable goals).

(4)
As of December 31, 2016, the following number of shares of common stock remain available for future issuance under equity compensation programs approved by our stockholders: (a) Long-Term Stock Program (prior to the additional 1,400,000 shares that will be available under the plan if our stockholders approve Proposal 4) – 10,146,715; (b) Nonemployee Directors Program – 815,432; (c) U.S. ESPP (prior to the additional 1,500,000 shares that will be available under the plan if our stockholders approve Proposal 5) – 655,703 and (d) the International ESPP – 668,293.
Edwards Lifesciences Corporation | PROXY STATEMENT 57

PROPOSAL 4 – AMENDMENT AND RESTATEMENT OF THE LONG-TERM STOCK PROGRAM

THE BOARD RECOMMENDS A VOTE "FOR" THE AMENDMENT AND RESTATEMENT
OF THE LONG-TERM STOCK PROGRAM.

The Company is requesting that stockholders approve an increase in the number of shares available for issuance under the Long-Term Stock Program by 1,400,000 shares. We encourage stockholders to consider the detailed information provided and the following summarized factors when evaluating this Proposal 4:

FACTORS TO CONSIDER

✓ Our philosophy is to promote an ownership culture among our employees.
✓ We believe that stock ownership aligns the interests of employees more closely with those of our stockholders.
✓ Long-term incentive awards are critical in our pay-for-performance compensation structure.
✓ We have adopted robust stock ownership guidelines for executive officers and directors.
✓ Awards are granted to a limited number of employees who are key contributors to our success and whose performance influences the long-term results of the Company.

✓

A significant portion of the Company's overhang is attributed to a large population of employees who have long-held stock options, which we believe reflects employees' confidence in the Company's future prospects.

✓ We have a low annual burn rate.
✓ We have been an active repurchaser of our shares.
✓ Awards granted starting in 2015 vest in at least three years, absent special circumstances.
✓ Equity awards have "double-trigger" vesting in the event of a change in control, unless awards are terminated.

The Board has approved an amendment and restatement of the Long-Term Stock Program, which subject to stockholder approval, contains the following amendment:

•
Increase in Aggregate Share Limit.    The proposed amendment and restatement would increase the aggregate number of shares of our common stock available for issuance under the Long-Term Stock Program by an additional 1,400,000 shares. It would also place a limit on the number of shares that may be delivered pursuant to "incentive stock options" granted under the Long-Term Stock Program equal to 109,200,000 shares. For purposes of clarity, any shares that are delivered pursuant to incentive stock options also count against (and are not in addition to) the aggregate share limit described above.

The Board and the Compensation Committee believe that stockholders' support of this proposal will enable us to continue to attract and retain the highest caliber of employees within our industry, link incentive awards to our performance, encourage employee stock ownership and more closely align the interests of employees with those of our stockholders. While our compensation strategy has been formulated for the long-term, we provide stockholders the annual opportunity to evaluate and vote on share increases to the Long-Term Stock Program. The Compensation

Committee anticipates that the 1,400,000 additional shares requested (together with the shares available for new award grants under the Long-Term Stock Program on the date of the Annual Meeting) will give us flexibility to continue providing competitive long-term incentives to eligible employees as part of our equity-based compensation strategy.

We believe that the long-term component of our incentive compensation program should be aligned with stockholders and strongly prefer the attributes of stock-based incentives. If stockholder approval for this proposal is not obtained, the number of shares reserved under the Long-Term Stock Program will not be increased, and we may be unable to fully implement the long-term incentive component of our compensation program. Without the ability to use stock, we would be required to replace stock compensation with the equivalent in cash incentives in order to maintain a competitive compensation program. We believe that cash incentive programs generally offer less of an opportunity to link management compensation directly to stockholder interests. In years when performance targets are exceeded, the use of cash incentive programs could greatly impact the Company's net income. We will continue to have the authority to grant awards under the Long-Term Stock Program, within the existing Long-Term Stock Program limits and other plan terms, if our stockholders do not approve this Proposal 4.

58 Edwards Lifesciences Corporation | PROXY STATEMENT

PROPOSAL 4 – AMENDMENT AND RESTATEMENT OF THE LONG-TERM STOCK PROGRAM

The Company encourages stockholders to consider the following factors that support this request:

•
The Company grants long-term incentive awards (stock options and RSUs) to a limited number of employees who are considered key contributors to our success and whose performance most directly influences the long-term results of the Company. This strategy has allowed the Company to achieve a low burn rate while providing what we believe to be adequate incentives for our key employees.

	2013	2014	2015	2016
Annual Burn Rate(1)	1.4%	1.2%	0.87%	0.48%

(1) Burn Rate =	Shares subject to awards granted less shares subject to awards cancelled Shares outstanding as of year end

The 1,400,000 shares requested in this proposal represent 0.66% of our outstanding shares at December 31, 2016.

The total number of shares of our common stock subject to awards granted under the Long-Term Stock Program over the last three years, and through February 28, 2017, are as follows:

	2014	2015		2016	2017 Through February 28
Stock Options	1,372,424	1,732,778		983,417	23,450
RSUs	270,826	381,218		237,197	26,809
PBRSUs(1)	38,750	110,584	(2)	46,200	12,542	(3)

Total	1,682,000	2,224,580		1,266,814	62,801

(1)
The number of shares granted is based on the targeted level of performance. Actual payouts to executives could range from 0% to 175% of these targets based on relative total stockholder return.

(2)
67,900 PBRSUs granted to executives (at the targeted level of performance; actual payout could range from 0% to 175% of the targeted level based on relative total stockholder return) and 42,684 PBRSUs granted to non-executive employees (at targeted level of performance; actual payout could be either 0% or 100% of the targeted level based on performance against applicable goals).

(3)
Granted to non-executive employees.
•
Each year since 2008, we have actively repurchased shares of our common stock through various stock repurchase programs. The Board has approved stock repurchase programs authorizing us to purchase our common stock on the open market, including pursuant to a Rule 10b5-1 plan and in privately negotiated transactions. As of December 31, 2016, we had remaining authority to purchase $1,031 million of common stock.

To help assess the potential dilutive impact of the Long-Term Stock Program proposal, the number of shares of our common stock issued and outstanding in each of the last four fiscal years is as follows:

	2013	2014	2015	2016
Shares Outstanding at Fiscal Year End (in millions)	218.5	215.5	215.4	211.6

On February 28, 2017, the Company had 211,246,603 shares of common stock outstanding.

•
When employees hold "in-the-money" stock options for a long time it can artificially skew the overhang, or the percentage of outstanding shares represented by all stock incentives awarded and those available for future awards under all plans. A significant portion of the Company's overhang is attributed to a large population of employees who have held stock options, which we believe reflects employees' confidence in our future prospects.

The following table provides additional information on employee stock options outstanding as of February 28, 2017.

	Total Options Outstanding	Weighted Average Exercise Price	Weighted Average Remaining Years of Contractual Life
Total vested options outstanding	6,294,020	$41.77	2.78
Total options outstanding	9,559,670	$50.46	3.54

Edwards Lifesciences Corporation | PROXY STATEMENT 59

PROPOSAL 4 – AMENDMENT AND RESTATEMENT OF THE LONG-TERM STOCK PROGRAM

•
As of February 28, 2017, a total of 10,875,854 shares were subject to outstanding options and stock awards under the Long-Term Stock Program. These included 9,559,670 shares subject to outstanding options, 1,089,586 shares subject to outstanding RSUs, 185,600 shares subject to PBRSUs granted to executives (at the targeted level of performance; actual payout could range from 0% to 175% of the targeted level based on relative total stockholder return) and 40,998 shares subject to outstanding PBRSUs granted to non-executive employees (at targeted level of performance; actual payout could be either 0% or 100% of the targeted level based on performance against applicable goals). As of that date, a total of 10,192,766 shares were available for new award grants under the Long-Term Stock Program.

We are committed to maintaining strong corporate governance practices and note the following important factors that pertain to our Long-Term Stock Program and our long-term equity compensation practices:

•
The Company has adopted stock ownership guidelines and a holding requirement for its executive officers to create additional owner commitment and to emphasize stockholder value creation. (See "Executive Compensation and Other Information—Compensation Discussion and Analysis—Stock Ownership Guidelines and Holding Requirement.") All NEOs have met their ownership targets;

•
The Long-Term Stock Program is a component of total executive direct compensation (base salary plus target annual cash incentive plus grant date fair value of equity awards), which is generally positioned to approximate the median for comparable positions at competitive peer companies (See "Executive Compensation and Other Information—Compensation Discussion and Analysis—Compensation Process.");

•
The maximum term of options is seven years;

•
Awards generally have a minimum vesting period of three years;

•
In 2016, we awarded PBRSUs to the NEOs that require achievement of performance goals based on relative TSR over a three-year performance period;
•
We do not have any program, plan or practice to time option grants in coordination with the release of material information. (See "Executive Compensation and Other Information—Compensation Discussion and Analysis—Market Timing of Equity Awards");

•
Our practice is to grant equity awards to the NEOs each year at our May Board meeting, in conjunction with the annual meeting;

•
We have never engaged in a repricing of stock options, and our Long-Term Stock Program would require stockholder approval for any repricing actions; and

•
Our current practice is to provide our stockholders the opportunity to evaluate and vote annually on share increases to the Long-Term Stock Program.

The principal terms of the Long-Term Stock Program are summarized below. The following summary is qualified in its entirety by the full text of the Long-Term Stock Program, which has been filed as Appendix A to the Proxy Statement.

Administration.     The Long-Term Stock Program is administered by the Compensation Committee. The Compensation Committee may, and has, delegated authority to the CEO to grant rights in, or options to purchase, shares of our common stock to eligible employees who are not executive officers. The Compensation Committee has broad authority under the Long-Term Stock Program including the authority to select participants and determine awards, establish terms and conditions of awards, make certain adjustments to awards and construe and interpret the program.

Eligibility.     Only employees and independent contractors providing services to the Company or its subsidiaries are eligible to participate in the Long-Term Stock Program. As of February 28, 2017, approximately 11,647 employees (including eight executive officers) were eligible to participate in the Long-Term Stock Program (1,794 hold equity awarded under the Long-Term Stock Program as of that date). The nonemployee directors of the Company are not eligible to participate in the Long-Term Stock Program; however, they are eligible to receive equity awards under the Nonemployee Directors Program as described on page 17 of the Proxy Statement.

60 Edwards Lifesciences Corporation | PROXY STATEMENT

PROPOSAL 4 – AMENDMENT AND RESTATEMENT OF THE LONG-TERM STOCK PROGRAM

Share Reserve.     Subject to adjustment for certain changes in the Company's capitalization or other events referred to under "Adjustments in Authorized Shares" below, and subject to approval of this Proposal 4 by stockholders, a total of 109,200,000 shares of our common stock will have been authorized for issuance under the Long-Term Stock Program, (including the 1,400,000 shares that are the subject of this Proposal 4). In general, shares subject to outstanding options or other awards under the Long-Term Stock Program that expire or otherwise terminate prior to the issuance of the shares subject to those options or awards will be available for subsequent issuance under the Long-Term Stock Program. Unvested shares issued under the Long-Term Stock Program and subsequently forfeited to or reacquired by the Company will be added back to the number of shares reserved for issuance under the Long-Term Stock Program and will accordingly be available for subsequent issuance. In addition, shares that are exchanged by a participant or withheld by the Company or one of its subsidiaries as full or partial payment in connection with any restricted stock or RSU award granted under the Long-Term Stock Program, including to satisfy the tax withholding obligations related to any restricted stock or RSU award, will be available for subsequent awards under the Long-Term Stock Program. Shares that are exchanged by a participant or withheld by the Company to pay the exercise price of a stock option granted under the Long-Term Stock Program, as well as any shares exchanged or withheld to satisfy the tax withholding obligations related to any such award, will not be available for reissuance under the Long-Term Stock Program.

Subject to adjustment for certain changes in the Company's capitalization, the proposed amended and restated Long-Term Stock Program that is the subject of this Proposal 4 provides that the maximum number of shares that may be delivered pursuant to options qualified as incentive stock options granted under the Long-Term Stock Program is equal to 109,200,000 shares.

Subject to adjustment for certain changes in the Company's capitalization, not more than 4,000,000 shares in the aggregate may be granted in the form of stock options to any one participant during a fiscal year.

Subject to adjustment for certain changes in the Company's capitalization, not more than 11,200,000 shares in the aggregate may be issued as restricted stock and RSU awards under the Long-Term Stock Program. The Long-Term Stock Program also provides that no more than 800,000 shares may be issued as restricted stock or RSUs to any one participant during a fiscal year. As of February 28, 2017, a total of 3,809,710 shares remained available for issuance as restricted stock or RSUs under the Long-Term Stock Program.

Subject to adjustment for certain changes in the Company's capitalization, the maximum number of shares which may be subject to "Performance-Based Awards" under Article 9 of the Long-Term Stock Program that are granted to any one participant during a fiscal year (in addition to options which are subject to the limit referred to above) is subject to the 800,000 share limit with respect to restricted stock and RSU awards described above.

As of February 28, 2017, 9,559,670 options, 1,089,586 RSUs, 185,600 shares subject to PBRSUs granted to executives (at the targeted level of performance; actual payout could range from 0% to 175% of the targeted level based on relative total stockholder return) and 40,998 PBRSUs granted to non-executive employees (at targeted level of performance; actual payout could be either 0% or 100% of the targeted level based on performance against applicable goals) were outstanding under the Long-Term Stock Program. As of the same date, 80,657,274 shares had been issued pursuant to the exercise of outstanding options, 5,747,415 shares had been issued upon vesting of RSUs, 326,691 shares had been issued upon vesting of PBRSUs, and 10,192,766 shares remained available for future option grants, RSUs, or direct issuance.

Types of Awards.     The following three types of awards may be granted to eligible participants under the Long-Term Stock Program: stock options, restricted stock awards and RSUs.

Stock Options.     Nonqualified and incentive stock options may be granted under the Long-Term Stock Program. The Compensation Committee has the discretion to select eligible participants to receive options, and determine the type, number of shares, exercise price, and other terms of options granted under the Long-Term Stock Program. The Compensation Committee may, and has, delegated authority to the CEO to grant options to eligible employees who are not executive officers. No option may be granted with an exercise price less than the closing price of our common stock on the grant date. The closing price of our common stock as of February 28, 2017 was $94.04 per share.

Edwards Lifesciences Corporation | PROXY STATEMENT 61

PROPOSAL 4 – AMENDMENT AND RESTATEMENT OF THE LONG-TERM STOCK PROGRAM

Restricted Stock and Restricted Stock Units.     Shares of our common stock that have restrictive conditions may be issued under the Long-Term Stock Program to eligible participants. The Compensation Committee has the discretion to select eligible participants to receive restricted stock, and determine the number of shares, purchase price (if any), any conditions of restriction and other terms of restricted stock issued under the Long-Term Stock Program. A plan participant who receives an award of restricted stock will have stockholder rights, including voting and dividend rights, for those shares unless the Compensation Committee determines otherwise.

The Compensation Committee may issue RSUs under the Long-Term Stock Program, which entitle the participant to receive shares of our common stock underlying the units upon attainment of designated performance goals, the satisfaction of specified service requirements or upon the expiration of a designated time period following the vesting of the units. The Compensation Committee has the discretion to select eligible participants to receive RSUs, and to determine the number of shares, any vesting and other terms and conditions of the RSUs. The holders of RSUs will not have any stockholder rights until the underlying shares are actually issued to the holder. However, dividend equivalent units may be paid or credited, either in cash or in actual or phantom shares of our common stock, on outstanding restricted units, subject to such terms and conditions as the Compensation Committee deems appropriate.

Performance-Based Awards.     The Compensation Committee may grant awards that are intended to be performance-based awards within the meaning of Section 162 (m) ("Performance-Based Awards"). Performance-Based Awards are in addition to any of the other types of awards that may be granted (including stock options, which may also qualify as performance-based awards for Section 162(m) purposes). Performance-Based Awards may be in the form of restricted stock or RSUs.

The vesting or payment of Performance-Based Awards (other than stock options) will depend on the absolute or relative performance of the Company on a consolidated, subsidiary, segment, division or business unit basis. The Compensation Committee will establish the criterion or criteria and target(s) on which performance will be measured. The Compensation Committee must establish criteria and targets in advance of applicable deadlines under the Code and while the attainment of the performance targets remains substantially uncertain. The criteria that the Compensation Committee may use for this purpose will include one or more of the following:

•
return measures (including, but not limited to, return on assets, capital, investment, equity or sales);

•
earnings per share;

•
net income (before or after taxes) or operating income;

•
earnings before interest, taxes, depreciation and amortization or operating income before depreciation and amortization;

•
sales or revenue targets;

•
market to book value ratio;

•
cash flow or free cash flow (cash flow from operations less capital expenditures);

•
market share;

•
cost reduction goals;

•
budget comparisons;

•
implementation, completion or progress of projects, processes, products or product lines strategic or critical to the Company's business operations;

•
measures of customer satisfaction;

•
share price (including, but not limited to, growth measures and total stockholder return);

•
working capital;

•
economic value added;

•
percentage of sales generated by new products;

•
progress of research and development projects or milestones;

•
growth in sales of products or product lines;

•
any combination of, or a specified increase in, any of the foregoing; or

•
the formation of joint ventures, research and development collaborations, marketing or customer service collaborations or the completion of other corporate transactions intended to enhance the Company's revenue or profitability or expand the Company's customer base.

The performance measurement period with respect to an award may range from three months to ten years. Performance targets will be adjusted to mitigate the unbudgeted impact of material, unusual or nonrecurring gains and losses, accounting changes or other extraordinary events not foreseen at the time the targets were set, unless the Compensation Committee provides otherwise at the time of establishing the targets.

62 Edwards Lifesciences Corporation | PROXY STATEMENT

PROPOSAL 4 – AMENDMENT AND RESTATEMENT OF THE LONG-TERM STOCK PROGRAM

Before any Performance-Based Award (other than a stock option) is paid, the Compensation Committee must certify that the performance target or targets have been satisfied. The Compensation Committee has discretion to determine the performance target or targets and any other restrictions or other limitations of Performance-Based Awards and may reserve discretion to reduce payments below maximum award limits.

Minimum Vesting Requirements.     Pursuant to the terms of the Long-Term Stock Program, stock options, restricted stock awards and RSUs will become vested over a minimum period of three years measured from the applicable award date. Vesting may occur in one or more installments ratably over the applicable minimum vesting period.

Except for any accelerated vesting required or permitted pursuant to "Acceleration upon Change in Control" below, and except as otherwise provided below, and subject to such additional vesting requirements or conditions as the Compensation Committee may establish with respect to an award, each award granted under the Long-Term Stock Program is subject to the minimum vesting requirements applicable to the award; provided that the Compensation Committee may accelerate or provide in the applicable award agreement for the accelerated vesting of any award in connection with a change in control, the termination of the participant's employment with the Company or service to the Company as a contractor (including a termination due to the participant's death, disability or retirement, but not including a termination for cause), or as consideration or partial consideration for a release by the participant of pending or threatened claims against the Company or a subsidiary or any of their respective officers, directors or other affiliates (regardless of whether the release is given in connection with a termination of employment or service for cause or other circumstances). The Compensation Committee may also accelerate or provide in the applicable award agreement for the accelerated vesting of any award in circumstances not contemplated by the preceding sentence, and/or provide for a vesting schedule that is shorter than the minimum schedule set forth in the applicable sections of the Long-Term Stock Program (or provide for an award to be fully vested at grant notwithstanding the other vesting rules of the Long-Term Stock Program), in such circumstances as the Compensation Committee may deem appropriate; provided, however, that the shares subject to the portion of any such awards that vest earlier than the minimum vesting dates that would be applicable pursuant to the minimum vesting requirements of the applicable sections of the Long-Term Stock Program (or, as to any accelerated vesting, provides for accelerated vesting other than in the circumstances contemplated by the preceding sentence) will not, in the aggregate, exceed 10% of the total number of shares available for award grant purposes under the Long-Term Stock Program.

Stock Awards.     The following table shows the number of options granted under the Long-Term Stock Program between January 1, 2016 and February 28, 2017 to the NEOs and groups indicated. Directors who are not employees of the Company are not eligible to participate in the Long-Term Stock Program (although they are eligible to participate in the Nonemployee Directors Program) and, accordingly, none of our nonemployee directors has received options under the Long-Term Stock Program.

Name and Position	Options Granted (Number of Shares)	Weighted Average Exercise Price
Michael A. Mussallem	117,500	$105.59
Chairman and Chief Executive Officer
Scott B. Ullem	26,900	$105.59
Chief Financial Officer
Donald E. Bobo, Jr.	26,900	$105.59
Corporate Vice President
Catherine M. Szyman	25,200	$105.59
Corporate Vice President
Larry L. Wood	26,100	$105.59
Corporate Vice President
All current executive officers as a group (8 persons)	285,400	$105.59
All nonemployee directors as a group (9 persons)	—	n/a
All employees, including current officers who are not executive officers, as a group (11,639 persons)	721,467	$104.86

Edwards Lifesciences Corporation | PROXY STATEMENT 63

PROPOSAL 4 – AMENDMENT AND RESTATEMENT OF THE LONG-TERM STOCK PROGRAM

The following table sets forth the number of shares of our common stock subject to RSUs awarded under the Long-Term Stock Program between January 1, 2016 and February 28, 2017 to the individuals and groups indicated.

Name and Position	Number of Shares Subject to Restricted Stock Units
Michael A. Mussallem	11,750
Chairman and Chief Executive Officer
Scott B. Ullem	2,925
Chief Financial Officer
Donald E. Bobo, Jr.	2,925
Corporate Vice President
Catherine M. Szyman	2,750
Corporate Vice President
Larry L. Wood	2,850
Corporate Vice President
All current executive officers as a group (8 persons)	30,111
All nonemployee directors as a group (9 persons)	—
All employees, including current officers who are not executive officers, as a group (11,639 persons)	233,895

The following table sets forth the target number of shares of our common stock subject to PBRSUs awarded under the Long-Term Stock Program between January 1, 2016 and February 28, 2017 to the individuals and groups indicated.

Name and Position	Target Number of Shares Subject to PBRSUs
Michael A. Mussallem	14,675
Chairman and Chief Executive Officer
Scott B. Ullem	3,675
Chief Financial Officer
Donald E. Bobo, Jr.	3,675
Corporate Vice President
Catherine M. Szyman	3,425
Corporate Vice President
Larry L. Wood	3,550
Corporate Vice President
All current executive officers as a group (8 persons)	37,075
All nonemployee directors as a group (9 persons)	—
All employees, including current officers who are not executive officers, as a group (11,639 persons)	21,667

64 Edwards Lifesciences Corporation | PROXY STATEMENT

PROPOSAL 4 – AMENDMENT AND RESTATEMENT OF THE LONG-TERM STOCK PROGRAM

Amendment of the Long-Term Stock Program; No Limit on Other Authority.     The Board may alter, amend, suspend or terminate the Long-Term Stock Program at any time, and the Compensation Committee may amend awards previously granted. Stockholder approval will be required for any amendment of the Long-Term Stock Program only to the extent required by applicable law. In addition, and except for adjustments made in connection with changes in the Company's capitalization or other events referred to under "Adjustments in Authorized Shares" below or any repricing that may be approved by our stockholders, the Compensation Committee may not (1) amend an outstanding option for the sole purpose of lowering the exercise price of the option, (2) cancel, exchange or surrender an outstanding option in exchange for cash or other awards for the purpose of repricing the award, or (3) cancel, exchange or surrender an outstanding option for the purposes of reissuing such option at a lower exercise price, without stockholder approval. Further, no termination, amendment or modification of the Long-Term Stock Program or amendment of previously granted awards may adversely affect in any material way a previously granted award, without the consent of the participant holding the award. The ability to grant an award under the Long-Term Stock Program will terminate on February 25, 2026, subject to any extension that may be approved by our stockholders. The Long-Term Stock Program does not limit the authority of the Company, the Board, or the Compensation Committee to grant awards or authorize any other compensation, with or without reference to the Company's common stock, under any other plan or authority.

Acceleration upon Change in Control.     For awards granted prior to May 2015 under the Long-Term Stock Program, upon a change in control (as defined in the Long-Term Stock Program), awards (other than Performance-Based Awards) under the Long-Term Stock Program will immediately become 100% vested and exercisable and any restrictions will immediately lapse. For Performance-Based Awards, and unless otherwise provided in the applicable award agreement, if there is a change in control during the performance period and prior to a termination of the executive's employment, the PBRSUs will automatically become vested as to a pro-rata number of the target number of shares subject to the award based upon the length of time within the applicable performance period which has elapsed prior to the change in control; provided, that if an option, restricted stock award or RSU award granted under the Long-Term Stock Program after May 8, 2002 becomes exercisable or vests only after either (1) a minimum fixed period of employment or service, or (2) the earlier achievement of a performance-related goal, the exercisability or vesting of the award will not automatically accelerate as described above but may accelerate if and to the extent provided in the applicable award agreement. In the event a change in control occurs following the last day of the performance period and prior to the vesting date, subject to the executive's continued employment through such date, the PBRSUs will immediately become vested as to the number of units that otherwise would have become vested as of such date.

For awards granted since May 2015 under the Long-Term Stock Program, awards will become 100% vested and exercisable upon a change in control with either a specified termination of employment, or termination of the awards in connection with the change in control.

Adjustments in Authorized Shares.     In the event of any change in corporate capitalization, such as a stock split, or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Company, any reorganization or any partial or complete liquidation of the Company, adjustments will be made to: (i) the maximum number and class of shares issuable under the Long-Term Stock Program, (ii) the maximum number and class of shares for which options may be granted to a participant per fiscal year, (iii) the maximum number and class of shares for which restricted stock and RSUs may be issued in the aggregate and to any participant per fiscal year, and (iv) the number and class of and price of shares subject to outstanding awards granted under the Long-Term Stock Program. Such adjustments will be made as deemed to be appropriate and equitable by the Compensation Committee, in its sole discretion, to prevent dilution or enlargement of rights.

New Plan Benefits.     No options have been granted, and no direct stock issuances or RSUs have been awarded, on the basis of the 1,400,000 share increase which forms part of this Proposal 4. If the proposed amendment and restatement of the Long-Term Stock Program had been in effect in 2016, we expect that our award grants for 2016 would not have been different from those actually made in that year under the Long-Term Stock Program.

Summary of Federal Income Tax Consequences.     The following summary describes the United States federal income taxation treatment applicable to the Company and the participants who receive awards

Edwards Lifesciences Corporation | PROXY STATEMENT 65

PROPOSAL 4 – AMENDMENT AND RESTATEMENT OF THE LONG-TERM STOCK PROGRAM

under the Long-Term Stock Program. The following summary is not intended to be exhaustive and, among other considerations, does not describe the deferred compensation provisions of Section 409A of the Code to the extent an award is subject to and does not satisfy those rules, nor does it describe state, local, or international tax consequences.

      Option Grants.     Options granted under the Long-Term Stock Program may be either incentive stock options which satisfy the requirements of Section 422 of the Code, or non-statutory options which are not intended to meet such requirements. The federal income tax treatment for the two types of options differs as follows:

      Incentive Options.     No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is recognized for regular tax purposes at the time the option is exercised, although taxable income may arise at that time for alternative minimum tax purposes. The optionee will recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of certain other dispositions. For federal tax purposes, dispositions are divided into two categories: qualifying, and disqualifying. A qualifying disposition occurs if the sale or other disposition is made more than two years after the date the option for the shares involved in such sale or disposition is granted, and more than one year after the date the option is exercised for those shares. If the sale or disposition occurs before these two periods are satisfied, then a disqualifying disposition will result.

Upon a qualifying disposition, the optionee will recognize long-term capital gain in an amount equal to the excess of the amount realized upon the sale or other disposition of the purchased shares over the exercise price paid for the shares. If there is a disqualifying disposition of the shares, then the excess of the fair market value of those shares on the exercise date or (if less) the amount realized upon such sale or disposition over the exercise price paid for the shares will be taxable as ordinary income to the optionee. Any additional gain recognized upon the disposition will be a capital gain.

If the optionee makes a disqualifying disposition of the purchased shares, then the Company will be entitled to an income tax deduction for the taxable year in which such disposition occurs equal to the amount of ordinary income recognized by the optionee as a result of the disposition. The Company will not be entitled to any income tax deduction if the optionee makes a qualifying disposition of the shares.

      Non-Statutory Options.     No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will generally recognize ordinary income in the year in which the option is exercised equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income. The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will generally be allowed for the Company's taxable year in which such ordinary income is recognized by the optionee.

      Restricted Stock.     A recipient of restricted stock will generally recognize ordinary income when his or her shares vest, based on the then-fair market value of the shares. The recipient may, however, elect under Section 83(b) of the Code to include as ordinary income in the year of issuance of the shares the fair market value of the shares at that time. The recipient will be required to satisfy the tax withholding requirements applicable to such income.

The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the recipient. The deduction will be allowed for the taxable year in which such ordinary income is recognized by the recipient.

      Restricted Stock Units.     No taxable income is recognized upon receipt of a RSU. The holder will recognize ordinary income in the year in which the shares subject to that unit are actually issued. The amount of that income will be equal to the fair market value of the shares on the date of issuance. The holder will be required to satisfy the tax withholding requirements applicable to such income. The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the holder. The deduction will, in general, be allowed for the taxable year in which such ordinary income is recognized by the holder.

      Other Tax Considerations.     If an award is accelerated for a "change in control" under the Code, the Company may not be permitted to deduct the portion of the compensation attributable to the acceleration if it exceeds certain threshold limits under the Code (and certain related excise taxes

66 Edwards Lifesciences Corporation | PROXY STATEMENT

PROPOSAL 4 – AMENDMENT AND RESTATEMENT OF THE LONG-TERM STOCK PROGRAM

may be triggered). Furthermore, the aggregate compensation in excess of $1,000,000 attributable to awards that are not "performance-based" within the meaning of Section 162(m) may not be permitted to be deducted in certain circumstances. While the Company may grant awards that qualify (or are intended to qualify) as performance-based compensation within the meaning of Section 162(m), nothing requires that any award qualify under Section 162(m) or otherwise be deductible for tax purposes.

Board Recommendation.     The Board believes that it is in our best interests to enable us to continue to attract and retain the highest caliber of employees within our industry, link incentive awards to performance, encourage employee ownership in the Company and more closely align the interests of employees with those of our stockholders.

All of our executive officers are eligible for awards under the Long-Term Stock Program and thus have a personal interest in the approval of this Proposal 4.

THE BOARD RECOMMENDS A VOTE "FOR" THE AMENDMENT AND RESTATEMENT
OF THE LONG-TERM STOCK PROGRAM.

Edwards Lifesciences Corporation | PROXY STATEMENT 67

PROPOSAL 5 – AMENDMENT AND RESTATEMENT OF THE U.S. ESPP

Increase in Aggregate Share Limit.     The Company is requesting that stockholders approve an increase in the number of shares available for issuance under the U.S. ESPP by 1,500,000 shares. The Board approved an amendment and restatement of the U.S. ESPP on February 23, 2017, which reflects the share increase, subject to stockholder approval of this Proposal 5.

The U.S. ESPP is designed to allow the Company's eligible employees and the eligible employees of the Company's participating parent and subsidiaries (whether now existing or subsequently established) to purchase shares of common stock at periodic intervals through their accumulated payroll deductions.

The following summary describes the principal features of the U.S. ESPP, as amended and restated through February 23, 2017. This summary, however, does not purport to be a complete description of all the provisions of the U.S. ESPP. A copy of the amended and restated U.S. ESPP is attached as Appendix B to this Proxy Statement.

Administration.     The U.S. ESPP is administered by the Compensation Committee. Such committee, as plan administrator, has full authority to adopt administrative rules and procedures and to interpret the provisions of the U.S. ESPP.

Share Reserve.     The number of shares of common stock reserved for issuance over the term of the U.S. ESPP is currently limited to 10,600,000 shares. The authorized share reserve will increase to 12,100,000 shares if the share increase which is the subject of this Proposal 5 is approved at the Annual Meeting.

In the event of a stock split, stock dividend, recapitalization, reclassification or combination of shares, merger, spin-off, or similar event, equitable adjustments will be made to: (i) the maximum number and class of securities issuable under the U.S. ESPP, (ii) the number and class of securities and the market value and price per share in effect under each outstanding purchase right, and (iii) the maximum number of shares purchasable per participant with respect to any offering.

Offerings.     Shares of the Company's common stock will be offered under the U.S. ESPP through a series of successive offerings. Unless the Compensation Committee determines otherwise, a new offering will commence on the first day of each calendar quarter. Each offering commencing prior to July 1, 2007 was of a duration of two years. Each offering commencing on or after July 1, 2007 has a duration of one year unless otherwise determined by the Compensation Committee. Shares will be purchased on the last business day of each calendar quarter in an offering (or such other dates determined by the Compensation Committee).

At the time the participant joins an offering, he or she will be granted a purchase right to acquire shares of the Company's common stock on each purchase date during that offering. All payroll deductions collected from the participant for the offering period will be automatically applied to the purchase of common stock on such purchase dates, subject to certain limitations summarized below in the section entitled "Special Limitations."

Eligibility and Participation.     Any individual who is employed on a basis under which he or she is scheduled to work for more than twenty hours per week in the Company's employ or the employ of any of the Company's participating parent or subsidiaries (including any corporation which subsequently becomes such a participating parent or subsidiary at any time during the term of the U.S. ESPP) will be eligible to participate in the U.S. ESPP.

Each individual who is an eligible employee on the start date of any offering may elect to participate in that offering, provided he or she does so during the enrollment period prescribed for that offering. As of February 28, 2017, approximately 4,998 employees were eligible to participate in the U.S. ESPP.

Payroll Deductions and Stock Purchases.     Each participant may authorize periodic payroll deductions in any multiple of one percent (up to a maximum of twelve percent) of his or her base pay to be applied to the acquisition of common stock at quarterly intervals. Accordingly, on each such purchase date (generally the last business day of each calendar quarter), the payroll deductions of each participant accumulated for the offering ending on that purchase date will automatically be applied to the purchase of shares of common stock at the purchase price in effect for that purchase date. For purposes of the U.S. ESPP, the base pay of each participant will include his or her base salary plus commissions.

68 Edwards Lifesciences Corporation | PROXY STATEMENT

PROPOSAL 5 – AMENDMENT AND RESTATEMENT OF THE U.S. ESPP

 Purchase Price.     The purchase price of the common stock acquired on each quarterly purchase date will be equal to eighty-five percent of the lower of the fair market value per share of common stock on the start date of the offering or the fair market value on the purchase date.

The fair market value per share of common stock on any particular date other than a purchase date under the U.S. ESPP will be deemed to be equal to the closing selling price per share on the last trading day prior to such date on the NYSE, and the fair market value per share of common stock on a purchase date will be deemed to be equal to the closing selling price per share on such date on the NYSE. On February 28, 2017, the fair market value of the Company's common stock determined on such basis was $94.04 per share.

Special Limitations.     The U.S. ESPP imposes certain limitations upon a participant's rights to acquire common stock, including the following limitations:

•
Purchase rights granted to a participant may not permit such individual to purchase more than $25,000 worth of common stock (valued at the time each purchase right is granted) for each calendar year for which those purchase rights are outstanding;

•
Purchase rights may not be granted to any individual if such individual would, immediately after the grant, own or hold outstanding options or other rights to purchase, stock equaling five percent (5%) or more of the total combined voting power or value of all classes of the Company's outstanding stock, or the outstanding stock of any of the Company's affiliates; and

•
No participant may purchase more than 20,000 shares of common stock during any one offering.

Termination of Purchase Rights.     The participant may withdraw from the U.S. ESPP at any time up to the last business day of the offering, and his or her accumulated payroll deductions for that offering period will be applied to the purchase of common stock on the next purchase date.

The participant's purchase right will immediately terminate upon his or her cessation of employment or loss of eligible employee status. Any payroll deductions which the participant may have made for the offering in which such cessation of employment or loss of eligibility occurs will be applied to the purchase of common stock on the next purchase date.

Stockholder Rights.     No participant will have any stockholder rights with respect to the shares covered by his or her purchase rights until the shares are actually purchased on the participant's behalf and the participant has become a holder of record of the purchased shares. No adjustment will be made for dividends, distributions or other rights for which the record date is prior to the date of such purchase.

Assignability.     No purchase rights will be assignable or transferable by the participant, and the purchase rights will be exercisable only by the participant.

Change in Control.     Upon a change in control (as defined in the U.S. ESPP), all outstanding purchase rights will either be assumed by the successor entity and continued in effect or will be automatically exercised immediately prior to the effective date of such acquisition. In the event of such automatic exercise, the purchase price will be equal to eighty-five percent of the lower of the fair market value per share of common stock on the start date of the offering in which such acquisition occurs or the fair market value per share of common stock immediately prior to such acquisition.

Share Pro-Ration.     Should the total number of shares of common stock to be purchased pursuant to outstanding purchase rights on any particular date exceed the number of shares then available for issuance under the U.S. ESPP, then the Compensation Committee will make a pro-rata allocation of the available shares on a uniform and equitable basis, and the balance of payroll deductions of each participant will be refunded.

Amendment and Termination.     The Board may amend or terminate the U.S. ESPP at anytime. However, the Board may not, without stockholder approval, increase the number of shares issuable under the U.S. ESPP (except as permissible adjustments in the event of changes to the Company's capitalization) or modify the requirements for eligibility to participate in the U.S. ESPP.

New Plan Benefits.     No purchase rights will be granted, and no shares will be issued, on the basis of the share increase subject to this proposal unless such proposal is approved by the stockholders at the Annual Meeting.

Stock Purchases.     The following table sets forth, as to individuals and groups indicated, the number of shares of common stock purchased under the U.S. ESPP between January 1, 2016 and February 28, 2017, together with the weighted average purchase price paid per share.

Edwards Lifesciences Corporation | PROXY STATEMENT 69

PROPOSAL 5 – AMENDMENT AND RESTATEMENT OF THE U.S. ESPP

U.S. ESPP Transactions

Name and Position	Number of Purchased Shares	Weighted Average Purchase Price Per Share ($)
Michael A. Mussallem	—	—
Chairman and Chief Executive Officer
Scott B. Ullem	—	—
Chief Financial Officer
Donald E. Bobo, Jr.	351	$60.53
Corporate Vice President
Catherine M. Szyman,	317	67.13
Corporate Vice President
Larry L. Wood	351	60.53
Corporate Vice President
All current executive officers as a group (8 persons)	1,721	61.75
All employees, including current officers who are not executive officers, as a group (2,899 persons)	336,230	68.75

Federal Tax Consequences.     The U.S. ESPP is intended to be an "employee stock purchase plan" within the meaning of Section 423 of the Code. Under a plan which so qualifies, no taxable income will be recognized by a participant, and no deductions will be allowable to the Company, upon either the grant or the exercise of the purchase rights. Taxable income will not be recognized until there is a sale or other disposition of the shares acquired under the U.S. ESPP, or in the event the participant should die while still owning the purchased shares.

If the participant sells or otherwise disposes of the purchased shares within two years after the start date of the offering or within one year after the purchase date in which such shares were acquired, then the participant will recognize ordinary income in the year of sale or disposition equal to the amount by which the fair market value of the shares on the purchase date exceeded the purchase price paid for those shares, and the Company will be entitled to an income tax deduction for the taxable year in which such disposition occurs, equal in amount to such excess.

If the participant sells or disposes of the purchased shares more than two years after the start date of the offering in which the shares were acquired and more than one year after the purchase date, then the participant will recognize ordinary income in the year of sale or disposition equal to the lesser of the amount by which the fair market value of the shares on the sale or disposition date exceeded the purchase price paid for those shares, or fifteen percent (15%) of the fair market value of the shares on the start date of that offering, and any additional gain upon the disposition will be taxed as a long-term capital gain. The Company will not be entitled to an income tax deduction with respect to such disposition.

If the participant still owns the purchased shares at the time of death, then the participant will recognize ordinary income in an amount equal to the lesser of the amount by which the fair market value of the shares on the date of death exceeds the purchase price, or fifteen percent (15%) of the fair market value of the shares on the start date of the offering in which those shares were acquired.

Accounting Treatment.     Pursuant to the accounting principles applicable to employee stock purchase plans such as the U.S. ESPP, the fair value of each purchase right granted under the U.S. ESPP will be charged as a direct compensation expense to the Company's reported earnings over the offering period to which that purchase right pertains. The fair value of each such purchase right will be determined as of its grant date.

Board Recommendation.     The Board believes that it is in the Company's best interests to provide the Company's employees with the opportunity to acquire an ownership interest in the Company through their participation in the U.S. ESPP and thereby encourage them to remain in the Company's employ and more closely align their interests with those of the stockholders.

THE BOARD RECOMMENDS A VOTE "FOR" THE AMENDMENT AND RESTATEMENT
OF THE 2001 EMPLOYEE STOCK PURCHASE PLAN FOR UNITED STATES EMPLOYEES.

70 Edwards Lifesciences Corporation | PROXY STATEMENT

AUDIT MATTERS

PROPOSAL 6 – RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed PwC as our independent registered public accounting firm for the fiscal year ending December 31, 2017. Representatives of PwC are expected to attend the Annual Meeting and will be available to respond to appropriate questions and to make a statement if they so desire. In addition to the annual audit services, PwC performs certain non-audit services for us. Although we are not required to seek stockholder approval of the appointment of PwC, the Board believes that it is consistent with good corporate governance practices to ask stockholders to ratify the appointment. If the appointment is not ratified, the Audit Committee will explore the reasons for stockholder rejection and will reconsider the appointment. In addition, even if stockholders ratify the Audit Committee's appointment of PwC, the Audit Committee, in its discretion, may still appoint a different independent registered public accounting firm if it believes that such a change would be in the best interests of the Company and our stockholders.

PwC has been our independent registered public accounting firm since 2000, serving in that capacity and reporting on our consolidated financial statements and the effectiveness of our internal controls over financial reporting for the 2016 fiscal year. Under SEC rules, a new lead audit partner is designated in the normal course every five years to bring a fresh perspective to the audit engagement. A new partner was so designated in advance of the 2015 audit.

In considering whether to reappoint PwC, the Audit Committee considered results of the Company's annual assessment of PwC's performance, as well as the independence of PwC and the audit engagement team, and the fees charged by PwC for the level and quality of services provided.

THE BOARD RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

Fees Paid to Principal Accountants.     During 2016 and 2015, PwC was retained to provide services in the following categories and amounts.

	2016	2015

	(in millions)
Audit Fees	$2.7	$2.6
Audit-Related Fees	0.3	0.1
Tax Fees	1.9	2.6
All Other Fees	—	—

      Audit Fees.     Amounts paid under "Audit Fees" include aggregate fees for the audit of our consolidated financial statements and the effectiveness of internal controls over financial reporting, the three quarterly reviews of the Company's reports on Form 10-Q and other SEC filings, and services in connection with statutory and regulatory filings.

      Audit-Related Fees.     Amounts paid under "Audit-Related Fees" were for miscellaneous audit and consulting services.

      Tax Fees.     Amounts paid under "Tax Fees" in 2016 were for tax compliance ($1,300,000) and other tax services ($600,000), and in 2015 were for tax compliance ($1,000,000) and other tax services ($1,600,000).

      All Other Fees.     There were no fees paid under "All Other Fees" in 2016 and 2015.

Pre-Approval of Services.     The Audit Committee is required to pre-approve the audit and non-audit services performed by our independent registered public accounting firm in order to assure that the provision of such services does not impair the auditor's independence. Unless a type of service to be provided by the independent registered public accounting firm has received general pre-approval, it requires specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels require specific pre-approval by the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period.

Edwards Lifesciences Corporation | PROXY STATEMENT 71

AUDIT MATTERS

The Audit Committee at least annually reviews and pre-approves the services that may be provided by the independent registered public accounting firm without obtaining specific pre-approval from the Audit Committee. The Audit Committee does not delegate to management its responsibilities to pre-approve services performed by the independent registered public accounting firm. The Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The annual audit services, engagement terms and fees are subject to the specific pre-approval of the Audit Committee. One hundred percent (100%) of audit and non-audit services performed by PwC in 2016 and 2015 were approved by the Audit Committee.

AUDIT COMMITTEE REPORT

The Audit Committee comprises the four directors named below, each of whom meets the enhanced independence standards for Audit Committee members as set forth in applicable rules of the NYSE and the SEC. The Board has designated each member of the Audit Committee as an "audit committee financial expert" under applicable rules of SEC. Additional information regarding the Audit Committee, its responsibilities and meetings are described above in the section entitled "Board of Directors Matters—Corporate Governance Policies and Practices—Committees of the Board."

Management is responsible for our internal controls, financial reporting process and compliance with laws, regulations and ethical business practices. Our independent registered public accounting firm, PwC, is responsible for performing an independent audit of our annual consolidated financial statements and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States of America, as well as expressing an opinion on the effectiveness of our internal control over financial reporting. The Audit Committee's responsibility is to monitor and oversee these processes.

In fulfilling its oversight responsibilities, the Audit Committee has reviewed and discussed with management the Company's consolidated financial statements as of and for the fiscal year ended December 31, 2016. The Audit Committee has discussed with the Company's independent registered public accounting firm the matters required to be discussed by Auditing Standard 1301 (previously Auditing Standard No. 16), "Communications with Audit Committees." The Audit Committee has received and reviewed the written disclosures and the letter from the independent registered public accounting firm under applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm its independence.

Based on the reviews and discussions referred to above, and relying thereon, the Audit Committee recommended to the Board that the financial statements referred to above be included in the Company's Annual Report on Form 10-K for filing with the SEC.

The Audit Committee:
John T. Cardis (Chair)
Kieran T. Gallahue
Leslie S. Heisz
Wesley W. von Schack

This report shall not be deemed soliciting material or to be filed with the SEC, or incorporated by reference in any document so filed, whether made before or after the date hereof, except to the extent we specifically request that it be treated as soliciting material or it is specifically incorporated by reference therein.

72 Edwards Lifesciences Corporation | PROXY STATEMENT

OTHER MATTERS AND BUSINESS

Additional Information.     Our Bylaws, Governance Guidelines and charters of each of the Audit Committee and Compensation Committee are posted on our website at www.edwards.com under "Investors—Corporate Governance." Our Global Business Practice Standards (applicable to all of the Company's employees, executive officers and directors) are posted at www.edwards.com under "About Us—Corporate Responsibility."

Section 16(a) Beneficial Ownership Reporting Compliance.     To our knowledge, all reports that were required to be filed during 2016 by our executive officers, directors and beneficial owners of more than 10% of our common stock under Section 16 of the Exchange Act were filed on a timely basis.

Related Persons Transactions.     Under the Audit Committee charter, the Audit Committee is responsible for reviewing and approving or ratifying all transactions with related persons that are required to be disclosed pursuant to Item 404(a) of Regulation S-K adopted by the SEC. Related persons include our executive officers and directors, nominees for directors, 5% or more beneficial owners of our common stock, and immediate family members of these persons. Transactions involving amounts paid by Edwards or its subsidiaries in excess of $120,000 and in which the related person has a direct or indirect material interest are referred to as "related person transactions." The Audit Committee will generally consider all relevant factors when determining whether to approve or ratify a related person transaction. The Audit Committee reviewed and approved the following related person transaction in 2016. Mr. Bobo's son has been working for the Company in a business unit not under Mr. Bobo's direction for a number of years. For the first time in 2016, his total compensation slightly surpassed the $120,000 reporting threshold.

Indemnification of Directors and Officers.     Pursuant to our Amended and Restated Certificate of Incorporation, we indemnify our directors and officers to the fullest extent permitted by law. We have also entered into indemnification agreements with each of our directors and executive officers that contractually commit us to provide this indemnification to him or her.

Deadline for Receipt of Stockholder Proposals and Director Nominations for the 2018 Annual Meeting

      Proposals for Inclusion in Proxy Materials.     In order for a stockholder proposal to be eligible for inclusion in our proxy statement for the 2018 annual meeting, the written proposal must be received by the Secretary of the Company at its principal executive offices at the address below no later than November 30, 2017 and must comply with the requirements of the Rule 14a-8 under the Exchange Act.

      Director Nominations for Inclusion in Proxy Materials.     Under the Company's proxy access right, a stockholder, or a group of up to 30 stockholders, owning at least 3% of our outstanding shares continuously for at least three years, is permitted to nominate up to the greater of two directors or 20% of our Board for inclusion in our proxy statement, provided that the stockholder(s) and the nominee(s) satisfy the requirements in our Bylaws. In order for a stockholder to nominate a director for election to our Board for inclusion in our proxy statement for the 2018 annual meeting, written notice must be received by the Secretary of the Company at its principal executive offices at the address below no earlier than October 31, 2017 and no later than November 30, 2017. Other specifics regarding the content of the notice and certain other eligibility and procedural requirements, can be found in Section 10 of Article I of our Bylaws.

      Proposals and Director Nominations Not Intended for Inclusion in Proxy Materials.     In order for a stockholder to present a proposal or nominate a director for election to our Board at our 2018 annual meeting, but not have such proposal or nomination included in the proxy statement for our 2018 annual meeting, written notice of the proposal or director nomination(s) must be received by the Secretary of the Company at its principal executive offices at the address below no earlier than January 11, 2018 and no later than February 10, 2018. However, if the date of the 2018 annual meeting is a date that is not within

Edwards Lifesciences Corporation | PROXY STATEMENT 73

OTHER MATTERS AND BUSINESS

25 days before or after May 11, 2018 (the anniversary date of the Annual Meeting), written notice must be received no later than the close of business on the 10th calendar day after the first to occur of the day on which notice of the 2018 annual meeting is mailed or public disclosure of the date of the 2018 annual meeting is made. Other specifics regarding the notice procedures, including the required content of the notice, can be found in Section 9 of Article I (with respect to stockholder proposals) and Section 2 of Article I (with respect to director nominations) of our Bylaws.

Our Bylaws require that a stockholder must provide certain information concerning the proposing person, the nominee and the proposal, as applicable. Nominations and proposals not meeting the requirements set forth in our Bylaws will not be entertained at the 2018 annual meeting. Stockholders should contact the Secretary in writing at One Edwards Way, Irvine, California 92614 to obtain additional information as to the proper form and content of stockholder nominations or proposals.

Annual Report on Form 10-K.     The Company will furnish without charge to each person whose proxy is solicited, upon the written request of such person, a copy of the 2016 Annual Report as filed with the SEC, including the financial statements and financial statement schedules (upon request, exhibits thereto will be furnished subject to payment of a specified fee). Requests for copies of such report should be directed to: Edwards Lifesciences Corporation, Attention: Secretary, One Edwards Way, Irvine, California 92614.

 Delivery of Proxy Materials.     We have adopted a procedure called "householding," which the SEC has approved. Under this procedure, stockholders of record who have the same address and last name and did not receive a Notice or otherwise receive their Proxy Materials electronically will receive only one copy of the Proxy Materials unless we receive contrary instructions from one or more of such stockholders. Upon oral or written request, we will deliver promptly a separate copy of the Proxy Materials to a stockholder at a shared address to which a single copy of the Proxy Materials was delivered. If you are a stockholder of record at a shared address to which we delivered a single copy of the Proxy Materials and you desire to receive a separate copy of the Proxy Materials for the Annual Meeting or for our future meetings, or if you are a stockholder at a shared address to which we delivered multiple copies of the Proxy Materials and you desire to receive one copy in the future, please submit your request to Computershare at P.O. Box 30170, College Station, Texas 77842-3170, (800) 446-2617. If you are a beneficial stockholder, please contact your bank, broker or other nominee directly if you have questions, require additional copies of the Proxy Materials, wish to receive multiple reports by revoking your consent to householding or wish to request single copies of the Proxy Materials in the future.

By Order of the Board of Directors,

Denise E. Botticelli
 Vice President, Associate General Counsel,
and Secretary

ALL STOCKHOLDERS ARE URGED TO SUBMIT THEIR PROXIES PROMPTLY

74 Edwards Lifesciences Corporation | PROXY STATEMENT

APPENDIX A

Edwards Lifesciences Corporation Long-Term Stock Incentive Compensation Program

(as amended and restated February 23, 2017)

Edwards Lifesciences Corporation

APPENDIX A

EDWARDS LIFESCIENCES CORPORATION
LONG-TERM STOCK INCENTIVE COMPENSATION PROGRAM
(Amended and Restated as of February 23, 2017)

Article 1. Establishment, Objectives, and Duration

        1.1    Establishment of the Program.    Edwards Lifesciences Corporation, a Delaware corporation (hereinafter referred to as the "Company"), hereby amends and restates the incentive compensation plan established April 1, 2000 and known as the "Edwards Lifesciences Corporation Long-Term Stock Incentive Compensation Program" (hereinafter, as amended and restated, referred to as the "Program"), as set forth in this document. The Program permits the grant of Nonqualified Stock Options, Incentive Stock Options, Restricted Stock and Restricted Stock Units.

        The Program became effective as of April 1, 2000 (the "Effective Date") and shall remain in effect as provided in Section 1.3 hereof.

        The Program was amended and restated effective as of July 12, 2000, May 8, 2002, February 20, 2003, February 17, 2005, February 16, 2006, March 6, 2007, February 14, 2008, March 21, 2008, March 20, 2009, February 11, 2010, further amended on March 23, 2010, further amended and restated as of February 10, 2011, May 12, 2011, February 16, 2012, February 21, 2013, February 20, 2014, further amended on November 13, 2014, and further amended and restated as of February 19, 2015, February 25, 2016, and February 23, 2017.

        1.2    Objectives of the Program.    The objectives of the Program are to optimize the profitability and growth of the Company through long-term incentives which are consistent with the Company's goals and which link the personal interests of Participants to those of the Company's stockholders; to provide Participants with an incentive for excellence in individual performance; and to promote teamwork among Participants.

        The Program is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of Participants who make significant contributions to the Company's success and to allow Participants to share in the success of the Company.

        1.3    Duration of the Program.    The Program shall commence on the Effective Date, as described in Section 1.1 hereof, and shall remain in effect, subject to the right of the Board to amend or terminate the Program at any time pursuant to Article 14 hereof, until all Shares subject to it shall have been purchased or acquired according to the Program's provisions. However, in no event may an Award be granted under the Program on or after February 25, 2026.

Article 2. Definitions

        Whenever used in the Program, the following terms shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized:

        2.1  "Award" means, individually or collectively, a grant under this Program of Nonqualified Stock Options, Incentive Stock Options, Restricted Stock or Restricted Stock Units.

        2.2  "Award Agreement" means an agreement entered into by the Company and each Participant setting forth the terms and provisions applicable to Awards granted under this Program.

        2.3  "Board" or "Board of Directors" means the Board of Directors of the Company.

        2.4  "Change in Control" of the Company shall mean the occurrence of any one of the following events:

  (a)
  Any "Person", as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company, and any trustee or other fiduciary holding securities under an employee benefit plan of the Company or such proportionately owned corporation), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing thirty percent (30%) or more of the combined voting power of the Company's then outstanding securities; or
Edwards Lifesciences Corporation A-1

APPENDIX A

  (b)
  During any period of not more than twenty-four (24) months, individuals who at the beginning of such period constitute the Board of Directors of the Company, and any new director (other than a director designated by a Person who has entered into an agreement with the Company to effect a transaction described in Sections 2.4(a), 2.4(c), or 2.4(d) of this Section 2.4) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof; or

  (c)
  The consummation of a merger or consolidation of the Company with any other entity, other than: (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than sixty percent (60%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person acquires more than thirty percent (30%) of the combined voting power of the Company's then outstanding securities; or

  (d)
  The Company's stockholders approve a plan of complete liquidation or dissolution of the Company, or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets (or any transaction having a similar effect).

        2.5  "Code" means the Internal Revenue Code of 1986, as amended from time to time.

        2.6  "Committee" means the Compensation and Governance Committee or any other committee appointed by the Board to administer Awards to Participants, as specified in Article 3 herein.

        2.7  "Company" means Edwards Lifesciences Corporation, a Delaware corporation, and any successor thereto as provided in Article 16 herein.

        2.8  "Contractor" means an individual providing services to the Company or a Subsidiary who is not an Employee or member of the Board, as well as an individual who is a member of the board of directors of a Subsidiary and who is not an Employee or member of the Board, and who does not participate in the Edwards Lifesciences Corporation Nonemployee Directors and Consultants Stock Incentive Program.

        2.9  "Covered Employee" means a Participant who is one of the group of "covered employees," as defined in the regulations promulgated under Code Section 162(m), or any successor statute.

        2.10  "Disability" shall have the meaning ascribed to such term in the Participant's governing long-term disability plan, or if no such plan exists, at the discretion of the Board.

        2.11  "Effective Date" shall have the meaning ascribed to such term in Section 1.1 hereof.

        2.12  "Employee" means any employee of the Company or of a Subsidiary of the Company. Directors who are employed by the Company or by a Subsidiary shall be considered Employees under this Program.

        2.13  "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

        2.14  "Fair Market Value" means, the closing price of a share of Common Stock as reported in the New York Stock Exchange Composite Transactions on the date as of which such value is being determined or, if there shall be no reported transactions for such date, on the next preceding date for which transactions were reported.

        2.15  "Incentive Stock Option" or "ISO" means an option to purchase Shares granted under Article 6 herein and which is designated as an Incentive Stock Option and which is intended to meet the requirements of Code Section 422.

        2.16  "Insider" shall mean an individual who is, on the relevant date, an officer of the Company, director of the Company, or beneficial owner of more than ten percent (10%) of any class of the Company's equity securities that is registered pursuant to Section 12 of the Exchange Act, all as defined under Section 16 of the Exchange Act.

        2.17  "Nonqualified Stock Option" or "NQSO" means an option to purchase Shares granted under Article 6 herein and which is not intended to meet the requirements of Code Section 422.

A-2 Edwards Lifesciences Corporation

APPENDIX A

        2.18  "Option" means an Incentive Stock Option or a Nonqualified Stock Option, as described in Article 6 herein.

        2.19  "Option Price" means the price at which a Share may be purchased by a Participant pursuant to an Option.

        2.20  "Participant" means an Employee or Contractor who has been selected to receive an Award or who has outstanding an Award granted under the Program.

        2.21  "Performance-Based Exception" means the performance-based exception from the tax deductibility limitations of Code Section 162(m) applicable to compensation payable to Covered Employees.

        2.22  "Period of Restriction" means the period during which the transfer of Shares of Restricted Stock is limited in some way (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee, in its discretion), and the Shares are subject to a substantial risk of forfeiture, as provided in Article 7 herein.

        2.23  "Restricted Stock" means an Award granted to a Participant pursuant to Article 7 herein.

        2.24  "Restricted Stock Units" means an Award granted to a Participant pursuant to Article 8 herein.

        2.25  "Retirement" means, unless otherwise defined in the applicable Award Agreement, any termination of an Employee's employment or a Contractor's service after age fifty-five (55) other than due to death, Disability or, with respect to Awards made after May 8, 2002, Cause, provided that such Employee or Contractor has at least a combined ten (10) years of service with the Company and Baxter International Inc. A Participant's number of years of service with the Company and Baxter International Inc. shall be determined by calculating the number of complete twelve-month (12) periods of employment from the Participant's original date of hire as an Employee or Contractor with the Company or Baxter International Inc. to the Participant's date of employment or service termination. Employment or service with Baxter International Inc. shall be included for purposes of determining qualification for Retirement only to the extent that such employment or service immediately, and without any break, precedes employment or service with the Company. For purposes of this definition, unless defined otherwise in the applicable Award Agreement, "Cause" means: (a) a Participant's willful and continued failure to substantially perform his duties with the Company or a Subsidiary (other than any such failure resulting from Disability); (b) a Participant's willfully engaging in conduct that is demonstrably and materially injurious to the Company or a Subsidiary, monetarily or otherwise; or (c) a Participant's having been convicted of a felony. For the purpose of determining "Cause," no act, or failure to act, on a Participant's part shall be deemed "willful" unless done, or omitted to be done, by the Participant not in good faith and without reasonable belief that the action or omission was in the best interests of the Company or a Subsidiary.

        2.26  "Shares" means the shares of common stock of the Company.

        2.27  "Subsidiary" means any business, whether or not incorporated, in which the Company beneficially owns, directly or indirectly through another entity or entities, securities or interests representing more than fifty percent (50%) of the combined voting power of the voting securities or voting interests of such business.

Article 3. Administration

        3.1    General.    The Program shall be administered by the Compensation and Governance Committee of the Board, or by any other Committee appointed by the Board, which shall consist of two (2) or more nonemployee directors within the meaning of the rules promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act who also qualify as outside directors within the meaning of Code Section 162(m) and the related regulations under the Code, in the judgement of and except as otherwise determined by the Board. Any Committee administering the Program shall be comprised entirely of directors. The members of the Committee shall be appointed from time to time by, and shall serve at the sole discretion of, the Board.

        The Committee shall have the authority to delegate administrative duties to officers, Employees, or directors of the Company; provided, however, that the Committee shall not be able to delegate its authority with respect to: (i) granting Awards to Insiders; (ii) granting Awards that are intended to qualify for the Performance-Based Exception; and (iii) certifying that any performance goals and other material terms attributable to Awards that are intended to qualify for the Performance-Based Exception have been satisfied.

Edwards Lifesciences Corporation A-3

APPENDIX A

        3.2    Authority of the Committee.    Except as limited by law or by the Certificate of Incorporation or Bylaws of the Company, and subject to the provisions of the Program, the Committee shall have the authority to: (a) interpret the provisions of the Program, and prescribe, amend, and rescind rules and procedures relating to the Program; (b) grant Awards under the Program, in such forms and amounts and subject to such terms and conditions as it deems appropriate, including, without limitation, Awards which are made in combination with or in tandem with other Awards (whether or not contemporaneously granted) or compensation or in lieu of current or deferred compensation; (c) subject to Article 14, modify the terms of, cancel and reissue, or repurchase outstanding Awards; (d) prescribe the form of agreement, certificate, or other instrument evidencing any Award under the Program; (e) correct any defect or omission and reconcile any inconsistency in the Program or in any Award hereunder; (f) design Awards to satisfy requirements to make such Awards tax-advantaged to Participants in any jurisdiction or for any other reason that the Company desires; and (g) make all other determinations and take all other actions as it deems necessary or desirable for the administration of the Program; provided, however, that no outstanding Option will be (i) amended to lower the exercise price, (ii) canceled, exchanged or surrendered in exchange for cash or other awards for the purpose of repricing the Option, or (iii) canceled, exchanged or surrendered for the purpose of reissuing such Option to a Participant at a lower exercise price (other than, in each case, pursuant to Section 5.4) without the approval of the Company's stockholders. The determination of the Committee on matters within its authority shall be conclusive and binding on the Company and all other persons. The Committee shall comply with all applicable laws in administering the Plan. As permitted by law (and subject to Section 3.1 herein), the Committee may delegate its authority as identified herein.

        3.3    Decisions Binding.    All determinations and decisions made by the Committee pursuant to the provisions of the Program and all related orders and resolutions of the Board shall be final, conclusive, and binding on all persons, including the Company, its stockholders, directors, Employees, Contractors, Participants, and their estates and beneficiaries.

Article 4. Eligibility and Participation

        4.1    Eligibility.    Persons eligible to participate in this Program shall include all Employees and Contractors. Members of the Board who are not Employees of the Company shall not be eligible to participate in the Program.

        4.2    Actual Participation.    Subject to the provisions of the Program, the Committee may, from time to time, select from all eligible Employees and Contractors those to whom Awards shall be granted and shall determine the nature and amount of each Award.

Article 5. Shares Subject to the Program and Maximum Awards; Minimum Vesting

        5.1    Number of Shares Available for Grants.    Subject to adjustment as provided in Section 5.4 herein, the number of Shares hereby reserved for delivery to Participants under the Program shall be one hundred and nine million, two hundred thousand (109,200,000) Shares. The maximum number of Shares that may be delivered pursuant to Options qualified as ISOs granted under the Program is one hundred and nine million, two hundred thousand (109,200,000) Shares. No more than eleven million two hundred thousand (11,200,000) Shares reserved for issuance under the Program may be granted in the form of Shares of Restricted Stock or Restricted Stock Units. The Committee shall determine the appropriate methodology for calculating the number of Shares issued pursuant to the Program. The following rules shall apply to grants of such Awards under the Program:

  (a)
  Options: The maximum aggregate number of Shares that may be granted in the form of Options in any one (1) fiscal year to any one (1) Participant shall be four million (4,000,000).

  (b)
  Restricted Stock and Restricted Stock Units: The maximum aggregate number of Shares that may be granted in the form of Restricted Stock and Restricted Stock Units in any one (1) fiscal year to any one (1) Participant shall be eight hundred thousand (800,000).

        5.2    Type of Shares.    Shares issued under the Program in connection with Stock Options or Restricted Stock Units may be authorized and unissued Shares or issued Shares held as treasury Shares. Shares issued under the Program in connection with Restricted Stock shall be issued Shares held as treasury Shares; provided, however, that authorized and unissued Shares may be issued in connection with Restricted Stock to the extent that the Committee determines that past services of the Participant constitute adequate consideration for at least the par value thereof.

A-4 Edwards Lifesciences Corporation

APPENDIX A

        5.3    Reuse of Shares.

  (a)
  General. In the event of the expiration or termination (by reason of forfeiture, expiration, cancellation, surrender, failure to vest or otherwise) of any Award under the Program, that number of Shares that was subject to the Award but not delivered shall again be available for subsequent Awards under the Program.

  (b)
  Restricted Stock and Restricted Stock Units. In the event that Shares are delivered under the Program as Restricted Stock and are thereafter forfeited or reacquired by the Company pursuant to rights reserved upon the grant thereof, such forfeited or reacquired Shares shall again be available for subsequent Awards under the Program.

  (c)
  Limitations. Notwithstanding the provisions of Sections 5.3(a) above, the following Shares shall not be available for reissuance under the Program: (i) Shares which are exchanged by a Participant or withheld by the Company or one of its Subsidiaries to satisfy the tax withholding obligations related to any Option; and (ii) Shares which are exchanged by a Participant or withheld by the Company as full or partial payment of the Option Price upon the exercise of an Option. Shares that are exchanged by a Participant or withheld by the Company as full or partial payment in connection with any Award under the Program that is a Restricted Stock or Restricted Stock Unit Award granted under the Program, as well as any Shares exchanged by a Participant or withheld by the Company or one of its Subsidiaries to satisfy the tax withholding obligations related to any Restricted Stock or Restricted Stock Unit Award granted under the Program, shall be available for subsequent Awards under the Program.

        5.4    Adjustments in Authorized Shares.    In the event of any change in corporate capitalization, such as a stock split, or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Code Section 368), or any partial or complete liquidation of the Company, such adjustment shall be made in the number and class of Shares which may be delivered under Section 5.1, in the number and class of and/or price of Shares subject to outstanding Awards granted under the Program, and in the Award limits set forth in Section 5.1, as shall be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights; provided, however, that the number of Shares subject to any Award shall always be a whole number. In a stock-for-stock acquisition of the Company, the Committee may, in its sole discretion, substitute securities of another issuer for any Shares subject to outstanding Awards.

        5.5    International Awards.    One or more Awards may be granted to Participants who provide services to the Company or a Subsidiary outside of the United States. Any Awards granted to such persons may be granted pursuant to the terms and conditions of any applicable sub-plans, if any, approved by the Committee.

        5.6    Minimum Vesting Requirements.    Except for any accelerated vesting required or permitted pursuant to Article 13 and except as otherwise provided in this Section 5.6, and subject to such additional vesting requirements or conditions as the Committee may establish with respect to the Award, each Award granted under the Program shall be subject to the minimum vesting requirements set forth in the applicable sections of the Program; provided that the Committee may accelerate or provide in the applicable Award Agreement for the accelerated vesting of any Award in connection with a Change in Control, the termination of the Participant's employment with the Company or service to the Company as a Contractor (including a termination due to the Participant's death, Disability or Retirement, but not including a termination for cause), or as consideration or partial consideration for a release by the Participant of pending or threatened claims against the Company or a Subsidiary or any of their respective officers, directors or other affiliates (regardless of whether the release is given in connection with a termination of employment or service for cause or other circumstances). The Committee may, however, accelerate or provide in the applicable Award Agreement for the accelerated vesting of any Award in circumstances not contemplated by the preceding sentence, and/or provide for a vesting schedule that is shorter than the minimum schedule set forth in the applicable sections of the Program (or provide for an Award to be fully vested at grant notwithstanding the other vesting rules of the Program), in such circumstances as the Committee may deem appropriate; provided, however, that the Shares subject to the portion of any such Awards that vest earlier than the minimum vesting dates that would be applicable pursuant to the minimum vesting requirements of the applicable sections of the Program (or, as to any accelerated vesting, provides for accelerated vesting other than in the circumstances contemplated by the preceding sentence) shall not, in the aggregate, exceed ten percent (10%) of the total number of Shares available for award

Edwards Lifesciences Corporation A-5

APPENDIX A

grant purposes under the Program. For purposes of clarity, vesting may occur in one or more installments ratably over any applicable minimum vesting period set forth in other sections of the Program.

Article 6. Stock Options

        6.1    Grant of Options.    Subject to the terms and provisions of the Program, Options may be granted to Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee.

        6.2    Award Agreement.    Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option pertains, and such other provisions as the Committee shall determine. The Award Agreement also shall specify whether the Option is intended to be an ISO or an NQSO.

        6.3    Option Price.    The Option Price for each grant of an Option under this Program shall be at least equal to one hundred percent (100%) of the Fair Market Value of a Share on the date the Option is granted.

        6.4    Duration of Options.    Each Option granted to a Participant on or after February 16, 2006 shall expire at such time, not later than the seventh (7th) anniversary date of its grant, as the Committee shall determine.

        6.5    Exercise of Options.    Options granted under this Article 6 shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for each grant or for each Participant; provided, however, that, subject to Section 5.6 herein, each Option shall become exercisable over a minimum period of three (3) years measured from the date of grant of the option.

        6.6    Payment.    Options granted under this Article 6 shall be exercised by the delivery of a written notice (or such other form of notice as the Company may specify) of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares (or a satisfactory "cashless exercise" notice).

        The Option Price upon exercise of any Option shall be payable to the Company in full either: (a) in cash or its equivalent; (b) by tendering previously acquired Shares (by either actual delivery or attestation) having an aggregate Fair Market Value at the time of exercise equal to the total Option Price; (c) by a cashless exercise, as permitted under Federal Reserve Board's Regulation T, subject to applicable securities law restrictions and such procedures and limitations as the Company may specify from time to time; (d) by any other means which the Committee determines to be consistent with the Program's purpose and applicable law; or (e) by a combination of two or more of (a) through (d).

        Subject to any governing rules or regulations, including cashless exercise procedures, as soon as practicable after receipt of a notification of exercise and full payment (or a satisfactory "cashless exercise" notice), the Company shall cause to be issued and delivered to the Participant, in certificate form or otherwise, evidence of the Shares purchased under the Option(s).

        6.7    Restrictions on Share Transferability.    The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted under this Article 6 as it may deem advisable, including, without limitation, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares.

        6.8    Termination of Employment or Service.    Each Participant's Option Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant's employment with the Company or service to the Company as a Contractor. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Options issued pursuant to this Article 6, and may reflect distinctions based on the reasons for termination.

        6.9    Nontransferability of Options.

  (a)
  Incentive Stock Options.    No ISO granted under the Program may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and
A-6 Edwards Lifesciences Corporation

APPENDIX A

    distribution. Further, all ISOs granted to a Participant under the Program shall be exercisable during his or her lifetime only by such Participant.

  (b)
  Nonqualified Stock Options.    Except as otherwise provided in a Participant's Award Agreement, no NQSO granted under this Article 6 may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant's Award Agreement, all NQSOs granted to a Participant under this Article 6 shall be exercisable during his or her lifetime only by such Participant.

        6.10    Substitution of Cash.    Unless otherwise provided in a Participant's Award Agreement, and notwithstanding any provision in the Program to the contrary (including but not limited to Section 14.2), in the event of a Change in Control in which the Company's stockholders holding Shares receive consideration other than shares of common stock that are registered under Section 12 of the Exchange Act, the Committee shall have the authority to require that any outstanding Option be surrendered to the Company by a Participant for cancellation by the Company, with the Participant receiving in exchange a cash payment from the Company within ten (10) days of the Change in Control. Such cash payment shall be equal to the number of Shares under Option, multiplied by the excess, if any the Fair Market Value of a Share on the date the Change in Control occurs, over the Option Price.

        6.11    Additional Rules Applicable to Incentive Stock Options.    There shall be imposed in any Award Agreement relating to ISOs such other terms and conditions as from time to time are required in order that the Option be an "incentive stock option" as that term is defined in Code Section 422. No ISO may be granted to any person who, at the time the Option is granted, owns (or is deemed to own under Code Section 424(d)) outstanding Shares possessing more than 10% of the total combined voting power of all classes of stock of the Company, unless the exercise price of such Option is at least 110% of the Fair Market Value of the stock subject to the Option and such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted.

Article 7. Restricted Stock

        7.1    Grant of Restricted Stock.    Subject to the terms and provisions of the Program, the Committee, at any time and from time to time, may grant Shares of Restricted Stock to Participants in such amounts as the Committee shall determine.

        7.2    Restricted Stock Agreement.    Each Restricted Stock grant shall be evidenced by a Restricted Stock Award Agreement that shall specify the Period(s) of Restriction, the number of Shares of Restricted Stock granted, and such other provisions as the Committee shall determine. Subject to Section 5.6 herein, the Period of Restriction shall be a minimum of three (3) years measured from the grant date of the Restricted Stock

        7.3    Restriction on Transferability.    Except as provided in this Article 7, the Shares of Restricted Stock granted herein may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction established by the Committee and specified in the Restricted Stock Award Agreement, or upon earlier satisfaction of any other conditions, as specified by the Committee in its sole discretion and set forth in the Restricted Stock Award Agreement. All rights with respect to the Restricted Stock granted to a Participant under the Program shall be available during his or her lifetime only to such Participant.

        7.4    Other Restrictions.    Subject to Article 9 herein, the Committee shall impose such other conditions and/or restrictions on any Shares of Restricted Stock granted pursuant to the Program as it may deem advisable including, without limitation, any or all of the following:

  (a)
  A required period of employment or service as a Contractor with the Company, as determined by the Committee, prior to the vesting of Shares of Restricted Stock.

  (b)
  A requirement that Participants forfeit (or in the case of Shares sold to a Participant, resell to the Company at his or her cost) all or a part of Shares of Restricted Stock in the event of termination of his or her employment or service as a Contractor during the Period of Restriction.

  (c)
  A prohibition against employment of Participants holding Shares of Restricted Stock by any competitor of the Company, against such Participants' dissemination of any secret or confidential information belonging to the Company, or the solicitation by Participants of the Company's employees for employment by another entity.
Edwards Lifesciences Corporation A-7

APPENDIX A

        Shares of Restricted Stock awarded pursuant to the Program shall be registered in the name of the Participant and, if such Shares are certificated, in the sole discretion of the Committee, may be deposited in a bank designated by the Committee or with the Company. The Committee may require a stock power endorsed in blank with respect to Shares of Restricted Stock whether or not certificated.

        Except as otherwise provided in this Article 7, Shares of Restricted Stock covered by each Restricted Stock grant made under the Program shall become freely transferable (subject to any restrictions under any applicable securities law) by the Participant after the last day of the applicable Period of Restriction.

        7.5    Voting Rights.    Unless the Committee determines otherwise, Participants holding Shares of Restricted Stock issued hereunder shall be entitled to exercise full voting rights with respect to those Shares during the Period of Restriction.

        7.6    Dividends and Other Distributions.    Unless the Committee determines otherwise, during the Period of Restriction, Participants holding Shares of Restricted Stock issued hereunder shall be entitled to regular cash dividends paid with respect to such Shares. The Committee may apply any restrictions to the dividends that the Committee deems appropriate. Without limiting the generality of the preceding sentence, if the grant or vesting of Shares of Restricted Stock is designed to comply with the requirements of the Performance-Based Exception, the Committee may apply any restrictions it deems appropriate to the payment of dividends declared with respect to such Shares of Restricted Stock, such that the dividends and/or the Shares of Restricted Stock maintain eligibility for the Performance-Based Exception.

        7.7    Termination of Employment or Service.    Each Restricted Stock Award Agreement shall set forth the extent to which the Participant shall have the right to vest in previously unvested Shares of Restricted Stock following termination of the Participant's employment with the Company or service to the Company as a Contractor. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Shares of Restricted Stock issued pursuant to the Program, and may reflect distinctions based on the reasons for termination.

Article 8. Restricted Stock Units

        8.1.    Restricted Stock Units Awards.    Subject to the terms and conditions of the Program, the Committee, at any time and from time to time, may issue Restricted Stock Units which entitle the Participant to receive the Shares underlying those units following the lapse of specified restrictions (whether based on the achievement of designated performance goals or the satisfaction of specified services or upon the expiration of a designated time period following the vesting of the units).

        8.2.    Restricted Stock Units Award Agreement.    Each Restricted Stock Units award shall be evidenced by a Restricted Stock Units Award Agreement that shall specify the vesting restrictions, the number of Shares subject to the Restricted Stock Units award, and such other provisions as the Committee shall determine. Subject to Section 5.6 herein, Restricted Stock Units shall vest over a minimum period of three (3) years measured from the grant date of the award.

        8.3.    Restrictions.    The Committee shall impose such other conditions and/or restrictions on the issuance of any Shares under the Restricted Stock Units granted pursuant to the Program as it may deem advisable including, without limitation, any or all of the following:

  (a)
  A required period of service with the Company, as determined by the Committee, prior to the issuance of Shares under the Restricted Stock Units award.

  (b)
  A requirement that the Restricted Stock Units award be forfeited in whole or in part in the event of termination of the Participant's employment or service as a Contractor during the vesting period.

  (c)
  A prohibition against employment of Participants holding Restricted Stock Units by any competitor of the Company, against such Participants' dissemination of any secret or confidential information belonging to the Company, or the solicitation by Participants of the Company's employees for employment by another entity.
A-8 Edwards Lifesciences Corporation

APPENDIX A

        Except as otherwise provided in this Article 8, Shares subject to Restricted Stock Units under the Program shall be freely transferable (subject to any restrictions under applicable securities law) by the Participant after receipt of such shares.

        8.4.    Stockholder Rights.    Participants holding Restricted Stock Units issued hereunder shall not have any rights with respect to Shares subject to the award until the award vests and the Shares are issued hereunder. However, dividend-equivalent units may be paid or credited, either in cash or in actual or phantom Shares, on outstanding Restricted Stock Units awards, subject to such terms and conditions as the Committee may deem appropriate.

        8.5.    Termination of Employment or Service.    Each Restricted Stock Units Award Agreement shall set forth the extent to which the Participant shall have the right to vest in previously unvested Shares subject to the Restricted Stock Units award following termination of the Participant's employment with the Company or service to the Company as a Contractor. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Restricted Stock Unit awards issued pursuant to the Program, and may reflect distinctions based on the reasons for termination.

Article 9. Performance-Based Awards

        9.1    Code Section 162(m) Performance-Based Awards.    Without limiting the generality of the foregoing, any of the types of Awards listed in Articles 6 through 8 above may be, and Options granted to officers and employees ("Qualifying Options") typically will be, granted as Awards intended to satisfy the Performance-Based Exception ("Performance-Based Awards"). The grant, vesting, exercisability or payment of Performance-Based Awards may depend (or, in the case of Qualifying Options, may also depend) on the degree of achievement of one or more performance goals relative to a pre-established targeted level or levels using one or more of the Performance Measures set forth below (on an absolute or relative (including, without limitation, relative to the performance of other companies or upon comparisons of any of the indicators of performance relative to other companies) basis) for the Company on a consolidated basis or for one or more of the Subsidiaries, segments, divisions or business units, or any combination of the foregoing. Any Qualifying Option shall be subject only to the requirements of Section 9.2 and 9.4 in order for such Award to satisfy the requirements for the Performance-Based Exception. Any other Performance-Based Award shall be subject to all of the following provisions of this Article 9.

        9.2    Class; Administrator.    The eligible class of persons for Performance-Based Awards under this Article 9 shall be officers and employees of the Company or one of its Subsidiaries.

        9.3    Performance Measures.    The specific performance goals for Performance-Based Awards (other than Qualifying Options) shall be, on an absolute or relative basis, established based on one or more of the following performance measures ("Performance Measures") as selected by the Committee in its sole discretion:

  (i)
  return measures (including, but not limited to, return on assets, capital, investment, equity or sales);

  (ii)
  earnings per share;

  (iii)
  net income (before or after taxes) or operating income;

  (iv)
  earnings before interest, taxes, depreciation and amortization or operating income before depreciation and amortization;

  (v)
  sales or revenue targets;

  (vi)
  market to book value ratio;

  (vii)
  cash flow or free cash flow (cash flow from operations less capital expenditures);

  (viii)
  market share;

  (ix)
  cost reduction goals;

  (x)
  budget comparisons;

  (xi)
  implementation, completion or progress of projects, processes, products or product-lines strategic or critical to the Company's business operations;

  (xii)
  measures of customer satisfaction;
Edwards Lifesciences Corporation A-9

APPENDIX A

  (xiii)
  share price (including, but not limited to, growth measures and total shareholder return);

  (xiv)
  working capital;

  (xv)
  economic value added;

  (xvi)
  percentage of sales generated by new products;

  (xvii)
  progress of research and development projects or milestones;

  (xviii)
  growth in sales of products or product-lines;

  (xix)
  any combination of, or a specified increase in, any of the foregoing; and

  (xx)
  the formation of joint ventures, research and development collaborations, marketing or customer service collaborations, or the completion of other corporate transactions intended to enhance the Company's revenue or profitability or expand the Company's customer base.

        To qualify Awards for the Performance-Based Exception, the applicable Performance Measures (or Performance Measure, as the case may be) and specific performance goal or goals ("targets") must be established and approved by the Committee during the first 90 days of the performance period (and, in the case of performance periods of less than one year, in no event after 25% or more of the performance period has elapsed) and while performance relating to such target(s) remains substantially uncertain within the meaning of Code Section 162(m). The Committee may provide, at the time it establishes the applicable Performance Measures, for the Performance Measures (or performance against the Performance Measures, as the case may be) to be adjusted to mitigate the unbudgeted impact of material, unusual or nonrecurring gains and losses, accounting changes or other events specified by the Committee. The applicable performance measurement period may not be less than three months nor more than 10 years.

        9.4    Maximum Performance-Based Award.    Grants of Qualifying Options to any one Participant in any one fiscal year shall be subject to the limit set forth in Section 5.1(a). The maximum number of Shares which may be subject to Performance-Based Awards that are granted to any one Participant in any one fiscal year shall be subject to the limit set forth in Section 5.1(b). Awards that are cancelled during the year shall be counted against these limits to the extent required by Code Section 162(m).

        9.5    Certification of Payment; Reservation of Discretion.    Before any Performance-Based Award under this Article 9 (other than Qualifying Options) is paid and to the extent required to qualify the Award for the Performance-Based Exception, the Committee must certify in writing that the performance target(s) and any other material terms of the Performance-Based Award were in fact timely satisfied. The Committee will have the discretion to determine the restrictions or other limitations of the individual Awards granted under this Article 9 including the authority to reduce Awards, payouts or vesting or to pay no Awards, in its sole discretion, if the Committee preserves such authority at the time of grant by language to this effect in its authorizing resolutions or otherwise. In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the governing performance measures without obtaining stockholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining stockholder approval. In addition, in the event that the Committee determines that it is advisable to grant Awards that shall not qualify for the Performance-Based Exception, the Committee may make such grants without satisfying the requirements of Code Section 162(m).

Article 10. Beneficiary Designation

        Each Participant under the Program may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Program is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant's lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate.

A-10 Edwards Lifesciences Corporation

APPENDIX A

Article 11. Deferrals

        The Committee may permit or require a Participant to defer such Participant's receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant by virtue of the exercise of an Option or the lapse or waiver of restrictions with respect to Restricted Stock or Restricted Stock Units. If any such deferral election is required or permitted, the Committee shall, in its sole discretion, establish rules and procedures for such payment deferrals which shall be consistent with the requirements of Code Section 409A and the Treasury regulations and rulings promulgated thereunder.

Article 12. Rights of Employees and Contractors

        12.1    Employment.    Nothing in the Program or any Award Agreement shall interfere with or limit in any way the right of the Company or a Subsidiary to terminate at any time any Participant's employment or service to the Company or a Subsidiary as a Contractor, nor confer upon any Participant any right to continue in the employ of the Company or a Subsidiary or to provide services to the Company or a Subsidiary as a Contractor.

        12.2    Participation.    No Employee or Contractor shall have the right to be selected to receive an Award under this Program, or, having been so selected, to be selected to receive a future Award.

Article 13. Change in Control

        The Board or the Committee may provide in connection with any Change in Control that upon (or, as may be necessary to give effect to the assumption or acceleration and termination, as the case may be, immediately prior to) the occurrence of a Change in Control as to any Award then outstanding that (1) such Award will be assumed by a successor or surviving entity, or a parent thereof, with appropriate adjustments to the Award pursuant to Section 5.4, or (2) such Award will terminate (and not be assumed by a successor or surviving entity, or a parent thereof). In the event an Award is to be so assumed in connection to a Change in Control, then the provisions of the Award Agreement for such Award will apply. In the event an Award is to be so terminated in connection with a Change in Control then, unless otherwise specifically prohibited under applicable laws or by the rules and regulations of any governing governmental agencies or national securities exchanges and before giving effect to such termination:

  (a)
  If the Award is an Option that is not subject to performance-based vesting conditions, it shall become immediately exercisable;

  (b)
  If the Award is Restricted Stock or Restricted Stock Units that are not subject to performance-based vesting conditions, any vesting restrictions imposed on the Award and underlying Shares shall lapse and Restricted Stock Units shall become payable;

  (c)
  If the Award is subject to performance-based vesting conditions, the Award will vest and become exercisable or payable (as the case may be) on a pro rata basis based upon an assumed achievement of all relevant targeted performance goals and upon the length of time within the Performance Period(s) which has elapsed prior to the Change in Control.

        The Board or the Committee may supplement or expressly supersede the provisions of this Article 13 as to an Award in the applicable Award Agreement. The provisions of this Article 13, as in effect prior to February 19, 2015, continue to be effective as to Awards granted prior to that date.

Article 14. Amendment, Modification, and Termination

        14.1    Amendment, Modification, and Termination.    Subject to the terms of the Program, including Section 14.2, the Board may at any time and from time to time, alter, amend, suspend or terminate the Program in whole or in part. However, stockholder approval shall be required for any amendment only to the extent required by applicable law.

        14.2    Awards Previously Granted.    Notwithstanding any provision of the Program or of any Award Agreement to the contrary (but subject to Section 6.10 hereof), no termination, amendment, or modification of the Program or amendment of an Award previously granted under the Program shall adversely affect in any material way any Award previously granted under the Program, without the express consent of the Participant holding such Award.

Edwards Lifesciences Corporation A-11

APPENDIX A

Article 15. Compliance with Applicable Law and Withholding

        15.1    General.    Notwithstanding anything to the contrary in the Program or any Award Agreement, the following shall apply:

  (a)
  The Company shall have no obligation to issue any Shares under the Program if such issuance would violate any applicable law or any applicable regulation or requirement of any securities exchange or similar entity.

  (b)
  Prior to the issuance of any Shares under the Program, the Company may require a written statement that the recipient is acquiring the Shares for investment and not for the purpose or with the intention of distributing the Shares and that the recipient will not dispose of them in violation of the registration requirements of the Securities Act of 1933.

  (c)
  With respect to any person who is subject to Section 16(a) of the Exchange Act, the Committee may, at any time, add such conditions and limitations to any incentive or payment under the Program or implement procedures for the administration of the Program which it deems necessary or desirable to comply with the requirements of Rule 16b-3 of the Exchange Act.

    If, at any time, the Company determines that the listing, registration, or qualification (or any updating of any such document) of any Award, or the Shares issuable pursuant thereto, is necessary on any securities exchange or under any federal or state securities or blue sky law, or that the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, any Award, the issuance of Shares pursuant to any Award, or the removal of any restrictions imposed on Shares subject to an Award, such Award shall not be granted and the Shares shall not be issued or such restrictions shall not be removed, as the case may be, in whole or in part, unless such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Company or the Committee otherwise provides.

        15.2    Securities Law Compliance.    With respect to Insiders, transactions under this Program are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the 1934 Act.

        15.3    Tax Withholding.    The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Program.

        15.4    Share Withholding.    Awards payable in Shares may provide that with respect to withholding required upon any taxable event arising thereunder, Participants may elect to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares to satisfy their withholding tax obligations; provided that, unless otherwise provided by the Committee, Participants may only elect to have Shares withheld having a Fair Market Value on the date the tax is to be determined equal to or less than the minimum withholding tax which could be imposed on the transaction. Unless otherwise provided by the Committee, all elections shall be irrevocable, made in writing, signed by the Participant, and shall be subject to any restrictions or limitations, including prior Committee approval, that the Committee, in its sole discretion, deems appropriate.

Article 16. Indemnification

        Each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Program and against and from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

A-12 Edwards Lifesciences Corporation

APPENDIX A

Article 17. Successors

        All obligations of the Company under the Program with respect to Awards granted hereunder shall, to the extent legally permissible, be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

Article 18. Legal Construction

        18.1    Gender and Number.    Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

        18.2    Severability.    In the event any provision of the Program shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Program, and the Program shall be construed and enforced as if the illegal or invalid provision had not been included.

        18.3    Governing Law.    To the extent not preempted by federal law, the Program, and all Award or other agreements hereunder, shall be construed in accordance with and governed by the laws of the state of Delaware without giving effect to principles of conflicts of laws.

Article 19. Recoupment Policy

        The Awards granted under the Program are subject to the terms of the Company's recoupment, clawback or similar policy as it may be in effect from time to time, as well as any similar provisions of applicable law, any of which could in certain circumstances require repayment or forfeiture of Awards or any Shares or other cash or property received with respect to the Awards (including any value received from a disposition of the Shares acquired upon payment of the Awards).

*  *  *

Edwards Lifesciences Corporation A-13

APPENDIX B

Edwards Lifesciences Corporation 2001 Employee Stock Purchase Plan for United States Employees

(as amended and restated February 23, 2017)

ARTICLE I — PURPOSE

1.01. Purpose

        The Edwards Lifesciences Corporation 2001 Employee Stock Purchase Plan for United States Employees is intended to provide a method whereby employees of Edwards Lifesciences Corporation (the "Company") and its participating subsidiary companies authorized by the Committee (or an officer designated by the Committee pursuant to Section 9.02) to extend the benefits of the Plan to their Eligible Employees will have an opportunity to acquire a proprietary interest in the Company through the purchase of shares of the Company's common stock. It is the intention of the Company to have the Plan qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended, although the Company makes no undertaking or representation to maintain such qualification. The provisions of the Plan shall be construed so as to extend and limit participation in a manner consistent with the requirements of Code Section 423.

        The Plan was initially adopted by the Board on February 8, 2001, and subsequently approved by the stockholders on May 10, 2001. The Plan was subsequently amended and restated by the Board on February 20, 2003, September 13, 2005, February 15, 2007, July 9, 2009, November 10, 2009, February 21, 2013, and February 23, 2017.

ARTICLE II — DEFINITIONS

2.01. Base Pay

        "Base Pay" shall mean regular straight-time earnings plus commissions and payments in lieu of regular earnings (such as vacation, sick pay and holiday pay). In the case of a part-time hourly employee, such employee's base pay during an Offering shall be determined by multiplying such employee's hourly rate of pay by the number of regularly scheduled hours of work for such employee during such Offering.

2.02. Change in Control

        "Change in Control" of the Company shall mean the occurrence of any one of the following events:

  (a)
  Any "Person", as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company, and any trustee or other fiduciary holding securities under an employee benefit plan of the Company or such proportionately owned corporation), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing thirty percent (30%) or more of the combined voting power of the Company's then outstanding securities; or

  (b)
  During any period of not more than twenty-four (24) months, individuals who at the beginning of such period constitute the Board of Directors of the Company, and any new director (other than a director designated by a Person who has entered into an agreement with the Company to effect a transaction described in Sections 2.02(a), 2.02(c), or 2.02(d) of this Section 2.02) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof; or

  (c)
  The consummation of a merger or consolidation of the Company with any other entity, other than: (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting
Edwards Lifesciences Corporation B-1

APPENDIX B

  securities of the surviving entity) more than sixty percent (60%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person acquires more than thirty percent (30%) of the combined voting power of the Company's then outstanding securities; or

  (d)
  The Company's stockholders approve a plan of complete liquidation or dissolution of the Company, or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets (or any transaction having a similar effect).

2.03. Code

        "Code" shall mean the Internal Revenue Code of 1986, as amended.

2.04. Committee

        "Committee" shall mean the individuals appointed by the Company to administer the Plan as described in Article IX.

2.05. Company

        "Company" shall mean Edwards Lifesciences Corporation.

2.06. Corporate Affiliate

        "Corporate Affiliate" shall mean any parent or subsidiary corporation or limited liability company of the Company (as determined in accordance with Code section 424), whether now existing or subsequently established.

2.07. Eligible Employee

        "Eligible Employee" means, unless local laws prohibit such employee's participation in the Plan, any regular employee of a Participating Company who is scheduled to work 20 or more hours per week.

2.08. Enrollment Period

        "Enrollment Period" shall mean with respect to any Offering, the period designated by the Committee prior to such Offering during which Eligible Employees may authorize payroll deductions through a Subscription. Unless the Committee determines otherwise, the Enrollment Period with respect to any Offering shall end on the twenty-fifth day of the month immediately preceding the Offering Commencement Date and any Subscription received after such date shall be deemed to be an enrollment in the next following Offering.

2.09. Exchange Act

        "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time, or any successor thereto.

2.10. Fair Market Value

        The "Fair Market Value" of a share of Stock on a given day shall be determined as follows: (i) if the Stock is listed on any established stock exchange or a national market system (a) for any date of determination except the Purchase Date, Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sale is reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Committee deems reliable; (b) for the Purchase Date, Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sale is reported) as quoted on such exchange or system on the Purchase Date, as reported in The Wall Street Journal or such other source as the Committee deems reliable, or (ii) in the absence of an established market for the Stock, the Fair Market Value thereof shall be determined in good faith by the Committee.

B-2 Edwards Lifesciences Corporation

APPENDIX B

2.11. Offering

        "Offering" shall mean the quarterly offering of the Company's Stock, the duration of which shall not exceed twenty seven (27) months.

2.12. Offering Commencement Date

        "Offering Commencement Date" shall mean June 1, 2001 and, unless determined otherwise by the Committee, the first day of each calendar quarter thereafter.

2.13. Offering End Date

        "Offering End Date" shall mean, with respect to each Offering beginning prior to July 1, 2007, the first to occur of the day preceding the second annual anniversary of the Offering Commencement Date or the day preceding July 1, 2007, unless determined otherwise by the Committee prior to the Offering Commencement Date or such date as determined pursuant to Section 6.04. "Offering End Date" shall mean, with respect to each Offering beginning on or after July 1, 2007, the day preceding the first annual anniversary of the Offering Commencement Date, unless determined otherwise by the Committee prior to the Offering Commencement Date or such date as determined pursuant to Section 6.04.

2.14. Participant

        "Participant" shall mean an Eligible Employee who has elected to participate in an Offering by entering a Subscription during the Enrollment Period for such Offering.

2.15. Participating Company

        "Participating Company" shall mean the Company and each Corporate Affiliate as may be authorized from time to time by the Committee to extend the benefits of the Plan to their Eligible Employees and set forth in Appendix A to this Plan.

2.16. Plan

        "Plan" shall mean the Edwards Lifesciences Corporation 2001 Employee Stock Purchase Plan for United States Employees, as amended from time to time.

2.17. Purchase Date

        "Purchase Date" shall mean with respect to any Offering, the last day of each calendar quarter (or such other dates determined by the Committee prior to the Offering Commencement Date or pursuant to Section 6.04) during the period beginning with the Offering Commencement Date for such Offering and ending with the Offering End Date; provided, however, if any such day is not a business day, the Purchase Date shall be the next preceding business date on which shares of Stock are traded.

2.18. Stock

        "Stock" shall mean the common stock, par value $1.00, of the Company.

2.19. Subscription

        "Subscription" shall mean an Eligible Employee's authorization for payroll deductions made in the form and manner specified by the Committee (which may include enrollment by submitting forms, by voice response, internet access or other electronic means). Unless withdrawn earlier in accordance with Section 6.02, each Subscription shall be in effect for the duration of the Offering to which it applies. No more than one Subscription may be in effect for an Eligible Employee during any calendar quarter.

Edwards Lifesciences Corporation B-3

APPENDIX B

 ARTICLE III — ELIGIBILITY AND PARTICIPATION

3.01. Initial Eligibility

        Any individual who is an Eligible Employee on an Offering Commencement Date shall be eligible to participate in the Offering commencing on such date, subject to the terms and conditions of the Plan.

3.02. Leave of Absence

        For purposes of participation in the Plan, a Participant on a leave of absence shall be deemed to be an employee for a period of up to 90 days or, if longer, during the period the Participant's right to reemployment is guaranteed by statute or contract. If the leave of absence is paid, deductions authorized under any Subscription in effect at the time the leave began will continue. If the leave of absence is unpaid, no deductions or contributions will be permitted during the leave. If such a Participant returns to active status within 90 days or the guaranteed reemployment period, as applicable, payroll deductions under the Subscription in effect at the time the leave began will automatically begin again upon the Participant's return to active status, unless the Subscription has expired. If the Participant does not return to active status within 90 days or the guaranteed reemployment period, as applicable, the Participant shall be treated as having terminated employment for all purposes of the Plan. If such terminated Participant later returns to active employment as an Eligible Employee or if a Participant returns to active employment as an Eligible Employee after the Subscription has expired, such individual will be treated as a new employee and will be eligible to participate in Offerings commencing after his or her reemployment date by filing a Subscription during the applicable Enrollment Period for such Offering.

3.03. Restrictions on Participation

        Notwithstanding any provisions of the Plan to the contrary, no Eligible Employee shall be granted a right to purchase Stock:

  (a)
  if, immediately after the grant, such employee would own Stock, and/or hold outstanding options to purchase Stock, possessing 5% or more of the total combined voting power or value of all classes of the Company's stock (for purposes of this paragraph, the rules of Section 424(d) of the Code shall apply in determining stock ownership of any employee); or

  (b)
  which permits the employee's rights to purchase Stock under all employee stock purchase plans of the Company to accrue at a rate which exceeds $25,000 in Fair Market Value of the Stock (determined at the time such right to purchase Stock is granted) for each calendar year in which such right is outstanding (as computed to comply with Section 423(b)(8) of the Code).

Further, with respect to any Offering, in no event shall an employee be granted a right to purchase in excess of 10,000 shares of Stock, subject to adjustment pursuant to Section 10.03.

3.04. Commencement of Participation

        An Eligible Employee may become a Participant in any Offering by entering a Subscription during the Enrollment Period for such Offering. Payroll deductions for such Offering shall commence on the applicable Offering Commencement Date and shall end on the applicable Offering End Date unless withdrawn by the Participant or sooner terminated in accordance with Article VII. Only one Subscription may be in effect with respect to any Participant at any one time.

3.05. Participation After Rehire

        An Eligible Employee's Subscription will automatically terminate on the date he or she is no longer an employee of any Participating Company. If the Eligible Employee terminates employment with a Subscription in effect with respect to an Offering and is rehired prior to the Offering End Date for that Offering, the Subscription will not be reinstated and the Eligible Employee will not be allowed to again make payroll deductions under such Offering. The Eligible Employee may elect to participate in Offerings commencing after his or her reemployment date by entering a Subscription during the applicable Enrollment Period for such Offering. Notwithstanding the foregoing, an Eligible Employee's transfer from one Participating Company to another shall not terminate such Eligible Employee's Subscription.

B-4 Edwards Lifesciences Corporation

APPENDIX B

3.06. Transfers

        An Eligible Employee's transfer from one Participating Company under this Plan to another shall not terminate such Eligible Employee's Subscription.

        If an Eligible Employee transfers to a Corporate Affiliate that is not a Participating Company under this Plan, the employee will be treated as a terminated Participant under this Plan. The employee may become eligible to participate in the Company's stock purchase plan for international employees if the employee is transferred to a subsidiary or affiliate of the Company that is designated to participate in the stock purchase plan for international employees subject to the terms and conditions set forth in that plan.

ARTICLE IV — OFFERINGS

4.01. Quarterly Offerings

        The Plan commenced with an Offering beginning on June 1, 2001 and, unless determined otherwise by the Committee, will continue in operation with a new Offering commencing on the first day of each calendar quarter thereafter. Eligible Employees may not have in effect more than one Subscription at a time.

        Participants may subscribe to any Offering by entering a Subscription during the Enrollment Period for such Offering in such manner as the Committee may prescribe (which may include enrollment by submitting forms, by voice response, internet access or other electronic means).

        A Subscription that is in effect on an Offering End Date will automatically be deemed to be a Subscription for the Offering that commences immediately following such Offering End Date, provided that the Participant is still an Eligible Employee and has not withdrawn the Subscription. Under the foregoing automatic enrollment provisions, payroll deductions will continue at the level in effect immediately prior to the new Offering Commencement Date, unless changed in advance by the Participant in accordance with Section 5.03.

4.02. Purchase Price

        The purchase price per share of Stock under each Offering shall be the lower of:

  (a)
  85% of the Fair Market Value of the Stock on the Offering Commencement Date; or

  (b)
  85% of the Fair Market Value of the Stock on the Purchase Date.

Such purchase price may only be paid with accumulated payroll deductions in accordance with Article V.

ARTICLE V — PAYROLL DEDUCTIONS

5.01. Amount of Deduction

        An Eligible Employee's Subscription shall authorize payroll deductions at a rate, in whole percentages, of no less than 1% and no more than 12% of Base Pay on each payday that the Subscription is in effect.

5.02. Participant's Account

        All payroll deductions made with respect to a Participant shall be credited to his or her recordkeeping account under the Plan. A Participant may not make any separate cash payment into such account. No interest will accrue or be paid on any amount withheld from a Participant's pay under the Plan or credited to the Participant's account. Except in the case that any purchase limits set forth under the Plan would be exceeded, all amounts in a Participant's account will be used to purchase shares of Stock and no cash refunds shall be made from such account. Shares of Stock issued may be whole shares and/or fractional shares. Any amounts that are withheld but unable to be applied to the purchase of Stock because of the limitations of Section 3.03 shall be returned to the Participant without interest and will not be used to purchase shares with respect to any other Offering under the Plan.

5.03. Changes in Payroll Deductions

        During an Offering, a Participant may change his or her level of payroll deduction with respect to such Offering within the limits described in Section 5.01 in accordance with procedures established by the Committee (including,

Edwards Lifesciences Corporation B-5

APPENDIX B

without limitation, rules relating to the frequency of such changes); provided, however, if the Participant reduces his or her payroll deductions to zero, it shall be deemed to be a withdrawal of the Subscription and the Participant may not thereafter participate in such Offering but must wait until the next Offering to resubscribe to the Plan. Any such discontinuance or change in level shall be effective as soon as administratively practicable.

ARTICLE VI — EXERCISE OF RIGHTS TO PURCHASE STOCK

6.01. Automatic Exercise

        A Participant's right to purchase Stock with respect to any Offering will be automatically exercised on each Purchase Date for the Offering. The right to purchase Stock will be exercised by using the accumulated payroll deductions in the Participant's account as of each such Purchase Date to purchase the number of shares of Stock that may be purchased at the purchase price on such date, determined in accordance with Section 4.02.

6.02. Withdrawal From Offering

        A Participant may not withdraw the accumulated payroll deductions in his or her account during an Offering. If the Participant withdraws his or her Subscription with respect to any Offering, the accumulated payroll deductions in the Participant's account at the time the Subscription is withdrawn will be used to purchase shares of Stock at the next Purchase Date for the Offering to which the Subscription related, in accordance with Section 6.01.

6.03. Delivery of Stock

        Stock purchases under the Plan will be held in an account in the Participant's name in uncertificated form unless certification is requested by the Participant. Furthermore, Stock to be delivered to a Participant under the Plan will be registered in the name of the Participant.

6.04. Change in Control

        If pursuant to a Change in Control rights to purchase Stock are not assumed or otherwise continued in full force and effect, then each right to purchase Stock under each Offering in effect at the time of the Change in Control shall automatically be exercised, immediately prior to the effective date of any Change in Control, by applying the payroll deductions of each Participant for the Offering in which such Change in Control occurs to the purchase of shares of Stock at a purchase price per share equal to eighty-five percent (85%) of the lower of (i) the Fair Market Value per share of Stock on the start date of the applicable Offering or (ii) the Fair Market Value per share of Stock immediately prior to the effective date of such Change in Control.

ARTICLE VII — WITHDRAWAL

7.01. Effect on Subsequent Participation

        The Committee shall have the authority to decide the Participant's eligibility to participate in any succeeding Offering if Participant withdraws from any Offering.

7.02. Termination of Employment

        Subject to the following provisions of this Section 7.02, upon termination of the Participant's employment for any reason that results in the Participant not qualifying as an Eligible Employee, any Subscription then in effect will be deemed to have been withdrawn and any payroll deductions credited to the Participant's account will be used to purchase Stock on the next Purchase Date for the Offering with respect to which such deductions relate. Notwithstanding the foregoing, if the Participant has a Subscription in effect on the Participant's termination of employment, payroll deductions (at the rate in effect on the termination date) shall continue to be made from Base Pay earned prior to termination of employment, if any, that is paid to the Participant after such termination of employment and before the earlier of (i) the three-month anniversary of such termination of employment, or (ii) the Offering End Date of such Offering. Any such payroll deduction shall be used to purchase Stock on the next Purchase Date for the Offering after the deduction is made.

B-6 Edwards Lifesciences Corporation

APPENDIX B

7.03. Effect of Hardship Rules

        At the discretion of the Company, the Company may cancel or suspend a Participant from participating in the Plan if the Participant claims a hardship with respect to his/her participation in any applicable benefit program and pursuant to the applicable benefit program, the Participant cannot be permitted to continue to participate in the Plan. If cancellation or suspension is required, the Company will determine whether accumulated contributions should be refunded or may be held to purchase shares on the next Purchase Date and when the Participant will become eligible to participate in the Plan in the future.

ARTICLE VIII — STOCK

8.01. Maximum Shares

        The maximum number of shares which may be issued under the Plan, subject to adjustment upon changes in capitalization of the Company as provided in Section 10.03, shall be 12,100,000 shares. If the total number of shares for which rights to purchase Stock are exercised on any Purchase Date exceeds the maximum number of shares available for issuance, the Company shall make a pro rata allocation of the shares available for delivery and distribution in as nearly a uniform manner as shall be practicable and as it shall determine to be equitable, and the balance of payroll deductions credited to the account of each Participant under the Plan shall be returned to him as promptly as possible.

8.02. Participant's Interest in Rights to Purchase Stock

        The Participant will have no interest in Stock covered by a right to purchase Stock under the Plan until such right has been exercised.

ARTICLE IX — ADMINISTRATION

9.01. Appointment of Committee

        The Company's Board of Directors shall appoint a Committee to administer the Plan. No member of the Committee who is not an Eligible Employee shall be eligible to purchase Stock under the Plan.

9.02. Authority of Committee

        Subject to the express provisions of the Plan, the Committee shall have plenary authority in its discretion to interpret and construe any and all provisions of the Plan, to adopt rules and regulations for administering the Plan, to adopt sub-plans creating additional rules and restrictions for participation and to make all other determinations deemed necessary or advisable for administering the Plan. The Committee shall also have full power and authority to determine whether, to what extent and under what circumstances any Eligible Employee's participation in the Plan shall be cancelled or suspended as a result of 401(k) hardship rules or similar rules, as determined at the sole discretion of the Committee. The Committee's determination on the foregoing matters shall be conclusive. The Committee shall also have the authority to determine if and when the employees of Corporate Affiliates organized or acquired after the Effective Date shall be eligible for participation in the Plan. The Committee may delegate to an officer its authority under this Section 9.02 to determine if and when the employees of a Corporate Affiliate shall be eligible or ineligible for participation in the Plan.

9.03. Rules Governing the Administration of the Committee

        The Company's Board of Directors may from time to time appoint members of the Committee in substitution for or in addition to members previously appointed and may fill vacancies, however caused, in the Committee. The Committee may select one of its members as its Chairman and shall hold its meetings at such times and places as it shall deem advisable and may hold telephonic meetings. A majority of its members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. The Committee may correct any defect or omission or reconcile any inconsistency in the Plan, in the manner and to the extent it shall deem desirable. Any decision or determination reduced to writing and signed by a majority of the members of the Committee shall be as fully effective as if it had been made by a majority vote at a meeting duly called and held. The Committee may appoint a secretary and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

Edwards Lifesciences Corporation B-7

APPENDIX B

9.04. Statements

        Each Participant shall receive a statement of his account showing the number of shares of Stock held and the amount of cash credited to such account. Such statements will be provided as soon as administratively feasible following the end of each calendar quarter.

ARTICLE X — MISCELLANEOUS

10.01. Transferability

        Neither payroll deductions credited to a Participant's account nor any rights with regard to the exercise of a right to purchase Stock or to receive Stock under the Plan may be assigned, transferred, pledged, or otherwise disposed of in any way by the Participant other than by will or the laws of descent and distribution. Any such attempted assignment, transfer, pledge or other disposition shall be without effect. During a Participant's lifetime, rights to purchase Stock that are held by such Participant shall be exercisable only by that Participant.

10.02. Use of Funds

        All payroll deductions received or held by the Participating Company under this Plan may be used by the Participating Company for any corporate purpose and the Participating Company shall not be obligated to segregate such payroll deductions.

10.03. Adjustment Upon Changes in Capitalization

        In the event of a stock split, stock dividend, recapitalization, reclassification or combination of shares, merger, spin-off or similar event, the Committee shall adjust equitably (a) the number and class of shares or other securities that are reserved for sale under the Plan, (b) the number and class of shares or other securities that are subject to outstanding rights to purchase Stock, (c) the maximum number of shares of Stock that can be purchased by a Participant with respect to any Offering and (d) the appropriate market value and other price determinations applicable to rights to purchase Stock. The Committee shall make all determinations under this Section 10.03, and all such determinations shall be conclusive and binding.

10.04. Amendment and Termination

        The Company's Board of Directors shall have complete power and authority to terminate or amend the Plan at any time and for any reason; provided, however, that the Company's Board of Directors shall not, without the approval of the stockholders of the Company in accordance with Section 423 of the Code, (i) increase the maximum number of shares which may be issued under any Offering (except pursuant to Section 10.03); (ii) amend the requirements as to the class of employees eligible to purchase stock under the Plan; or (iii) permit members of the Committee who are not Eligible Employees to purchase stock under the Plan.

        Upon termination vnof the Plan, the date of termination shall be considered a Purchase Date, and any cash remaining in Participant accounts will be applied to the purchase of Stock, unless determined otherwise by the Company's Board of Directors. Upon termination of the Plan, the Company's Board of Directors shall have authority to establish administrative procedures regarding the exercise of outstanding rights to purchase Stock or to determine that such rights shall not be exercised.

10.05. Effective Date

        This Plan became effective as of June 1, 2001.

10.06. No Employment Rights

        The Plan does not, directly or indirectly, create in any employee or class of employees any right with respect to continuation of employment with the Company or any Corporate Affiliate, and it shall not be deemed to interfere in any way with the right of the Company or any Corporate Affiliate employing such person to terminate, or otherwise modify, an employee's employment at any time.

B-8 Edwards Lifesciences Corporation

APPENDIX B

10.07. Effect of Plan

        The provisions of the Plan shall, in accordance with its terms, be binding upon, and inure to the benefit of, all successors of each employee participating in the Plan, including, without limitation, such employee's estate and the executors, administrators or trustees thereof, heirs and legatees, and any receiver, trustee in bankruptcy or representative of creditors of such employee.

10.08. Governing Law

        The law of the State of California will govern all matters relating to this Plan except to the extent it is superseded by the laws of the United States.

Edwards Lifesciences Corporation B-9

EDWARDS LIFESCIENCES CORPORATION ONE EDWARDS WAY IRVINE, CA 92614 ATTN: ANGELINA ORONA

VOTE BY INTERNET: www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE: 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

You may hold Edwards shares in multiple accounts and therefore receive more than one proxy card or voting instruction form and related materials. Please vote EACH proxy card and voting instruction form that you receive.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
	E25633-P90069-Z69683	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.		DETACH AND RETURN THIS PORTION ONLY

EDWARDS LIFESCIENCES CORPORATION

The Board of Directors recommends you vote FOR the following nominees:

1.	ELECTION OF DIRECTORS	For	Against	Abstain	The Board of Directors recommends you vote 1 YEAR for Proposal 2.		1 Year	2 Years	3 Years	Abstain

	1a. Michael A. Mussallem	☐	☐	☐	2.	ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION EVERY ONE, TWO OR THREE YEARS	☐	☐	☐	☐

	1b. Kieran T. Gallahue	☐	☐	☐
					The Board of Directors recommends you vote FOR Proposals 3, 4, 5 and 6.			For	Against	Abstain
	1c. Leslie S. Heisz	☐	☐	☐

	1d. William J. Link, Ph.D.	☐	☐	☐
					3.	ADVISORY VOTE TO APPROVE COMPENSATION OF NAMED EXECUTIVE OFFICERS		☐	☐	☐
	1e. Steven R. Loranger	☐	☐	☐

	1f. Martha H. Marsh	☐	☐	☐	4.	AMENDMENT AND RESTATEMENT OF THE LONG-TERM STOCK INCENTIVE COMPENSATION PROGRAM		☐	☐	☐

	1g. Wesley W. von Schack	☐	☐	☐

	1h. Nicholas J. Valeriani	☐	☐	☐	5.	AMENDMENT AND RESTATEMENT OF THE U.S. EMPLOYEE STOCK PURCHASE PLAN		☐	☐	☐

					6.	RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM		☐	☐	☐

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments or postponements thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date				Signature (Joint Owners)		Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

E23162-P90069-Z69683

EDWARDS LIFESCIENCES CORPORATION

Annual Meeting of Stockholders

May 11, 2017 10:00 A.M. PDT

This proxy is solicited by the Board of Directors

The undersigned hereby appoints William J. Link, Michael A. Mussallem and Wesley W. von Schack as proxies, each with the power to appoint his substitute and with authority in each to act in the absence of the others, to represent and to vote all shares of Edwards Lifesciences Corporation which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Edwards Lifesciences Corporation to be held at the corporate headquarters of Edwards Lifesciences Corporation, One Edwards Way, Irvine, California 92614, on Thursday, May 11, 2017, at 10:00 A.M., Pacific Daylight Time, and any adjournments thereof, on the proposals described in the Proxy Statement in accordance with the instructions on the reverse side, and all other matters properly coming before the meeting.

This proxy revokes all proxies previously given by the undersigned to vote at such meeting and any adjournments thereof. This proxy will also serve to instruct the Trustee of Edwards Lifesciences Corporation 401(k) Savings and Investment Plan and the Edwards Lifesciences Corporation of Puerto Rico Savings and Investment Plan to vote in accordance with the instructions on the reverse side all shares held for the undersigned in such plans. For shares in your Savings and Investment Plan account, voting instructions submitted over the Internet, by telephone or by mail must be received by the Trustee by 11:59 p.m., Eastern Daylight Time, on Monday, May 8, 2017. The Trustee will vote allocated shares for which it receives no written instructions in the same proportion as the allocated shares for which voting instructions have been received.

IMPORTANT — This Proxy Must Be Signed and Dated On the Reverse Side If Voting By Mail

Continued and To Be Signed On Reverse Side